As filed with the Securities and Exchange Commission on October 29, 2004

                                                      Registration No. 33-46479
                                                             File No. 811-06602
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

         Pre-Effective Amendment No.    __

         Post-Effective Amendment No.   28                         X
         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

         Amendment No.  30                                         X

                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                             Peoria, Illinois 61602
               (Address of Principal Executive Offices) (Zip Code)
                  Registrant's Telephone Number: (309) 675-4999

                     Name and Address of Agent for Service:

                                 David Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                             Peoria, Illinois 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624


It is proposed that this filing will become effective:

__ Immediately upon filing pursuant to paragraph (b),

X  On November 1, 2004 pursuant to paragraph (b),

__ 60 days after filing pursuant to paragraph (a)(1), _

__ On _______________ pursuant to paragraph (a)(1),

__ 75 days after filing pursuant to paragraph (a)(2), or

__ On _______________ pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

The Preferred Group of Mutual Funds
411 Hamilton Boulevard, Suite 1200
Peoria, Illinois 61602-3106

Prospectus
November 1, 2004

Preferred International Growth Fund
Preferred International Value Fund
Preferred Small Cap Growth Fund
Preferred Mid Cap Growth Fund
Preferred Large Cap Growth Fund
Preferred Value Fund
Preferred Asset Allocation Fund
Preferred Fixed Income Fund
Preferred Short-Term Government Securities Fund
Preferred Money Market Fund

For more information about The Preferred Group call 1-800-662-4769. www.PreferredGroup.com
----------------------

The Preferred Group of Mutual Funds ("the Preferred Group") is an open-end, diversified series investment company offering ten portfolios ("funds") with different investment objectives and strategies. Shares of the funds are offered without a sales charge at net asset value.

This Prospectus concisely describes the information that investors should know before investing. Please read this Prospectus carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

RISK/RETURN SUMMARIES..........................................................3

   PREFERRED INTERNATIONAL GROWTH FUND.........................................3
   PREFERRED INTERNATIONAL VALUE FUND..........................................5
   PREFERRED SMALL CAP GROWTH FUND.............................................7
   PREFERRED MID CAP GROWTH FUND..............................................10
   PREFERRED LARGE CAP GROWTH FUND............................................12
   PREFERRED VALUE FUND.......................................................14
   PREFERRED ASSET ALLOCATION FUND............................................17
   PREFERRED FIXED INCOME FUND................................................20


   PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND............................22


   PREFERRED MONEY MARKET FUND................................................25
   SUMMARY OF PRINCIPAL RISKS.................................................27

SCHEDULE OF FUND EXPENSES.....................................................29

GENERAL POLICIES AND RISK CONSIDERATIONS......................................31

ABOUT THE PREFERRED GROUP.....................................................36

PORTFOLIO MANAGERS............................................................38

DETERMINATION OF NET ASSET VALUE AND PRICING..................................42

YOUR PREFERRED GROUP ACCOUNT..................................................43

   HOW TO OPEN YOUR ACCOUNT...................................................43


   HOW TO BUY SHARES..........................................................44


   EXCHANGING AND REDEEMING SHARES............................................45
   IMPORTANT INFORMATION ABOUT YOUR ACCOUNT...................................48
   ADDITIONAL SHAREHOLDER SERVICES............................................50
   DISTRIBUTIONS..............................................................52
   CHOOSING A DISTRIBUTION OPTION.............................................53
   TAXES......................................................................54

FINANCIAL HIGHLIGHTS..........................................................56

RISK/RETURN SUMMARIES

The following are risk/return summaries of key information about each fund in The Preferred Group of Mutual Funds. Each summary describes the fund's objectives, principal investment strategies and principal risks. More detailed descriptions of the funds, including these and other principal risks associated with investing in the funds, can be found elsewhere in this Prospectus. Please be sure to read this additional information before you invest.

The risk/return summary for every fund also includes a table showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each fund by showing:


- How the fund's average annual returns for one year, five years, ten years and/or the life of the fund (as applicable) compare to those of a broad-based securities market index. An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


-    How the fund's performance has changed from year to year, if applicable.

A fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

-    You may lose money by investing in the funds.

- An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREFERRED INTERNATIONAL GROWTH FUND

Objective:

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Principal Investment Strategies:


Under normal market conditions, the fund invests at least 80% of its assets in common stocks and other equity securities (such as preferred stock) of foreign companies. While the fund primarily invests in companies located in developed countries, it may also invest in companies located in emerging markets.


The fund's subadviser, McKinley Capital Management, Inc. ("McKinley"), employs a bottom up, growth approach in selecting investments for the fund. Using proprietary quantitative models, McKinley systematically searches for and strives to identify companies with early signs of accelerating growth.

The primary model is designed to identify common stocks that are inefficiently priced relative to the market, while taking volatility of returns into consideration. The remaining candidates then pass through liquidity and strength of earnings tests.

In the final portfolio construction process, McKinley examines a variety of qualitative factors that McKinley believes could ultimately impact earnings. The fund's final selection of investments results in a portfolio of approximately 35 to 50 securities with the goal of providing diversification among issues, industries, sectors and countries.

The following factors will be considered when the fund decides to sell a specific security:

     o    Sustained diminished return-to-risk ratio.
     o    Significant downward revisions in analysts' earnings expectations.
     o    Negative earnings surprises.
     o    Unfavorable estimated growth rate of price-to-earnings ratio.
     o    Scaling back appreciating positions.
     o    Macro/political factors.


The fund may invest in securities of issuers of any capitalization.


Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Foreign risk
     -    Currency risk
     -    Market risk
     -    Interest rate risk
     -    Smaller and mid-size company risk
     -    Credit risk
     -    Derivatives risk
     -    Leveraging risk
     -    Liquidity risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The bar chart and table below give some indication of the risks of an investment in the fund by providing the fund's performance and a broad measure of market performance. McKinley assumed subadvisory responsibility for the fund on September 1, 2004; returns for prior periods reflect the performance of a predecessor adviser. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -25, -20, -15, -10, -5, 0, 5, 10, 15, 20, 25, 30, 35,
40, 45


-24.70%     21.50%
 2002        2003

During the periods shown, the highest quarterly return was 10.55% (for the quarter ended 6/30/03), and the lowest was -16.75% (for the quarter ended 9/30/02). From January 1, 2004 through September 30, 2004, the fund's return was -1.97%.


The following table shows how the fund's average annual returns for one year and inception-to-date compare to those of the MSCI Europe, Australasia & Far East Index (MSCI EAFE). This index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

                          Average Annual Total Returns*
                     (for periods ended December 31, 2003)
----------------------------------------- --------------- --------------
                                                             Since
                                                            Inception
                                              1 Year        (4/2/01)
----------------------------------------- --------------- --------------
PREFERRED INTERNATIONAL
GROWTH FUND

Return Before Taxes                           21.50%         -9.37%

Return After-taxes                            21.50%         -9.37%
on Distributions

Return After-taxes                            13.97%         -7.85%
on Distributions and
Sale of Fund Shares
----------------------------------------- --------------- --------------
MSCI EAFE**                                   39.17%          2.53%
----------------------------------------- --------------- --------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED INTERNATIONAL VALUE FUND

Objective:

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Principal Investment Strategies:

The fund invests primarily in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) traded principally outside the United States, including emerging markets, believed to be undervalued and thereby offering above-average potential for capital appreciation.

The approach of the subadviser, Mercator Asset Management, LP ("Mercator"), is to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator segregates several hundred stocks into its proprietary database. The stocks in this universe are then ranked from most to least attractive; the most highly ranked stocks are then subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry and macro factors. Under normal market conditions, the fund invests at least 80% of its assets in at least three countries, not including the United States. The fund may invest in securities of issuers of any capitalization. Although the fund intends to invest primarily in equity securities, the fund may invest in fixed income securities and derivatives. From time to time the fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.


The fund is currently closed to new investors. See "How to Buy Shares - Preferred International Value Fund."


Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Foreign risk
     -    Currency risk
     -    Market risk
     -    Interest rate risk
     -    Smaller and mid-size company risk
     -    Credit risk
     -    Derivatives risk
     -    Leveraging risk
     -    Liquidity risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -15, -10, -5, 0, 5, 10, 15, 20, 25, 30, 35, 40, 45


3.27%    9.93%    17.14%   6.78%   10.60%   32.87%   -4.71   -12.80%   -7.61%  39.03%
1994     1995     1996     1997     1998    1999     2000     2001      2002    2003

During the periods shown, the highest quarterly return was 19.53% (for the quarter ended 6/30/03), and the lowest was -19.07% (for the quarter ended 9/30/02). From January 1, 2004 through September 30, 2004, the fund's return was 5.31%.


The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the MSCI Europe, Australasia & Far East Index (MSCI EAFE). This index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

                          Average Annual Total Returns*
                     (for periods ended December 31, 2003)

----------------------------- --------------- ------------- ---------------
                                  1 Year        5 Years        10 Years
----------------------------- --------------- ------------- ---------------
PREFERRED INTERNATIONAL
VALUE FUND**


Return Before Taxes               39.03%         7.24%          8.34%

Return After-taxes                38.83%         5.23%          6.62%
on Distributions

Return After-taxes                25.63%         5.29%          6.41%
on Distributions and
Sale of Fund Shares
----------------------------- --------------- ------------- ---------------
MSCI EAFE***                      39.17%         0.26%          4.78%
----------------------------- --------------- ------------- ---------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived effective July 1, 2002.

*** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED SMALL CAP GROWTH FUND

Objective:

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Principal Investment Strategies:


Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of common stocks of small cap companies. The fund primarily invests in securities that the fund's subadviser, Turner Investment Partners, Inc. ("Turner"), believes have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index. Although such range may change at any time, as of September 30, 2004, the range of market capitalizations of companies included in the Russell 2000 Growth Index was approximately $67 million to $2.44 billion.

The fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index as may be selected by Turner). To the extent that certain sectors, such as technology and consumer services, from time to time constitute a significant portion of the Russell 2000 Growth Index, they may also constitute a significant portion of the fund. The fund may invest in foreign securities and may invest up to 10% of its total assets in American Depository Receipts.


Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Smaller and mid-size company risk
     -    Liquidity risk
     -    Management risk
     -    Market risk
     -    Interest rate risk
     -    Foreign risk
     -    Currency risk
     -    Credit risk
     -    Derivatives risk
     -    Leveraging risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. Turner assumed subadvisory responsibility for the fund on January 1, 2000; returns for prior periods reflect the performance of a predecessor adviser. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -35, -30, -25, -20, -15, -10, -5, 0, 5, 10, 15, 20, 25,
30, 35


20.44%    31.42%    -4.78%   -10.60%   -16.81%    -19.90%    -32.78%   59.05%
1996      1997      1998      1999       2000      2001        2002     2003

During the periods shown, the highest quarterly return was 27.61% (for the quarter ended 12/31/01), and the lowest was -28.17% (for the quarter ended 9/30/01). From January 1, 2004 through September 30, 2004, the fund's return was -0.60%.

The following table shows how the fund's average annual returns for one year, five years and inception-to-date compare to those of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those companies included in the Russell 2000 Index (the 2,000 smallest of the 3,000 largest U.S. domiciled corporations) with higher price-to-book ratios and higher forecasted growth values.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2003)
---------------------------- -------------- --------------- ----------------
                                                                 Since
                                                              Inception**
                                1 Year         5 Years         (11/1/95)
---------------------------- -------------- --------------- ----------------
PREFERRED SMALL CAP
GROWTH FUND


Return Before Taxes             59.05%          -8.63%           0.10%

Return After-taxes              59.05%          -8.64%          -0.54%
on Distributions

Return After-taxes              38.38%          -7.12%          -0.09%
on Distributions and
Sale of Fund Shares

---------------------------- -------------- --------------- ----------------
RUSSELL 2000 GROWTH             48.54%          0.86%            4.30%
INDEX***
---------------------------- -------------- --------------- ----------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** The fund's performance would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

*** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED MID CAP GROWTH FUND
Objective:

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Principal Investment Strategies:


Under normal market conditions, the fund invests at least 80% of its assets in common stocks and other equity securities (including preferred stocks and securities convertible to common or preferred stocks) of U.S. mid cap companies. The fund primarily invests in securities that the fund's subadviser, Turner, believes have strong earnings growth potential. Mid cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index. Although such range may change at any time, as of September 30, 2004, the range of market capitalizations of companies included in the Russell Midcap Growth Index was approximately $525 million to $14.73 billion.


The fund invests in securities of companies across diverse economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. To the extent that certain sectors, such as technology and consumer services, from time to time constitute a significant portion of the Russell Midcap Growth Index, they may also constitute a significant portion of the fund. Although the fund intends to invest primarily in the equity securities of U.S. companies, it may also invest in securities issued by foreign companies (including American Depository Receipts) and derivatives.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Smaller and mid-size company risk
     -    Credit risk
     -    Interest rate risk
     -    Currency risk
     -    Derivatives risk
     -    Foreign risk
     -    Leveraging risk
     -    Liquidity risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance


The bar chart and table on the right give some indication of the risks of an investment in the fund by providing the fund's performance and a broad measure of market performance. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -35, -30, -25, -20, -15, -10, -5, 0, 5, 10, 15, 20, 25,
30, 35, 40, 45


-33.27%    47.55%
2002        2003

During the period shown, the highest quarterly return was 18.76% (for the quarter ended 6/30/03), and the lowest was -19.66% (for the quarter ended 6/30/02). From January 1, 2004 through September 30, 2004, the fund's return was -4.25%.


The following table shows how the fund's average annual returns for one year and inception-to-date compare to those of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

                          Average Annual Total Returns*
                     (for periods ended December 31, 2003)
----------------------------------------- --------------- --------------
                                                             Since
                                                            Inception
                                              1 Year        (4/2/01)
----------------------------------------- --------------- --------------
PREFERRED MID CAP
GROWTH FUND


Return Before Taxes                           47.55%          1.79%

Return After-taxes                            47.55%          0.61%
on Distributions

Return After-taxes                            30.91%          0.80%
on Distributions and
Sale of Fund Shares
----------------------------------------- --------------- --------------
RUSSELL MIDCAP GROWTH INDEX**                 42.71%          3.67%
----------------------------------------- --------------- --------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED LARGE CAP GROWTH FUND

Objective:

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its assets in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) of large capitalization companies. The fund primarily invests in securities that the fund's subadviser, Jennison Associates LLC ("Jennison"), believes offer the potential for capital appreciation. These securities include stocks of companies that Jennison believes are or will be experiencing above-average earnings growth.

When selecting securities for purchase or sale, Jennison considers a variety of factors, including a company's earnings, revenue and cash flow growth, profitability, financial condition, the company's business franchise and market position, strength and experience of its management group, research and development practices, and marketing strength and capability.

The fund currently treats as large capitalization companies those companies with equity capitalizations of $8 billion and greater at the time of purchase. Although the fund intends to invest primarily in the equity securities of large capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization, derivatives and structured notes that are tied to the value of individual equity securities or equity indices. The fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Smaller and mid-size company risk
     -    Credit risk
     -    Interest rate risk
     -    Currency risk
     -    Derivatives risk
     -    Foreign risk
     -    Leveraging risk
     -    Liquidity risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -35, -30, -25, -20, -15, -10, -5, 0, 5, 10, 15, 20, 25,
30, 35, 40, 45


-1.11%   28.37%   18.88%   31.22%    35.89%    44.83%    -17.62%    -18.27%   -30.33%    30.07%
 1994     1995     1996     1997      1998      1999       2000       2001      2002      2003

During the periods shown, the highest quarterly return was 29.03% (for the quarter ended 12/31/99), and the lowest was -20.05% (for the quarter ended 9/30/01). From January 1, 2004 through September 30, 2004, the fund's return was -1.71%.

The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000 Growth Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Growth Index measures the performance of the 1,000 largest companies included in the Russell 3000 Index (the 3,000 largest U.S. domiciled corporations) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index was added as the fund's primary benchmark because Jennison and Caterpillar Investment Management Ltd., the fund's adviser, believe the Russell 1000 Growth Index is more representative of the fund's investment strategies.


                         Average Annual Total Returns*
                     (for periods ended December 31, 2003)
------------------------------------ --------------- ------------- -------------
                                         1 Year        5 Years       10 Years
------------------------------------ --------------- ------------- -------------
PREFERRED LARGE CAP
GROWTH FUND


Return Before Taxes                      30.07%         -2.44%        9.05%

Return After-taxes                       30.05%         -4.17%        6.60%
on Distributions

Return After-taxes                       19.56%         -2.24%        7.29%
on Distributions and
Sale of Fund Shares

------------------------------------ --------------- ------------- -------------
RUSSELL 1000 GROWTH INDEX**              29.75%         -5.11%        9.21%
S&P 500 INDEX**                          28.68%         -0.57%        11.07%
------------------------------------ --------------- ------------- -------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED VALUE FUND

Objective:

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Principal Investment Strategies:

Lord, Abbett & Co. LLC ("Lord Abbett") and Pacific Financial Research, Inc. ("PFR") each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). All amounts received by the fund for sales of its shares and paid by the fund for redemptions of its shares are split evenly between Lord Abbett and PFR.

How Lord Abbett manages the fund

Lord Abbett primarily purchases equity securities of large, seasoned, U.S. and multinational companies that are believed to be undervalued. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments.

In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. Lord Abbett believes that a high level of capital appreciation may be derived from an actively managed, diversified portfolio of such investments. Lord Abbett uses a continuous and dynamic investment process in building the portfolio for the fund. The process involves several elements that interact on an ongoing basis:

o Lord Abbett uses quantitative research to assist in its valuation analysis to identify stocks believed to represent attractive valuations.

o Lord Abbett uses fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. Lord Abbett identifies companies believed to have the strongest fundamentals relative to valuations.

o Lord Abbett looks for positive factors in a company's near-term outlook that are believed to be likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

o Once the fund's portfolio is constructed, Lord Abbett seeks to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of its strategic decisions.

Lord Abbett generally sells a stock when it thinks the stock seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached Lord Abbett's valuation target.

How PFR manages the fund

In selecting investments for the fund, PFR seeks capital appreciation by investing in equity securities of companies whose share prices are below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions (acquisitions of similar companies by independent third parties) and discounted cash flow. PFR adds companies to the fund when their share prices are below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value or when PFR's valuation models identify a more attractive investment opportunity.

PFR's portion of the fund generally holds between 15 to 40 stocks and generally holds investments in a particular company for an extended period.

PFR's portion of the fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, including, but not limited to:

1. Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

2. Material litigation, technological breakthroughs or temporary production or product introduction problems; or

3. Natural disaster, sabotage or employee error and new management or management policies.

Special situations can affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

General

Although the fund intends to invest primarily in the equity securities of large- and mid-capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization and derivatives.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Special situations risk
     -    Smaller and mid-size company risk
     -    Credit risk
     -    Interest rate risk

     -    Currency risk
     -    Derivatives risk
     -    Foreign risk
     -    Leveraging risk
     -    Liquidity risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. Lord Abbett and PFR assumed subadvisory responsibility for their respective portions of the fund on April 1, 2004 and January 1, 2003, respectively; returns for prior periods reflect the performance of predecessor advisers. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -20, -15, -10, -5, 0, 5, 10, 15, 20, 25, 30, 35, 40


0.48%     37.71%     25.31%    28.02%    14.39%    4.19%   10.84%    -7.48%  -16.13%    23.99%
1994       1995       1996      1997      1998     1999     2000      2001     2002      2003

During the periods shown, the highest quarterly return was 17.13% (for the quarter ended 12/31/98), and the lowest was -15.82% (for the quarter ended 9/30/98). From January 1, 2004 through September 30, 2004, the fund's return was -0.99%.

The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the S&P 500 Index and the Russell 1000 Value Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalization. The Russell 1000 Value Index was added as the fund's primary benchmark because Lord Abbett, PFR and Caterpillar Investment Management Ltd., the fund's adviser, believe the Russell 1000 Value Index is more representative of the fund's investment strategies.


                         Average Annual Total Returns*
                     (for periods ended December 31, 2003)
------------------------------------ --------------- ------------- -------------
                                         1 Year        5 Years       10 Years
------------------------------------ --------------- ------------- -------------
PREFERRED VALUE FUND


Return Before Taxes                      23.99%         2.13%         10.93%

Return After-taxes                       20.61%         -0.10%        9.13%
on Distributions

Return After-taxes                       17.73%         1.09%         8.97%
on Distributions and

Sale of Fund Shares
------------------------------------ --------------- ------------- -------------
RUSSELL 1000 VALUE INDEX**               30.03%         3.56%         11.88%
S&P 500 INDEX**                          28.68%         -0.57%        11.07%
------------------------------------ --------------- ------------- -------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED ASSET ALLOCATION FUND

Objective:

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Principal Investment Strategies:

The fund allocates assets among stocks, bonds and money market instruments. Mellon Capital Management Corporation ("Mellon") and PanAgora Asset Management, Inc. ("PanAgora") each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). All amounts received by the fund for sales of its shares and paid by the fund for redemptions of its shares are split evenly between Mellon and PanAgora. The portions of the fund's assets invested in stocks, bonds and money market instruments vary from time to time in light of changes in interest rates and other economic factors. The fund may invest in any combination of these asset classes without limit.

How Mellon manages the fund

Mellon allocates the fund's assets among common stocks, fixed income securities and money market instruments based on its projected returns and risks for each class.

In selecting stocks for the fund, Mellon primarily seeks to replicate the performance of the S&P 500 Index by purchasing securities that comprise the Index and related derivatives. With respect to approximately 10% of the portion of the fund's assets that it manages, however, Mellon follows a systematic, value-based investment process that attempts to identify and exploit temporary stock mispricing opportunities.

In selecting fixed income securities for the fund, Mellon generally seeks to replicate the performance of the Lehman Brothers Long-Term Treasury Index by purchasing securities that comprise the Index and related derivatives. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years.


Mellon may use financial futures and options to achieve a substantial portion of the fund's exposure to the stock and bond markets. For instance, Mellon may increase the fund's exposure to stocks by investing in stock index futures contracts that track the S&P 500. Similarly, Mellon may create a synthetic Treasury bond portfolio by using instruments that may include, but are not limited to, Treasury bond and note futures, exchange traded options on Treasury bond and note futures and over-the-counter options on U.S. Treasuries. Mellon may also write options on the S&P 500 Index and U.S. Treasury 10-Year Note futures contracts to strive to exploit temporary option mispricing opportunities. Finally, Mellon may use options and futures to facilitate trading, provide liquidity for cash flows, hedge dividend accruals, and manage interest rate risk. These options transactions will be hedged at all times.


The fund's money market investments are limited to short-term investments meeting one of the following criteria:

1. Rated Prime-1 by Moody's or A-1 by S&P at the time of purchase;

2. Unrated securities that Mellon determines to be of a quality comparable to Moody's Prime-1 or S&P's A-1 ratings; or

3. Repurchase agreements with respect to U.S. Government securities.

How PanAgora manages the fund


PanAgora's investment model provides percentage guidelines for allocating the fund's holdings among large-capitalization stocks, mid-capitalization stocks and small-capitalization stocks, bonds and money market instruments. These guidelines are established by forecasting the expected performance for each investment class (as measured by the S&P 500 Index, the S&P 400 Index and the Russell 2000 Index, the Lehman Brothers Long-Term Treasury Index, and 3-month and 1-year Treasury bills, respectively). PanAgora forecasts the return of each class through a proprietary mix of value, economic, monetary and sentiment indicators.

In selecting mid- and small-cap stocks for the fund, PanAgora seeks to replicate the performance of the relevant Index by purchasing securities which comprise the Index and related derivatives. In selecting large-cap stocks, PanAgora seeks to outperform the S&P 500 Index while striving to maintain an approximate level of risk to the Index. PanAgora allocates the fund's equity investments among large-, mid- and small-capitalization stocks based on its analysis of economic factors such as real interest rates, the yield curve and exchange rates.


In selecting bonds, the fund invests in highly liquid securities that are issued by the U.S. Government and included in the Lehman Brothers Long-Term Treasury Index. PanAgora generally selects bonds to match the Lehman Index in maturity, quality, sector and coupon characteristics. Typically, the average maturity of these securities is approximately 20 years, although the fund may invest in securities with longer or shorter maturities at the discretion of PanAgora.

PanAgora may achieve a substantial portion of the fund's exposure to the stock and bond markets using financial futures and related options.

General

For money market instruments, the fund invests in U.S. Government obligations, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-quality short-term corporate obligations and repurchase agreements for these instruments.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Interest rate risk
     -    Derivatives risk
     -    Smaller and mid-size company risk
     -    Liquidity risk
     -    Foreign risk
     -    Currency risk
     -    Credit risk
     -    Leveraging risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -15, -10, -5, 0, 5, 10, 15, 20, 25, 30, 35


-2.57%    32.79%    15.17%    20.92%    27.05%    2.15%   6.55%    -7.45%   -14.85%    23.86%
1994       1995      1996      1997     1998      1999     2000    2001      2002       2003

During the periods shown, the highest quarterly return was 15.97% (for the quarter ended 12/31/98), and the lowest was -13.83% (for the quarter ended 9/30/02). From January 1, 2004 through September 30, 2004, the fund's return was 1.20%.


The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the S&P 500 Index and the 65/30/5 Blended Index. The 65/30/5 Blended Index is composed of the S&P 500 Index (65%); the Lehman Brothers Long-Term Treasury Index (30%); and the 90-Day Treasury Bill benchmark (5%). The 65/30/5 Blended Index serves as the benchmark against which the performance of each of the fund's two subadvisers is evaluated by the trustees of the Preferred Group.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

                         Average Annual Total Returns*

                     (for periods ended December 31, 2003)

-------------------------------------- --------------- ------------- -----------
                                           1 Year        5 Years       10 Years
-------------------------------------- --------------- ------------- -----------
PREFERRED ASSET ALLOCATION FUND


Return Before Taxes                        23.86%         1.22%         9.29%

Return After-taxes                         23.67%         -0.54%        6.89%
on Distributions

Return After-taxes                         15.71%         0.28%         6.85%
on Distributions and
Sale of Fund Shares
-------------------------------------- --------------- ------------- -----------
S&P 500 INDEX**                            28.68%         -0.57%        11.07%
65/30/5 BLENDED INDEX**                    19.18%         2.23%         10.19%
-------------------------------------- --------------- ------------- -----------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the indexes do not reflect the deduction of expenses, fees or taxes.

PREFERRED FIXED INCOME FUND

Objective:

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Principal Investment Strategies:

The fund invests primarily in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, mortgage-related securities and money market instruments. The fund also expects to utilize derivatives to achieve exposure to the fixed income markets and to hedge certain strategies. Western Asset Management Company ("Western") is the primary subadviser for the fund, and has delegated subadvisory responsibility for the fund's non-U.S. dollar denominated investments to its affiliate, Western Asset Management Company Limited ("WAML"). Western will determine the portion of the fund's assets to be allocated to non-U.S. dollar denominated securities from time to time. WAML will select the foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors WAML believes relevant.

Under normal market conditions, the fund will invest at least 80% of its assets in fixed income securities. The average duration of the fund is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western. The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of four years, its price will fall about 4% when interest rates rise by 1%. The fund may invest up to 20% of its assets in non-U.S. dollar denominated securities and securities of emerging market issuers. The fund will not invest more than 10% of its assets in securities of emerging market issuers. The fund may invest up to 15% of its assets in fixed income securities that are rated, at the time of purchase, below investment grade (securities rated below Baa3 by Moody's or BBB- by S&P, or unrated securities that Western or WAML determines are of comparable quality). The fund will not purchase a fixed income security rated below B3/B- by each nationally recognized statistical rating agency rating such security or, if unrated, determined to be of comparable quality by Western or WAML. The fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody's or S&P). The fund may continue to hold securities that are downgraded below investment grade or, if unrated, determined by Western or WAML to be of comparable quality, if Western or WAML believes it would be in the best interests of the fund to do so.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Interest rate risk
     -    Derivatives risk
     -    Credit risk
     -    Smaller and mid-size company risk
     -    Liquidity risk
     -    Foreign risk
     -    Currency risk
     -    Leveraging risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. Western and WAML assumed subadvisory responsibility for the fund on November 1, 2002; returns for prior periods reflect the performance of a predecessor adviser. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -3, -1, 1, 3, 5, 7, 9, 11, 13, 15, 17, 19


-2.38%    17.65%     2.99%    8.45%    6.99%    -0.76%    10.56%    7.21%    9.45%    6.83%
1994      1995       1996     1997     1998      1999      2000      2001    2002     2003

During the periods shown, the highest quarterly return was 6.10% (for the quarter ended 6/30/95), and the lowest was -2.20% (for the quarter ended 3/31/94). From January 1, 2004 through September 30, 2004, the fund's return was 4.02%.


The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2003)

------------------------------------- -------------- ------------- -------------
                                         1 Year        5 Years       10 Years
------------------------------------- -------------- ------------- -------------

PREFERRED FIXED
INCOME FUND

Return Before Taxes                       6.83%         6.58%         6.56%

Return After-taxes                        5.91%         4.60%         4.22%
on Distributions

Return After-taxes                        5.15%         4.42%         4.15%
on Distributions and
Sale of Fund Shares
------------------------------------- -------------- ------------- -------------
LEHMAN BROTHERS                           4.10%         6.62%         6.95%
AGGREGATE INDEX**
------------------------------------- -------------- ------------- -------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

Objective:

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities, and related repurchase agreements. In order to reduce risk, the fund's adviser, Caterpillar Investment Management Ltd. ("CIML"), generally maintains a dollar-weighted average maturity of not more than three years for the fund and typically purchases securities for the fund with remaining maturities or average lives of less than five years.

Some of these U.S. Government securities, such as U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities are supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations or by the right of the issuer to borrow from the U.S. Treasury. The U.S. Treasury is under no legal obligation, however, to purchase securities or to make loans. Still other securities are supported only by the credit of a government agency or similar body.

Governmental bodies whose obligations are not backed by the full faith and credit of the U.S. Government include Fannie Mae, Federal Home Loan Banks, the Tennessee Valley Authority, the Bank for Cooperatives and Freddie Mac. A significant portion of the fund's portfolio may consist of Ginnie Mae mortgage-backed certificates and other U.S. Government securities representing ownership interests in mortgage pools.

U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities. As a result, the yields from U.S. Government securities are generally lower than the yields from otherwise comparable corporate fixed-income securities.

The fund may also invest in corporate bonds, asset backed securities and, to a lesser extent, municipal securities. The fund will only invest in securities that are rated investment grade at the time of purchase (securities that are rated Baa3 and BBB- or higher by Moody's and S&P, respectively or unrated securities that CIML determines are of comparable quality). The fund may continue to hold securities that are downgraded below investment grade or, if unrated, determined by CIML to be of comparable quality, if CIML believes it would be in the best interests of the fund to do so.

Principal Risks:

You could lose money on your investment in the fund, or the fund could underperform other investments due to the following principal risks:

     -    Management risk
     -    Market risk
     -    Interest rate risk
     -    Derivatives risk
     -    Credit risk
     -    Liquidity risk
     -    Leveraging risk

For a description of the principal risks of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, -1, 0, 1, 2, 3, 4, 5, 6, 7, 8, 9, 10


-0.69%    9.08%     4.71%     6.18%     4.76%     2.31%     8.19%    7.26%   6.07%     1.45%
1994      1995      1996       1997     1998      1999      2000     2001    2002       2003

During the periods shown, the highest quarterly return was 3.12% (for the quarter ended 9/30/01), and the lowest was -0.90% (for the quarter ended 3/31/94). From January 1, 2004 through September 30, 2004, the fund's return was 0.57%.


The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is an index composed primarily of U.S. Treasury notes and bonds with remaining maturities of one to three years.

                         Average Annual Total Returns*
                     (for periods ended December 31, 2003)
-------------------------------------- -------------- ------------- ------------
                                          1 Year        5 Years       10 Years
-------------------------------------- -------------- ------------- ------------
PREFERRED SHORT-TERM GOVERNMENT
SECURITIES FUND


Return Before Taxes                        1.45%         4.99%         4.88%

Return After-taxes                         0.88%         3.31%         2.96%
on Distributions

Return After-taxes                         1.54%         3.25%         2.97%
on Distributions and
-------------------------------------- -------------- ------------- ------------

Sale of Fund Shares
-------------------------------------- -------------- ------------- ------------
MERRILL LYNCH                              1.90%         5.37%         5.68%
1-3 YEAR TREASURY INDEX**
-------------------------------------- -------------- ------------- ------------


* After-tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

PREFERRED MONEY MARKET FUND

Objective:

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

Principal Investment Strategies:


The fund invests in a portfolio of U.S. dollar-denominated, short-term, fixed-income instruments, including: short-term U.S. Government securities; certificates of deposit and bankers' acceptances; prime commercial paper (including dollar-denominated commercial paper issued by foreign issuers); high-quality, short-term corporate obligations; and repurchase agreements with respect to U.S. Government securities.

All of the fund's investments have remaining maturities of 397 days or less at the time of investment. The average dollar-weighted maturity of the fund's portfolio is 90 days or less. The fund's investments are limited to those which, in accordance with standards established by the Preferred Group's trustees, are believed to present minimal credit risk. The subadviser, J.P. Morgan Investment Management Inc. ("Morgan"), may invest up to 100% of its assets in bank obligations (including obligations of U.S. branches of foreign banks and foreign branches of U.S. banks).


Because of the high quality and short maturity of the fund's investments, the fund's yield may be lower than that of funds investing in lower-rated securities and securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yields of money market funds fluctuate.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risk:

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund could underperform other investments due to the following principal risk:

- Money Market Risk (the risk that the fund may be unable to maintain a net asset value of $1.00 per share as a result of inflation, interest rate movements, banking industry concentration and deterioration of the credit quality of issuers).

For a description of the principal risk of the fund, see "Summary of Principal Risks."

Annual Performance

The following bar chart illustrates how the performance of the fund has varied from year to year. As with all mutual funds, past performance (before and after-taxes) is not a prediction of future performance.

legend: Annual Return, 1, 3, 5, 7, 9


3.92%    5.77%     5.07%     5.16%     5.38%     4.85%    6.12%    3.95%     1.47%    0.70%
1994     1995       1996     1997      1998      1999     2000      2001     2002     2003

During the periods shown, the highest quarterly return was 1.57% (for the quarters ended 9/30/00 and 12/31/00), and the lowest was 0.15% (for the quarter ended 12/31/03). From January 1, 2004 through September 30, 2004, the fund's return was 0.54%.


The following table shows how the fund's average annual returns for one year, five years and ten years compare to those of Money Fund Report Average/All Taxable, the benchmark used for taxable money market funds.

                          Average Annual Total Returns
                     (for periods ended December 31, 2003)
------------------------------------ -------------- ------------- --------------
                                        1 Year        5 Years       10 Years*
------------------------------------ -------------- ------------- --------------
PREFERRED MONEY MARKET FUND


Return Before Taxes                      0.70%         3.40%          4.23%

------------------------------------ -------------- ------------- --------------
MONEY FUND REPORT                        0.63%         3.21%          4.03%
AVERAGE/ALL TAXABLE**
------------------------------------ -------------- ------------- --------------



* The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

** Performance returns for the index do not reflect the deduction of expenses, fees or taxes.

SUMMARY OF PRINCIPAL RISKS

Many factors can affect the value of your investment in a Preferred Group fund. This summary covers the principal risks that may affect a fund's value. Unless otherwise noted below, a fund is subject to each of the following principal risks.

Credit Risk

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements and derivatives contracts), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds, such as the Fixed Income Fund, that invest in lower-rated or similar unrated securities ("junk bonds"). Junk bonds have speculative elements or are predominately speculative credit risks. Changes in economic conditions or other circumstances are more likely to lead to late or defaulted payments on junk bonds than on higher-rated securities. Foreign investments are also subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. Each of the funds is affected by credit risk.

Currency Risk

This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of any fund, such as the Mid Cap Growth, Large Cap Growth, Value, Small Cap Growth, Asset Allocation and Fixed Income funds and, in particular, the International Growth and International Value funds, that invests in securities denominated in, and receiving revenues in, foreign currencies.

Derivatives Risk

Derivatives are financial contracts in which value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Derivatives are sometimes used as part of a strategy designed to reduce (hedge) other risks. Generally, however, derivatives are used to earn income, enhance yield and increase diversification, all of which entail greater risk than if used solely for hedging purposes.

In addition to risks such as the credit risk of the counterparty, derivatives involve the risk of mistakes in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices. A fund's use of derivatives may also increase the amount of taxes payable by shareholders. Each of the funds, other than the Money Market Fund, is subject to this risk.

Foreign Risk

Each of the funds (other than the Short-Term Government Securities Fund), and in particular the International Growth, Fixed Income and International Value funds, is subject to foreign risk. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies.

Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a fund's investments in a foreign country.

In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment.

Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability. The International Growth, Fixed Income and International Value funds in particular are subject to the risk of investing in emerging market issuers.

Interest Rate Risk

An aspect of market risk affecting all of the funds is interest rate risk. As interest rates rise, your investment in a fund is likely to be worth less because its income producing equity or debt investments are likely to be worth less. Even funds such as the Short-Term Government Securities Fund and the Money Market Fund are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. Government securities. Interest rate risk is generally greater for funds that invest in debt securities with longer maturities. This risk is usually compounded for funds that invest significantly in mortgage-backed or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable--when interest rates are rising.

Leveraging Risk

When a fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that fund will be more volatile and all other risks will tend to be compounded. Funds take on leveraging risk when they borrow money to meet redemption requests, invest collateral from securities loans or use reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives. All funds are subject to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when a fund invests in debt securities whose sale may be restricted by law or by contract. All funds are subject to this risk.

Management Risk

CIML and the subadvisers to the Preferred Group apply their investment techniques and risk analyses in making investment decisions for the funds, but there can be no guarantee that their decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or a fund may not use them, possibly even under market conditions where their use would have benefited the fund. Because they are actively managed, all funds are subject to management risk.

Market Risk

Each of the funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a fund's portfolio securities. Those funds that invest in equity securities are exposed to the risk of changes in the value of equity securities. Those risks include the risks of broader market declines as well as more specific risks affecting the issuers, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services. To the extent that a fund invests significantly in a particular sector, the fund may be subject to these risks to a greater degree.

Money Market Risk

While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The fund may not be able to maintain a net asset value of $1.00 per share, as a result of deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates. The value of your investment may be eroded over time by inflation. In addition, the subadviser of the fund, Morgan, may invest up to 100% of the fund's assets in bank obligations. Investments in a single industry, even though representing interests in different companies in such industry, may be affected by common economic forces and other factors. The fund may be particularly vulnerable to factors affecting the banking industry.

Smaller and Mid-size Company Risk

Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small or mid-size market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, a fund investing in such companies may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders. The International Growth Fund, International Value Fund, Small Cap Growth Fund and Mid Cap Growth Fund in particular have exposure to this risk.

Special Situations Risk

Special situations often involve much greater risk than is inherent in ordinary investment securities. A fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect. The Value Fund in particular has exposure to this risk.

SCHEDULE OF FUND EXPENSES

The purpose of the following table is to assist in understanding the various costs and expenses of the Preferred Group that are paid by shareholders.

Shareholder Transaction Expenses (Fees paid directly from your investment) (All Funds)

Maximum sales load imposed on purchases                         NONE
Maximum sales load imposed on reinvested dividends              NONE
Exchange fees                                                   NONE
Maximum contingent deferred sales charge                        NONE
Redemption fees                                                 NONE*

Annual Fund Operating Expenses (Expenses that are deducted from fund assets) (As a percentage of average net assets)

                                                              Total Fund
 Fund                      Management Fees   Other Expenses   Operating Expenses

 International Growth        1.05%**             0.86%            1.91%**
 International Value          .95%***            0.32%            1.27%***
 Small Cap Growth            1.00%               0.35%            1.35%
 Mid Cap Growth              1.00%               0.33%            1.33%
 Large Cap Growth             .75%               0.20%            0.95%
 Value                        .90%               0.27%            1.17%
 Asset Allocation             .70%               0.33%            1.03%
 Fixed Income                 .50%               0.21%            0.71%
 Short-Term Gov't.
 Securities                   .35%               0.18%            0.53%
 Money Market                 .30%               0.21%            0.51%


* The Preferred Group's bank charges a $10 fee for wire redemptions, minimum $100, subject to change without notice.

** CIML has voluntarily agreed to waive a portion of its Management Fee (0.15%) with respect to the Preferred International Growth Fund, effective September 1, 2004.


*** CIML has voluntarily agreed to waive a portion of its Management Fee (0.25%) with respect to the Preferred International Value Fund. The Total Fund Operating Expenses for the fund following the waiver were 1.02%.


Example: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


 Fund                    1 Year       3 Years       5 Years       10 Years
 International Growth    $194         $600          $1,032        $2,233
 International Value      129          403             697         1,533
 Small Cap Growth         137          428             739         1,624
 Mid Cap Growth           135          421             729         1,601
 Large Cap Growth          97          303             526         1,166
 Value                    119          372             644         1,420
 Asset Allocation         105          328             569         1,259
 Fixed Income              73          227             395           883
 Short-Term Gov't.
 Securities                54          170             296           665
 Money Market              52          164             285           640


Note: The figures shown in the example above are hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be greater or less than shown.

GENERAL POLICIES AND RISK CONSIDERATIONS

Portfolio Turnover

Portfolio turnover is not a limiting factor in investment decisions for any of the funds. High portfolio turnover (generally portfolio turnover rates over 100%) involves higher brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that are borne directly by the funds and may increase the amount of taxes payable by shareholders, thereby lowering the fund's after-tax return to shareholders. Each fund may have high portfolio turnover. Portfolio turnover rates for the life of each fund are shown in the section "Financial Highlights."

Money Market Instruments

The money market instruments in which the Money Market Fund may invest include, but are not limited to:

1. Short-term U.S. Government securities.

2. Certificates of deposit, bankers' acceptances and other bank obligations rated in the highest rating category by at least two major rating agencies or, if rated by only one major agency, in that agency's highest grade or, if not rated, of comparable quality as determined by the subadviser to the fund. Bank obligations must be those of a bank that has total assets in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankeedollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations").

3. Commercial paper rated in the highest rating category by at least two major rating agencies or, if rated by only one major agency, in that agency's highest grade or, if not rated, of comparable quality as determined by the subadviser to the fund.

4. Corporate obligations rated in the highest rating category by at least two major rating agencies or, if rated by only one major agency, in that agency's highest grade or, if not rated, of comparable quality as determined by the subadviser to the fund.

5. Repurchase agreements with respect to U.S. Government securities.

For temporary defensive purposes, each of the other funds may also invest all or a portion of its assets in those kinds of money market instruments or other money market instruments, with determinations of the quality of unrated securities being made by the relevant subadviser.

Options and Futures Transactions; Foreign Currency Transactions

Each fund (except the Short-Term Government Securities Fund and the Money Market
Fund) may engage in a variety of transactions involving options and futures contracts, which are commonly known as "derivative securities," for purposes including hedging, dividend accruals and portfolio allocation.

For purposes including hedging against possible variations in foreign exchange rates pending the settlement of securities transactions, each of the funds (other than the Short-Term Government Securities and Money Market funds) may buy or sell foreign currencies or may deal in forward foreign currency contracts; that is, agree to buy or sell a specified currency at a specified price and future date.

These funds may also invest in currency futures contracts and related options. For example, if a fall in exchange rates for a particular currency is anticipated, a fund may, as a hedge, sell a currency futures contract or a related call option or purchase a related put option. If it is anticipated that exchange rates for a particular currency will rise, a fund may purchase a currency futures contract or a related call option or sell (write) a related put option to protect against an increase in the price of securities denominated in the currency the fund intends to purchase.

These transactions may cause the fund (and, on distribution, its shareholders) to recognize ordinary income or loss as a result of currency fluctuations. In addition, the fund's hedging activities (including transactions in foreign currencies and foreign currency-denominated debt transactions) may cause its book income to differ from its taxable income. If book income exceeds taxable income, the distribution of such excess may be treated in part as a return of capital and in part as capital gain for tax purposes. If book income is less than taxable income, the fund may be required to make distributions exceeding book income to qualify as a "regulated investment company" for federal tax purposes.

These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies.

Risk Factors of Foreign Investments

The Money Market Fund may invest all or a portion of its assets in Yankeedollar and Eurodollar obligations and in dollar-denominated commercial paper of foreign issuers. The Small Cap Growth, Mid Cap Growth, Large Cap Growth, Value and Asset Allocation funds, and the International Growth, International Value and Fixed Income funds in particular, may invest in securities of foreign issuers and securities principally traded abroad.

These investments may involve certain special risks due to foreign economic, political and legal developments. These developments may include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and certain foreign securities markets may be subject to less governmental supervision than in the United States. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded abroad.

The International Growth, International Value and Fixed Income funds in particular may invest in countries whose economies or securities markets are not highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include greater political uncertainty, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for these securities, and delays and disruptions in securities settlement procedures.

Loans of Portfolio Securities

Each fund (except the Money Market Fund) may lend its portfolio securities to counterparties under contracts that generally call for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. Securities lending involves leverage risk and credit risk due to the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

Short Sales

Each fund (except the Money Market Fund) may from time to time make short sales involving securities held in the fund's portfolio or which the fund has the right to acquire without further payment.

Forward Commitments, When-Issued and Delayed Delivery Transactions

A fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed delivery.

All funds (except the Money Market Fund) may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). The International Growth, International Value and Fixed Income funds, in particular, may invest in forward foreign currency contracts.

A fund may also enter into forward commitments to sell securities. The funds may simultaneously be obligated to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") that is coupled with an agreement by the fund (including a forward commitment) to purchase a similar, but not identical, security at a later date. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines before the settlement date. This risk is in addition to the risk that the value of the fund's other assets may decline. No income accrues to the purchaser of these securities before delivery.

Repurchase Agreements

Each of the funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement, a fund acquires a security (usually an obligation of the U.S. Government) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is greater than the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. These transactions give the fund an opportunity to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the fund to expenses, delays and risks of loss.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the funds may invest include municipal lease obligations. The funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities

Each of the funds may invest in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.

Prepayments are important because they affect the yield and price of the securities. During periods of declining interest rates, prepayments can be expected to accelerate, and a fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. As a result of these principal prepayment features, mortgage-backed securities that are U.S. Government securities are generally more volatile investments than other U.S. Government securities. Also, although the values of mortgage-backed securities generally fall when interest rates rise, their potential for capital appreciation when interest rates are falling is limited because of the prepayment feature.

CMOs, which are commonly considered to be "derivatives," are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture agreement. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest and/or principal on the underlying collateral. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If there are enough early prepayments on these mortgages, the class or series of CMOs first to mature generally would be retired prior to its maturity. Therefore, the early retirement of a particular class or series of a CMO held by a fund has the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Commercial mortgage-related securities are generally structured similarly to pass-through securities or CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities are issued in public or private transactions by a variety of public and private issuers.

The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans. They also may not be fully amortizing, which means that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and asset-backed securities are subject to prepayment risks similar to those described above for mortgage-backed securities. All funds, and the Fixed Income and Short-Term Government Securities funds in particular, may invest in "zero-coupon" U.S. Government securities. (Zero-coupon securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security.)

A fund, and the Fixed Income and Short-Term Government Securities funds in particular, may invest in "IO/PO Strips" (certificates that represent undivided interests in "stripped" U.S. Government securities and coupons and, to the extent applicable, other securities). IO/PO Strips are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets.

Zero-coupon securities and IO/PO Strips tend to be more volatile than other types of U.S. Government securities. Mortgage-backed IO Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. Certain IO/PO Strips that are U.S. Government securities backed by fixed-rate mortgages that might otherwise be illiquid may be considered liquid securities if so determined by CIML or a subadviser under procedures approved by the Preferred Group's trustees. If a fund invests in IO/PO Strips that are "stripped" by private entities, these securities are not considered to be U.S. Government securities.

Zero-coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency or entity (such as the Student Loan Marketing Association or the Resolution Funding Corporation). A fund is required to accrue and distribute income from zero-coupon securities on a current basis, even though it does not receive that income currently in cash. Therefore the fund may have to sell other investments to obtain cash needed to make income distributions.

Illiquid Securities

Each fund may purchase "illiquid securities." This includes certain securities whose disposition is restricted by the securities laws, so long as no more than a fixed percentage of that fund's net assets (currently determined by the SEC to be 15% [10% for the Money Market Fund] as of the date of this Prospectus) would be invested in these illiquid securities. There may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or if the financial condition of the issuer deteriorates.

A fund could find it more difficult to sell these securities when CIML or the subadviser believes it advisable to do so or may be able to sell these securities only at prices lower than if the securities were not subject to restrictions on disposition. At times, it may also be more difficult to determine the fair value of these securities in computing a fund's net asset value. Illiquid securities currently include certain repurchase agreements maturing in more than seven days, certain IO/PO Strips and certain over-the-counter options (to the extent described under "Options and Futures Transactions--OTC Options" in the Statement of Additional Information).

Certain securities whose disposition is restricted by the securities laws, such as securities eligible for resale to qualified institutions under Rule 144A and privately placed commercial paper, may be determined by CIML or the subadviser to be liquid (and so not subject to the 15% [or 10%] limitations) under procedures approved by the Preferred Group's trustees. It is possible that, despite this determination, there may be relatively few potential purchasers for these securities and they may therefore be subject to the risks described above.

Alternative Strategies

At times, a portfolio manager may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. The portfolio manager then may, for temporary defensive purposes, use alternative strategies that are mainly designed to limit the fund's losses. Although a portfolio manager has the flexibility to use these strategies, he or she may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities and may prevent the fund from achieving its goal.

Investment Objectives and Policies

Unless otherwise indicated, the investment policies and objectives of the funds may be changed without shareholder approval. A fund will provide shareholders with notice of a change in its policy to invest, under normal market conditions, at least 80% of its assets in a particular type of investments suggested by the fund's name in accordance with Rule 35d-1 under the 1940 Act (currently 60 days notice), as such rule is in effect and interpreted from time to time. By way of clarification, the 80% policy is intended to be applied by reference to the relevant fund's "assets" within the meaning of Rule 35d-1. Rule 35d-1 currently defines "assets" as the relevant fund's "net assets, plus the amount of any borrowings for investment purposes."

ABOUT THE PREFERRED GROUP

Management of The Preferred Group

The Preferred Group is managed by CIML, which provides investment advisory and portfolio management services for the Preferred Group. CIML also provides executive and other personnel for management of the Preferred Group. Pursuant to the Preferred Group's Agreement and Declaration of Trust, the Trustees supervise the affairs of the Preferred Group as conducted by CIML.

Caterpillar Investment Management Ltd.

CIML is a Delaware corporation formed on December 18, 1991. Its principal place of business is 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602-3106. CIML is a wholly owned subsidiary of Caterpillar Inc., an international manufacturer of machinery and engines and provider of financial products. In addition to managing the funds, CIML serves as an investment adviser to the Caterpillar Investment Management Ltd. Tax Exempt Group Trust (the "Group Trust"). CIML also acts as an investment adviser for certain mutual funds other than the Preferred Group. CIML has advised the funds since inception and has experience managing portfolios of the Group Trust that are similar to certain of the funds.

For investment advisory services, each fund pays a management fee to CIML, as follows:

 International Growth                 1.05%*
 International Value                   .95%**
 Small Cap Growth                     1.00%
 Mid Cap Growth                       1.00%
 Large Cap Growth                      .75%
 Value                                 .90%

 Asset Allocation                      .70%
 Fixed Income                          .50%
 Short-Term Gov't. Securities          .35%
 Money Market                          .30%


* CIML has voluntarily agreed to waive a portion of its Management Fee (0.15%) with respect to the Preferred International Growth Fund, effective September 1, 2004. This waiver may be terminated at any time.

** CIML has voluntarily agreed to waive a portion of its Management Fee (0.25%) with respect to the Preferred International Value Fund. This waiver may be terminated at any time.

In turn, CIML pays a portion of the fee it receives from each fund to the subadviser of that fund for its services.

The Subadvisers

To assist it in carrying out its responsibility, CIML has retained various subadvisers to provide advisory services to the funds under the supervision of CIML and the Preferred Group's trustees.


McKinley, a privately held Alaska corporation, is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503. The firm was established in 1990 by Robert
B. Gillam, who remains today its President, Chief Investment Officer and sole Trustee of McKinley's sole shareholder. McKinley is a global growth specialist with assets under management of approximately $5.7 billion as of September 30, 2004.

Mercator provides investment advice to mutual funds and other entities. Its principal place of business is Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator is a Delaware limited partnership majority owned by its executive officers and Prudential Financial Inc., which owns a minority limited partnership interest. As of September 30, 2004, Mercator managed over $8.1 billion in fee-paying assets.

Turner, located at 1205 Westlakes Dr., Suite 100, Berwyn, Pennsylvania 19312, provides investment advice to mutual funds and other entities. Robert Turner is the majority shareholder of Turner. As of September 30, 2004, Turner had approximately $14 billion in assets under management.

Jennison provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison, a registered investment adviser, is a wholly owned subsidiary of Prudential Investment Management, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential Financial, Inc., a financial services institution. As of September 30, 2004, Jennison managed approximately $59.9 billion in assets.

Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Lord Abbett is structured as a limited liability company. Lord Abbett is owned by forty-six individuals who fully participate in the management and operation of the firm's investment activities. The partners serve as the firm's management committee with responsibility for setting the firm's business strategies and directing the firm's business efforts. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $83.3 as of September 30, 2004.

PFR is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. PFR provides investment advice to mutual funds and other entities. PFR is a wholly owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly owned subsidiary of Old Mutual plc, a United Kingdom based financial services group. As of September 30, 2004, PFR managed approximately $17.3 billion in assets.

Mellon, a Delaware corporation, was founded in 1983. The firm is located at 595 Market Street, Suite 3000, San Francisco, California 94105. As of September 30, 2004, the firm managed approximately $96.8 billion in assets. Mellon is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a global financial services company, headquartered in Pittsburgh, Pennsylvania, which engages in services such as cash management, asset servicing such as global custody, asset management, and outsourcing and consulting services for human resource departments. Mellon provides investment advisory services for institutional clients and funds.

PanAgora is located at 260 Franklin Street, Boston, Massachusetts 02110. Eighty percent of the outstanding voting stock of PanAgora is owned by Putnam Investments, LLC ("Putnam") and twenty percent of the outstanding voting stock is owned by Nippon Life Insurance Company, a mutual life insurance company. Putnam is owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. PanAgora serves as an investment adviser and manager to a variety of endowment funds, pension accounts, other institutions and investment companies. As of September 30, 2004, PanAgora managed over $13.2 billion in assets.

Western, a California corporation, provides investment advice to mutual funds and other entities. Its principal place of business is 385 E. Colorado Blvd., Pasadena, CA 91101. Western is a wholly owned subsidiary of Legg Mason, Inc., a holding company that, through its subsidiaries, is principally engaged in providing asset management, securities brokerage, investment banking and other related financial services to individuals, institutions, corporations, governments and government agencies. As of September 30, 2004, Western managed approximately $137.3 billion in assets.

WAML, a United Kingdom corporation, provides investment advice to mutual funds and other entities. Its principal place of business is 115 Bishopgate, London, UK EC2M3XG. WAML is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2004, WAML managed approximately $38.6 billion in assets.

Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is a wholly owned indirect subsidiary of J.P. Morgan Chase & Co., a global financial services corporation. As of September 30, 2004, Morgan and its affiliates managed over $734.9 billion in assets.


PORTFOLIO MANAGERS

Preferred International Growth Fund

Subadviser: McKinley

Portfolio Manager: Robert B. Gillam leads an investment committee

Title: President and Chief Investment Officer, McKinley

Last Five Years Experience: Chief Investment Officer at McKinley.

Education: B.S.--University of Pennsylvania, Wharton School of Finance & Commerce; M.B.A.--University of California, Los Angeles


Preferred International Value Fund

Subadviser: Mercator

Portfolio Manager: Peter F. Spano, CFA

Title: President, PXS Corp., General Partner

Last Five Years Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst

Portfolio Manager: James E. Chaney

Title: President, JXC Corp., General Partner

Last Five Years Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

Education: B.S.--University of Massachusetts; M.S.--Northeastern University;
M.B.A.--Columbia University Graduate School of Business


Preferred Small Cap Growth Fund

Subadviser: Turner

Portfolio Manager: Bill McVail, CFA, leads an investment committee

Title: Senior Equity Portfolio Manager, Turner


Last Five Years Experience: Portfolio Manager at Turner. Bill has managed the Preferred Small Cap Growth Fund since January 1, 2000.


Education: B.A.--Vassar College; Chartered Financial Analyst

Preferred Mid Cap Growth Fund

Subadviser: Turner

Portfolio Manager: Christopher K. McHugh leads an investment committee

Title: Senior Portfolio Manager/Security Analyst, Turner

Last Five Years Experience: Portfolio Manager at Turner. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

Education: B.S.--Philadelphia College of Textiles and Science; M.B.A.--St. Joseph's University


Preferred Large Cap Growth Fund

Subadviser: Jennison

Portfolio Manager: Kathleen McCarragher

Title: Executive Vice President and Head of Growth Equity, Jennison

Last Five Years Experience: Growth Equity Portfolio Manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

Education: B.B.A. in Finance--University of Wisconsin; M.B.A.--Harvard Business School


Preferred Value Fund

Subadviser: Lord Abbett

Portfolio Manager: Eli M. Salzmann

Title: Partner, Director of Large Cap Value Equity Management, Lord Abbett

Last Five Years Experience:  Portfolio Manager at Lord Abbett

Education: B.A. --Princeton University; M.B.A. -- New York University

Subadviser: PFR

Portfolio Manager: PFR does not employ individual portfolio managers to determine the investments of the fund. Instead, the day-to-day management of the Value Fund's investments is the responsibility of a team of investment professionals.


Preferred Asset Allocation Fund

Subadviser: Mellon

Portfolio Manager: Thomas B. Hazuka

Title: Chief Investment Officer, Mellon

Last Five Years Experience: Portfolio Manager at Mellon. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S.--Stevens Institute of Technology; M.B.A.--University of Connecticut; Ph.D.--Stanford University

Subadviser: PanAgora

Portfolio Manager: Edgar E. Peters

Title: Director of Asset Allocation and Chief Investment Officer, PanAgora

Last Five Years Experience: Portfolio Manager at PanAgora. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.A.--Montclair State College; M.B.A.--Rutgers University

Preferred Fixed Income Fund

Subadvisers: Western and WAML

Portfolio Manager: Neither Western nor WAML employs individual portfolio managers to determine the investments of the fund. Instead, the day-to-day management of the Preferred Fixed Income Fund's investments will be the responsibility of the Western Asset Investment Strategy Group or the WAML Investment Strategy Group, as the case may be.

Preferred Short-Term Government Securities Fund

Portfolio Manager: Charles T. ("C.T.") Urban, III, CFA

Title: Senior Portfolio Manager, CIML

Last Five Years Experience: Portfolio Manager at CIML. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

Education: B.A.--University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst

Preferred Money Market Fund

Subadviser: Morgan

Portfolio Manager: Mark Settles

Title: Managing Director and Head of U.S. Short Term Fixed Income Product Team, Morgan

Last Five Years Experience: Portfolio Manager, International and U.S. Fixed Income Group, Morgan. Mark has managed the Preferred Money Market Fund since January 1, 2000.

Education: B.A.--Columbia University; M.B.A.--Northwestern University

DETERMINATION OF NET ASSET VALUE AND PRICING

Net Asset Value

Net asset value per share (NAV), or share price, for each fund is normally determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time). Fund share prices (other than the Money Market Fund) can be found daily in most major newspapers' mutual fund listings under the heading "Preferred Group."

Purchase Share Price

If your request is received on a regular business day before 4:00 p.m. (Eastern time) in good order, your shares will be priced at that day's net asset value. Requests received after 4:00 p.m. (Eastern time) will be priced at the next day's net asset value. Requests to purchase shares on other than a regular business day will be priced at the net asset value determined on the next regular business day.

Redemption Share Price

If your redemption request is received prior to 4:00 p.m. (Eastern time) in good order on a regular business day, your shares will be priced at that day's net asset value. Redemption proceeds will normally be sent on the following business day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed on the business day following receipt.

Exchange Share Price

Exchanges are priced in the same manner as purchases and redemptions.

Determination of NAV

Each fund's share price is calculated by dividing the total value of each fund's assets, minus liabilities, by the total number of outstanding shares. Portfolio securities, options and futures contracts for which market quotations are readily available are valued at market value. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The portfolio investments of the Money Market Fund are valued using the amortized cost method of valuation, in accordance with Rule 2a-7 under the Investment Company Act of 1940. All other securities and assets are valued at their fair value as determined in good faith following procedures approved by the Trustees. If a fund holds securities that are primarily listed on foreign exchanges that trade on days when the Exchange is not open, the net asset value of the fund's shares may be subject to change on days when shareholders will not be able to purchase or redeem the fund's shares.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of a fund's securities occur during such period, then these securities may be valued at their fair value as determined according to valuation procedures adopted by the Trustees.

In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds may fair value foreign equity securities if there have been movements in the U.S. market and/or other reference securities or financial instruments that exceed specified thresholds. Although the thresholds may be revised from time to time and the number of days on which fair value prices will be used will depend on market volatility, it is possible that fair value prices will be used by the funds frequently.

General

Please note that the Preferred Group does not accept requests which specify a particular date for purchases or redemptions, or which specify any special conditions. We will notify you if your request cannot be accepted and provide additional instructions.

YOUR PREFERRED GROUP ACCOUNT

HOW TO OPEN YOUR ACCOUNT

To open a new account, simply complete and return a New Account Registration Form and mail it with your check or money order. To get the form, call 1-800-662-4769 or download it from our Web site at www.PreferredGroup.com. Be sure to read this prospectus before you invest. We must have the information called for by the New Account Registration Form, including your correct Social Security or corporate tax identification number, your signature and any other documents or information collected by The Preferred Group to comply with applicable anti-money laundering regulations. In order to open an account, you must meet the minimum investment requirements described below.

A completed and signed application is required for each new account you open. Redemptions are not permitted until your completed application is on file.

Purchase orders received by the Preferred Group by 4:00 p.m. (Eastern time) on any regular business day are processed at the net asset value next determined, generally that day's net asset value. There are no sales commissions or 12b-1 fees.

All shareholders receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of shares, including the total number of shares owned as of the confirmation date.

If you have questions about the funds or require additional assistance with the New Account Registration Form, please call us at 1-800-662-4769. We are happy to assist you.

The following account procedures may not be pertinent to institutional or employer-sponsored retirement plan accounts. Please call 1-800-662-2465 for information regarding such accounts.

HOW TO BUY SHARES

You can purchase shares of any fund by using one of the four methods described on the following pages.

For new accounts, please mail us your New Account Registration Form and check in the return envelope provided. For additional investments, please write your account number on your check and use the remittance form attached to your confirmation statement. Mail your check in the return envelope provided. All checks should be made payable to "The Preferred Group (name of fund)." The Preferred Group does not accept third-party checks or starter checks. Please mail all purchase requests to one of the following addresses:

Regular Mail:
The Preferred Group
P.O. Box 8320
Boston, MA 02266-8320

Registered, Express or Certified Mail:
The Preferred Group
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184

The Preferred Group reserves the right to accept or reject any order for the purchase of fund shares.

                                                     Additional
 Method  Initial Investment Minimum                  Investments Minimum
 BY MAIL $1,000   -Regular Account                   $50 for all Accounts
                  $ 250    -IRAs, Coverdell Education
                            Savings Accounts &
                            Uniform Gifts/Transfers
                            to Minors Accounts
                  $ 150    -Quarterly Systematic Savings Plan
                  $ 50     -Monthly Systematic Savings Plan

For all choices below, please call 1-800-662-4769

Method                     Initial Investment Minimum     Additional Investments
                                                          Minimum
BY EXCHANGE                $1,000                         $50
(from another fund)

The new account will have the same registration as the account from which you are exchanging. For more information about exchanges, see "Exchanging and Redeeming Shares."

Method                     Initial Investment Minimum     Additional Investments
                                                          Minimum
BY WIRE                    $1,000                         $1,000

Federal funds should be wired to: State Street Bank & Trust Company, Custody and Shareholder Services Division, Boston, MA 02110, ABA No. 011000028, DDA:
9904-636-9, The Preferred Group, your name and your Fund/Account Number.

Method                     Initial Investment Minimum    Additional Investments
                                                         Minimum
BY AUTOMATED               Not Available                 $50
CLEARING
HOUSE (ACH)
(Electronic Funds
Transfer Option)

This service may be used only if you authorize it on your account application. The maximum transfer amount is $50,000.

Preferred International Value Fund


Shares of the Preferred International Value Fund (the "Fund") are no longer available for purchase by new investors in the Fund. Shareholders who owned shares of Fund as of the close of business on October 29, 2004 (the "Closing Date") will not be precluded from purchasing additional shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP IRAs) that owned shares of the Fund as of the close of business on the Closing Date for any single plan participant will be eligible to direct the purchase of Fund shares by their plan account. In the event a shareholder no longer owns any shares of Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, will no longer be eligible to purchase shares of the Fund.

Shareholders of other series of The Preferred Group are no longer permitted to exchange any of their shares for shares of the Fund as described below under "Your Preferred Group Account -- Exchanging and Redeeming Shares," unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The description above is only a summary of the terms and conditions pursuant to which the Fund has closed to new investors and does not contain all such terms and conditions. The Preferred Group or Caterpillar Securities Inc. reserve the right at any time to modify or eliminate these restrictions, including on a case-by-case basis, and intends to do so for employees and former employees of CIML, Mercator and/or their affiliates.


EXCHANGING AND REDEEMING SHARES

Shares may be exchanged on the basis of their net asset values beginning 10 days after purchase on any day the New York Stock Exchange is open. There are currently no exchange or redemption fees or charges. You may redeem all or a portion of your shares.

Please note that an exchange is treated as a redemption and a subsequent purchase. Therefore, you could realize a taxable gain or loss on your transaction.

The Preferred Group reserves the right to modify or terminate the exchange privilege at any time.

The Preferred Group's exchange service is not intended to encourage shareholder speculation on short-term movements in the market. Each fund reserves the right to restrict exchanges to one purchase and one redemption of shares in the same fund during any 120-day period. Because certain fund shares are held through omnibus accounts, it may not be possible for the funds to detect or proceed against certain beneficial owners who may trade more frequently. The exchange privilege may not be exercised for shares of any fund which are not qualified or exempt under the securities laws of the state in which the shareholder resides.

The redemption of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays or, if permitted by the rules of the SEC, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a fund's net assets, in any 90-day period, the fund may, at its discretion, pay the difference between the redemption amount and the lesser of those two figures with securities of the fund. If redemptions are made in securities rather than cash, the securities are valued using the procedures described under "Determination of Net Asset Value and Pricing."

The Preferred Group will normally send you payment for your shares the following business day after your request is received in proper form by Boston Financial Data Services, Inc., the Preferred Group's Transfer Agent. However, the transmission of your proceeds may be delayed for up to seven days after your request is received. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate or government check, or bank-fund transfers is generally subject to a delay of up to 10 days to allow the check or transfer to clear. The clearing period does not apply to purchases made by wire, Systematic Savings Plan, or cashier's, treasurer's or certified checks. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent.

HOW TO REDEEM OR EXCHANGE SHARES

Method
BY MAIL

Instructions
To redeem or exchange shares in writing, send an instruction letter signed by all registered owners, including fiduciary titles, specifying the name on the account and the account number, the fund name and the number of shares or dollar amount you want to exchange or redeem. For exchanges, mail to the attention of the fund you are exchanging from and specify the fund you are exchanging to. We require the signature of all owners exactly as registered.


For redemptions over $50,000, we require a signature guarantee. See details below.


         Regular Mail:                    Registered, Express or Certified Mail:
         The Preferred Group              The Preferred Group
         P.O. Box 8320                    c/o Boston Financial Data Services
         Boston, MA 02266-8320            66 Brooks Drive
                                          Braintree, MA  02184

Corporations, Partnerships or Associations.

The letter of instruction must be accompanied by a resolution. The letter must be signed by at least one individual authorized by resolution to act on the account. The resolution must include a signature guarantee.

Trusts.

The letter of instruction must be signed by the Trustee(s) with a signature guarantee.

For All Options Below, Call Investor Services at 1-800-662-4769

Method
BY PHONE

Instructions
If you have authorized Telephone Exchange and Redemption on your account application, exchanges or redemptions can be made by calling the Preferred Group between 8:00 a.m. (Eastern time) and the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Redemption proceeds can be mailed, wired or sent by ACH to your bank. The minimum amount for a wire redemption is $100. The Preferred Group's bank charges a $10 fee for a wire redemption, subject to change without notice. Your bank may also charge you for receiving wires.

Method
BY CHECK

Instructions

If you have authorized the check writing feature on your account application, you may redeem shares in your account provided that the appropriate signatures are on your check. The minimum check amount is $250. There is no charge for this service, and you may write an unlimited number of checks, provided the account minimum of $1,000 per fund is maintained. Check writing privileges apply to the Money Market and the Short-Term Government Securities funds ONLY.

BY ACH

If you have authorized the Automated Clearing House (ACH) feature on your account application, you may redeem by electronic funds transfer. The maximum redemption amount is $50,000.

BY WIRE

If you have authorized the Wire Transfer feature on your account application, you may have your redemption proceeds wired to your bank on the next business day after the redemption is processed. The minimum amount for a wire redemption is $100. The Preferred Group's bank charges a $10 fee for wire redemptions, subject to change without notice. Your bank may also charge you for receiving wires.

BY WEB

If you have authorized the Online Account Access feature on your individual account application, you may request certain exchanges or redemptions by logging onto www.PreferredGroup.com.

The minimum trade amount for Web redemptions is $100; the maximum is $50,000. Redemption proceeds can be mailed, wired or sent by ACH to your bank. The Preferred Group's bank charges a $10 fee for a wire redemption, subject to change without notice. Your bank may also charge you for receiving wires. IRA and Coverdell Education Savings Account redemptions are not available via the Internet.

Note: If you want to keep your account open, please maintain a balance of at least $1,000. If you have questions, please call Investor Services at 1-800-662-4769.




IMPORTANT INFORMATION ABOUT YOUR ACCOUNT

Account Balances

The Preferred Group reserves the right to redeem shares in any account which drops below the minimum initial investment amount of $1,000 due to shareholder redemptions. You are allowed 60 days to make an additional investment before the account is liquidated. The minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts. The minimum does apply to an account for which a Systematic Savings Plan has been discontinued.

Customer Identification Program

As required by applicable anti-money laundering regulations, The Preferred Group has adopted a Customer Identification Program that contains procedures for verifying the identity of a shareholder. If The Preferred Group is unable to form a reasonable belief that it knows the true identity of a shareholder within a reasonable time after a shareholder's account is opened, The Preferred Group reserves the right to redeem the shares in such account or place a stop purchase order on the account.

Intermediaries

If you purchase or redeem Preferred Group shares through a registered broker-dealer, a bank, an investment adviser, or other third party, those entities may charge you a service fee.

Non-U.S. Bank Checks

All deposit checks must be drawn on U.S. chartered banks. Checks drawn on foreign banks must be converted to U.S. dollars; in the case of smaller investments, the fee for conversion may be disproportionately high in relation to the value of the investment.

Purchases by Check

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take up to 10 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are received in proper order, even though the check may not yet have been converted into federal funds. The Preferred Group does not accept third-party checks or starter checks.

Share Certificates

When you open your account, you will receive a confirmation indicating your name and account number, which will be evidence that you have opened a Preferred Group account. No share certificates will normally be issued.

Changing Service Options

If you wish to authorize or change certain service options after your account is opened, please call us at 1-800-662-4769 to request a Service Options Change Form, and follow the instructions on the form. You can also download a PDF version of the Service Option Change Form and other forms from our Web site at www.PreferredGroup.com. Please note that authorizing or changing certain service options after your account is opened requires a signature guarantee.

Signature Guarantees

A signature guarantee verifies the authenticity of your signature and is sometimes required for our mutual protection.

You will generally need a signature guarantee to:

         1. Authorize or change certain services after your account is opened;

         2. Transfer shares to another owner;

         3. Redeem over $50,000 by written request;

         4. Redeem or exchange shares when someone who is not a registered owner of the account will receive the proceeds;

         5. Send proceeds to an address other than the account address;

         6. Send proceeds to an account address which has been changed within 30 days of the redemption request; and

         7. Pay the proceeds to a corporation, partnership, trust or fiduciary.

All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and size of the transaction. A form or transaction request received with an imprint other than an appropriate STAMP2000 Medallion imprint will be rejected. You should be able to obtain a signature guarantee with an appropriate STAMP2000 Medallion imprint from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. Please contact your financial institution for its signature guarantee requirements and fees. A notary public cannot provide a signature guarantee.

Each owner's signature must be guaranteed separately. For example, a joint account with two owners requires two signature guarantees.

Telephone Exchange and Redemption

The Preferred Group may accept telephone redemption or exchange instructions from any person with respect to accounts of shareholders who elect this service. The Preferred Group employs reasonable procedures to verify that telephone requests for redemptions and exchanges are genuine, such as requiring a form of personal identification prior to acting on telephone instructions, recording telephone instructions and sending written confirmations of the resulting transactions to shareholders.

The Preferred Group reserves the right to terminate or modify the telephone exchange or telephone redemption service at any time. During times of severe disruption in the securities markets, the volume of calls may make it difficult to exchange or redeem shares by telephone, in which case a shareholder may wish to send a written request for exchange or redemption as described under "Exchanging and Redeeming Shares--By Mail."

Online Account Exchange and Redemption

The Preferred Group may accept online redemption or exchange instructions from any person with respect to accounts of shareholders who elect this service. The Preferred Group and its Web service providers utilize data encryption, network access control and independence of shareholder location technology, as well as restricting personnel access, to enhance shareholder security. In addition, reasonable procedures are employed to verify that Internet requests for redemptions and exchanges are genuine, such as requiring account number and PIN for shareholder authentication and sending written confirmations of resulting transactions to shareholders.

The Preferred Group reserves the right to terminate or modify the online account access service at any time. Use of www.PreferredGroup.com signifies your agreement to the terms and conditions posted on the Web site. During times of severe disruption in the securities markets, or when there are problems with the Internet or our Web site due to volume of use or other reasons, you may not be able to exchange or redeem shares using the Internet. In this case, a shareholder may wish to telephone or send a written request for exchange or redemption as described under "Exchanging and Redeeming Shares."

ADDITIONAL SHAREHOLDER SERVICES

Check-Writing Services
(Money Market and Short-Term Government Securities Funds only)

The minimum check amount is $250. This service is FREE, and you may write an unlimited number of checks. You must maintain a minimum $1,000 account balance after your withdrawal. (Remember that redeeming shares, particularly from the Short-Term Government Securities Fund, may result in a capital gain or loss transaction for tax purposes.)

Automated Clearing House (ACH)
(Electronic Funds Transfer Option)

This plan allows you to buy or sell shares by transferring money between your fund account and your account at a bank, savings and loan association or credit union that is a member of the ACH (Automated Clearing House) system. ACH eliminates the expense of wiring funds and the delay of mailing a check. You need to sign up for ACH on your account application to use this service.

Shareholder Services

You may reach The Preferred Group by calling 1-800-662-4769, 24 hours a day. Between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) you will reach an Investor Services Representative. If you are calling after 6:00 p.m. (Eastern time) on a Touch-Tone(R) phone, you will receive instructions on how you can (1) listen to price and yield information and (2) obtain your share balance and account value. The Preferred Group records telephone transactions to verify data concerning these transactions.

Systematic Savings Plan

This plan allows you to make monthly or quarterly investments automatically by authorizing us to move $50 or more on the same day each month (or $150 per quarter) from your checking account to any fund. You will be sent a confirmation statement for each transaction, and a debit will appear on your checking account statement. To change the amount of your systematic savings authorization or to terminate this service, please call Investor Services or write to the address printed on your account statement. Be sure to include your account number.

Systematic Withdrawal Plan

This plan automatically redeems enough shares each month or quarter to provide you with a check, wire or electronic funds transfer to your checking account for a minimum amount of $50 monthly or $150 quarterly. You must maintain a $1,000 minimum account balance after your withdrawal. If you elect to use the Systematic Withdrawal Plan, all distributions and long-term capital gains will be reinvested.

Tax-Advantaged Savings Opportunities

Tax-advantaged savings opportunities are available. Please call Investor Services for details and the appropriate forms for:

o Traditional Individual Retirement Accounts (IRAs). Any wage earner under 70 1/2 years of age can make deductible contributions to a traditional IRA up to the lesser of $3,000 or the amount of compensation included in gross income for the tax year. The deductible amount of the contribution may be reduced or eliminated if the wage earner or his or her spouse actively participates in an employer-sponsored qualified retirement plan. For married individuals who file jointly, the annual contribution limit is $3,000 for each spouse, but the couple's aggregate contributions may not exceed the combined compensation of both spouses (reduced by contributions made to a "Roth IRA," described below). The annual dollar contribution limit for traditional IRAs increases from $3,000 to $4,000 for tax years 2005 through 2007, and $5,000 for 2008. Also, individuals who are age 50 or older by the end of the year may make additional "catch up" contributions in the amount of $500 per year, with the amount increasing to $1,000 in 2006.

o Roth IRAs. Single wage earners with an adjusted gross income of less than $95,000 (and married wage earners who file jointly and have an aggregate adjusted gross income of less than $150,000) can make non-deductible contributions to Roth IRAs of up to $3,000 per year less amounts contributed on behalf of these individuals to traditional IRAs. The $3,000 contribution limit is phased out for wage earners with adjusted gross incomes that exceed the above amounts. Distributions from a Roth IRA after age 59 1/2, on account of death or disability, or up to $10,000 for a first home purchase, are tax-free, provided five years have passed since your first contribution to a Roth IRA. The adjustments to the annual dollar contribution limit as described above for traditional IRAs (as well as the ability for individuals age 50 or older to make additional "catch up" contributions) also apply to Roth IRAs, so that the contribution limit for Roth IRAs will be $5,000 by 2008 (or $6,000 for individuals age 50 or over).

o Rollover IRAs. When a participant of an employer-sponsored qualified retirement plan receives an eligible rollover distribution of assets, the assets may be "transferred" or "rolled over" to a traditional IRA. Eligible rollover distributions that are not "directly transferred" to a traditional IRA or another employer's tax-favored retirement plan are subject to mandatory 20% withholding for taxes. You can also transfer or roll over amounts from an existing IRA to a Preferred Group IRA.

o SEP-IRAs. Simplified Employee Pensions are arrangements under which employers may contribute directly to an employee's traditional IRA. Special rules and higher contribution limits apply.

o Coverdell Education Savings Accounts. Anyone may open and contribute to a Coverdell Education Savings Account established on a student's behalf (including the student), as long as the student is less than 18 years old at the time of the contribution, or is a "Special Needs Student" (meaning an individual who, due to a physical, mental or emotional condition requires additional time to complete his or her education). The person making the contribution (the "donor") can be anyone, and does not have to be related to the student. Contributions to a Coverdell Education Savings Account are not tax deductible, but distributions (including earnings) are not taxable when used to pay qualified education expenses. Donors may contribute up to $2,000 in a calendar year for the benefit of any one student. The $2,000 contribution limit is phased out for single wage earners with modified adjusted gross incomes that exceed $95,000 (and married wage earners who file jointly and have a modified adjusted gross income of more than $190,000). For more information and details, please request a Preferred Group Coverdell Education Savings Account kit at 1-800-662-4769.

In addition, the Preferred Group may be an appropriate investment for 403(b) plans, 401(k) plans and Keogh or corporate profit-sharing plans.

DISTRIBUTIONS

Options

You can select the distribution option that best suits your needs. See "Choosing a Distribution Option" in this section.

General

The Fixed Income, Short-Term Government Securities and Money Market funds declare dividends, if any, daily and pay them monthly. The Asset Allocation fund declares and pays dividends, if any, quarterly. The International Growth, International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth and Value funds declare and pay dividends, if any, at least annually. Each fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a fund, net gains from certain closing purchase and sale transactions with respect to such options, and a portion of net gains from other options and other futures transactions are treated as short-term capital gain.

Each fund distributes substantially all of its net realized capital gains (i.e., the excess of net realized long-term capital gain over net realized short-term capital losses), if any, at least annually after giving effect to any available capital loss carryforwards. The International Growth, Small Cap Growth, Mid Cap Growth, Large Cap Growth, Short-Term Government Securities and Money Market funds had available capital loss carryforwards as of June 30, 2004. Subject to applicable law, dividends and capital gains distributions may be declared more or less frequently at the discretion of the Trustees.


CHOOSING A DISTRIBUTION OPTION

When completing your account application, you may select any one of the following distribution options. If you do not specify an option, all of your distributions are reinvested in additional shares of the relevant fund. If you choose to change your distribution election, you may notify us in writing, or you may notify us at www.PreferredGroup.com if you have authorized the Internet Access option. For your convenience when sending a written request, you may call 1-800-662-4769 to request a Service Options Change Form.

You can use the Service Options Change Form to notify us when you wish to change your distribution election or to make certain other changes on your account. Our address is The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320.

Reinvest Option

All dividends and distributions of net realized capital gains are reinvested in additional shares. All distributions are reinvested as of the record date for the distribution and are paid on the payment date.

Cash Dividend Option

All dividends are paid in cash by check or ACH deposit at the election of the shareholder. All distributions of net realized capital gains are reinvested in additional fund shares as of the record date for the distribution and are paid on the payment date.

Cash Capital Gains Option

All net realized capital gains are paid in cash by check or ACH deposit at the election of the shareholder. All dividends are reinvested in additional fund shares as of the record date for the distribution and are paid on the payment date.

All Cash Option

All dividends and distributions of net realized capital gains are paid in cash by check or ACH deposit at the election of the shareholder.

In addition, an option to invest your cash dividends and/or net realized capital gains distributions of a Preferred Group fund in another Preferred Group fund is available. Please call us (1-800-662-4769) for more information. If it is determined that the U.S. Postal Service cannot properly deliver fund mailings to you, the Preferred Group will terminate your election to receive dividends and other distributions in cash, and will invest the undeliverable distributions in shares of the relevant fund. Your subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant fund until you notify the Preferred Group of your correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

TAXES

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a fund owned for more than one year and that are properly designated by a fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and fund level. The Preferred Fixed Income Fund and the Preferred Short-Term Government Securities Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

Distributions by a fund to retirement plans or to Coverdell Education Savings Accounts that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders received them in cash or reinvest them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities (which may constitute a substantial portion of the Short-Term Government Securities Fund's assets) may not be exempt.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments to satisfy its distribution obligations.

Shareholders should consult their tax advisers concerning the possible application of state, local and foreign income tax laws to a fund's dividends and net realized capital gains distributions.

The International Growth, International Value and Fixed Income funds' investments in foreign securities may be subject to foreign income tax withholding, which may decrease such funds' yield on such securities. The International Growth and International Value funds may make an election which allows shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. As a result, the amounts of foreign income taxes paid by these funds would be treated as additional income to these funds' shareholders from non-U.S. sources and as foreign taxes paid by these funds' shareholders for purposes of the foreign tax credit. However, taxes (whether domestic or foreign) are not allowed as a deduction to individuals who are subject to the Alternative Minimum Tax.

Only shareholders who hold fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date (i.e., for a total of 16 days) would be entitled to claim a foreign tax credit. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations.

Shareholders who are not U.S. citizens or which are foreign corporations may be subject to substantially different tax treatment on distributions.

Please see the Statement of Additional Information for more information about the tax aspects of investing in the funds.

Buying a Dividend

On the record date for a distribution, the fund's share value is reduced by the amount of the distribution. If you purchase shares just before the record date ("buying a dividend"), you pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FINANCIAL HIGHLIGHTS


The table on the following pages presents financial highlights for the Preferred Group, including certain performance information. The table is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited and reported on by the Preferred Group's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report appears in the Preferred Group's Annual Report, which is incorporated by reference in the Statement of Additional Information. The Preferred Group's Annual Report, which contains additional performance information, is available without charge upon request.


---------------------------------------------------------------------------------------------------------------------------------
                                   Income (Loss) From Investment Operations                Less Distributions
                                                                                ---------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                        Net
                               Net      Realized                                          In         In Excess
                    Net Asset  Invest-  and                                  From Net     Excess     of Net
                    Value,     ment     Unrealized  Total from   From Net    Realized     of         Investment
                    Beginning  Income   Gain        Investment   Investment  Gains on     Realized   Income        Total
                    of Period  (Loss)   (Loss)      Operations   Income      Investments  Gains      (Loss)        Distributions
---------------------------------------------------------------------------------------------------------------------------------

International Growth (Commenced investment operations on April 2, 2001) Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2001t               $  10.00   $(0.01)  $(0.29)     $(0.30)      $   --      $   --       $   --     $   --        $   --
---------------------------------------------------------------------------------------------------------------------------------
2002                    9.70    (0.01)   (1.81)      (1.82)          --          --           --         --            --

---------------------------------------------------------------------------------------------------------------------------------
2003                    7.88     0.02    (1.51)      (1.49)          --          --           --         --            --
---------------------------------------------------------------------------------------------------------------------------------
2004                    6.39    (0.01)    1.26        1.25           --          --           --         --            --
---------------------------------------------------------------------------------------------------------------------------------
International Value
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                   16.63     0.37     1.98        2.35        (0.23)      (0.64)          --         --          (0.87)
---------------------------------------------------------------------------------------------------------------------------------
2001                   18.11     0.16    (1.06)      (0.90)       (0.35)      (2.91)          --         --          (3.26)
---------------------------------------------------------------------------------------------------------------------------------
2002                   13.95     0.19    (0.44)      (0.25)       (0.24)      (1.24)          --         --          (1.48)
---------------------------------------------------------------------------------------------------------------------------------
2003                   12.22     0.18    (1.13)      (0.95)       (0.05)      (0.02)          --         --          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
2004                   11.20     0.24     3.68        3.92        (0.13)         --           --         --          (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                   12.05     0.02     0.61        0.63        (0.01)         --           --      (0.02)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
2001                   12.65    (0.08)   (4.05)      (4.13)          --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2002                    8.52    (0.07)   (2.23)      (2.30)          --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2003                    6.22    (0.06)    0.33        0.27           --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2004                    6.49    (0.09)    2.36        2.27           --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001) Year ended
  June 30
---------------------------------------------------------------------------------------------------------------------------------
2001t                  10.00    (0.05)    2.48        2.43           --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2002                   12.43    (0.09)   (3.93)      (4.02)          --       (0.85)          --         --          (0.85)
---------------------------------------------------------------------------------------------------------------------------------
2003                    7.56    (0.09)    0.38        0.29           --          --+++        --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2004                    7.85    (0.10)    2.20        2.10           --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                   22.88     0.00     6.64        6.64           --       (3.09)          --         --          (3.09)
---------------------------------------------------------------------------------------------------------------------------------
2001                   26.43    (0.02)   (7.36)      (7.38)          --       (5.83)          --         --          (5.83)
---------------------------------------------------------------------------------------------------------------------------------
2002                   13.22     0.00    (3.18)      (3.18)          --+++       --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2003                   10.04     0.01    (0.45)      (0.44)          --          --           --         --             --
---------------------------------------------------------------------------------------------------------------------------------
2004                    9.60    (0.02)    1.88        1.86        (0.01)         --           --         --          (0.01)
---------------------------------------------------------------------------------------------------------------------------------


------------------
Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding. t For the period 4/2/01 - 6/30/01.

---------------------------------------------------------------------------------------------------------------------------------
                                                                        Ratios to Average Net Assets
                                                                   --------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Operating
                         Net Asset    Total                                           Expenses      Net
                         Value,       Return at      Net                              Before        Investment      Portfolio
                         End of       Net Asset      Assets,            Operating     Voluntary     Income          Turnover
                         Period       Value1         End of Period      Expenses      Waiver        (Loss)          Rate
---------------------------------------------------------------------------------------------------------------------------------
International Growth
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------

2001t                    $ 9.70        (3.00%)tt     $ 24,908,857        0.77%tt       --            (0.06%)tt        42.68%tt
---------------------------------------------------------------------------------------------------------------------------------
2002                       7.88       (18.76%)         24,156,314        1.90%         --            (0.15%)         160.30%
---------------------------------------------------------------------------------------------------------------------------------
2003                       6.39       (18.91%)         22,911,932        2.02%         --             0.25%          162.33%
---------------------------------------------------------------------------------------------------------------------------------
2004                       7.64        19.56%          41,141,185        1.91%         --            (0.14%)         126.96%
---------------------------------------------------------------------------------------------------------------------------------
International Value
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                     18.11        14.15%          345,919,973        1.20%         --             2.32%           28.96%
---------------------------------------------------------------------------------------------------------------------------------
2001                     13.95        (5.51%)         312,147,220        1.20%         --             1.02%           29.48%
---------------------------------------------------------------------------------------------------------------------------------
2002                     12.22        (0.75%)         217,161,153        1.26%         --             0.90%           43.45%
---------------------------------------------------------------------------------------------------------------------------------
2003                     11.20        (7.75%)##       251,802,359        1.03%###      1.27%###       1.71%           23.04%
---------------------------------------------------------------------------------------------------------------------------------
2004                     14.99        35.14%##        522,997,955        1.02%###      1.27%###       1.75%           30.59%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                     12.65         5.22%          118,388,579        1.11%         --            (0.39%)         236.49%
---------------------------------------------------------------------------------------------------------------------------------
2001                      8.52       (32.65%)          95,760,903        1.26%         --            (0.81%)         183.26%
---------------------------------------------------------------------------------------------------------------------------------
2002                      6.22       (26.99%)          45,956,103        1.37%         --            (0.98%)         193.79%
---------------------------------------------------------------------------------------------------------------------------------
2003                      6.49         4.34%           58,519,402        1.50%         --            (1.04%)         189.87%
---------------------------------------------------------------------------------------------------------------------------------
2004                      8.76        34.98%          120,797,835        1.35%         --            (1.08%)         166.73%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Year  ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2001t                     12.43       24.30%tt         33,528,389        0.61%tt       --            (0.47%)tt        95.83%tt
---------------------------------------------------------------------------------------------------------------------------------
2002                       7.56      (33.77%)          29,806,797        1.47%         --            (1.11%)         246.60%
---------------------------------------------------------------------------------------------------------------------------------
2003                       7.85        3.84%           48,018,289        1.62%         --            (1.33%)         203.95%
---------------------------------------------------------------------------------------------------------------------------------
2004                       9.95       26.75%          100,864,400        1.33%         --            (1.01%)         157.19%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                      26.43       30.00%          844,915,684        0.83%         --           (0.31%)           72.50%
---------------------------------------------------------------------------------------------------------------------------------
2001                      13.22      (30.38%)         587,565,012        0.85%         --           (0.14%)           95.12%
---------------------------------------------------------------------------------------------------------------------------------
2002                      10.04      (24.13%)         415,177,701        0.87%         --           (0.04%)           72.56%
---------------------------------------------------------------------------------------------------------------------------------
2003                       9.60       (4.29%)         375,057,897        0.94%         --            0.08%            65.10%
---------------------------------------------------------------------------------------------------------------------------------
2004                      11.45       19.35%          410,320,130        0.95%         --           (0.20%)           75.13%
---------------------------------------------------------------------------------------------------------------------------------


----------------------
1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
t    For the period 4/2/01 - 6/30/01.
tt   Not annualized.
+++  Distribution represents less than $0.01 per share.
## The Fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through June 30, 2003.
### The operating expenses would have been higher if a portion of the management fee had not been waived for the period July 1, 2002 through June 30, 2003.

---------------------------------------------------------------------------------------------------------------------------------
                                   Income (Loss) From Investment Operations                Less Distributions
                                                                                ---------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                        Net
                               Net      Realized                                          In         In Excess
                    Net Asset  Invest-  and                                  From Net     Excess     of Net
                    Value,     ment     Unrealized  Total from   From Net    Realized     of         Investment
                    Beginning  Income   Gain        Investment   Investment  Gains on     Realized   Income        Total
                    of Period  (Loss)   (Loss)      Operations   Income      Investments  Gains      (Loss)        Distributions
---------------------------------------------------------------------------------------------------------------------------------
Value
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------

2000                26.80      0.16     (1.59)       (1.43)      (0.17)      (3.25)       --         --            (3.42)
---------------------------------------------------------------------------------------------------------------------------------
2001                21.95      0.18      2.33         2.51       (0.16)      (2.68)       --         --            (2.84)
---------------------------------------------------------------------------------------------------------------------------------
2002                21.62      0.16     (3.19)       (3.03)      (0.17)      (1.53)       --         --            (1.70)
---------------------------------------------------------------------------------------------------------------------------------
2003                16.89      0.20     (0.61)       (0.41)      (0.19)      (0.38)       --         --            (0.57)
---------------------------------------------------------------------------------------------------------------------------------
2004                15.91      0.12      2.74         2.86       (0.20)      (2.14)       --         --            (2.34)
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                16.81      0.57      0.33         0.90       (0.57)      (0.37)       --         --t           (0.94)
---------------------------------------------------------------------------------------------------------------------------------
2001                16.77      0.45     (1.20)       (0.75)      (0.45)      (2.01)       --         --            (2.46)
---------------------------------------------------------------------------------------------------------------------------------
2002                13.56      0.20     (1.46)       (1.26)      (0.20)      (1.01)       --         --            (1.21)
---------------------------------------------------------------------------------------------------------------------------------
2003                11.09      0.13      0.18         0.31       (0.13)         --        --         --            (0.13)
---------------------------------------------------------------------------------------------------------------------------------
2004                11.27      0.11      1.42         1.53       (0.11)         --        --         --            (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                 9.76      0.59     (0.25)        0.34       (0.59)         --        --         --            (0.59)
---------------------------------------------------------------------------------------------------------------------------------
2001                 9.51      0.62      0.38         1.00       (0.60)         --        --      (0.01)           (0.61)
---------------------------------------------------------------------------------------------------------------------------------
2002                 9.90       0.45     0.26         0.71       (0.45)         --        --         --            (0.45)
---------------------------------------------------------------------------------------------------------------------------------
2003                10.16      0.33      0.86         1.19       (0.34)       (0.03)      --         --            (0.37)
---------------------------------------------------------------------------------------------------------------------------------
2004                10.98      0.32     (0.10)        0.22       (0.33)       (0.16)      --         --            (0.49)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Government Securities
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                 9.61      0.52     (0.10)       0.42        (0.52)         --        --         --            (0.52)
---------------------------------------------------------------------------------------------------------------------------------
2001                 9.51      0.58      0.23        0.81        (0.57)         --        --         --            (0.57)
---------------------------------------------------------------------------------------------------------------------------------
2002                 9.75      0.40      0.21        0.61        (0.40)         --        --         --            (0.40)
---------------------------------------------------------------------------------------------------------------------------------
2003                 9.96      0.31      0.19        0.50        (0.31)         --        --         --            (0.31)
---------------------------------------------------------------------------------------------------------------------------------
2004                10.15      0.24     (0.29)      (0.05)       (0.24)       (0.06)      --         --            (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Money Market
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                 1.00      0.05        --        0.05        (0.05)         --        --         --            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
2001                 1.00      0.06        --        0.06        (0.06)         --        --         --            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
2002                 1.00      0.02        --        0.02        (0.02)         --        --         --            (0.02)
---------------------------------------------------------------------------------------------------------------------------------
2003                 1.00      0.01        --        0.01        (0.01)         --        --         --            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
2004                 1.00      0.01        --        0.01        (0.01)         --        --         --            (0.01)
---------------------------------------------------------------------------------------------------------------------------------



----------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.
t    Underlying value is less than $(0.01) per share.
tt   Not annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                             Ratios to Average Net Assets
                                                                        ---------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                         Net Asset    Total                                           Net
                         Value,       Return at      Net                              Investment    Portfolio
                         End of       Net Asset      Assets,            Operating     Income        Turnover
                         Period       Value1         End of Period      Expenses      (Loss)        Rate
---------------------------------------------------------------------------------------------------------------------------------

Value
  Year ended June 30
2000                     21.95        (5.19%)         341,272,045       0.86%         0.64%           7.75%
---------------------------------------------------------------------------------------------------------------------------------
2001                     21.62        11.78%          403,458,824       0.87%         0.81%          25.95%
---------------------------------------------------------------------------------------------------------------------------------
2002                     16.89       (14.69%)         327,763,365       0.87%         0.81%          19.02%
---------------------------------------------------------------------------------------------------------------------------------
2003                     15.91        (2.21%)         288,431,408       1.05%         1.33%         114.06%
---------------------------------------------------------------------------------------------------------------------------------
2004                     16.43        18.74%          324,001,083       1.17%         0.77%          79.49%
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                     16.77         5.60%          216,710,840       0.89%         3.37%          32.32%
---------------------------------------------------------------------------------------------------------------------------------
2001                     13.56        (5.13%)         158,792,161       0.93%         2.95%          18.72%
---------------------------------------------------------------------------------------------------------------------------------
2002                     11.09        (9.94%)         130,355,912       0.99%         1.60%          13.70%
---------------------------------------------------------------------------------------------------------------------------------
2003                     11.27         2.95%          123,591,833       1.11%         1.24%          11.90%
---------------------------------------------------------------------------------------------------------------------------------
2004                     12.69        13.61%          174,649,323       1.03%         0.91%          11.79%
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                      9.51         3.62%          167,574,231       0.68%         6.20%         253.33%
---------------------------------------------------------------------------------------------------------------------------------
2001                      9.90        10.78%          167,877,396       0.69%         6.39%         117.61%
---------------------------------------------------------------------------------------------------------------------------------
2002                     10.16         7.25%          202,984,376       0.69%         4.48%         506.61%
---------------------------------------------------------------------------------------------------------------------------------
2003                     10.98        11.94%          290,829,784       0.74%         3.18%         665.38%
---------------------------------------------------------------------------------------------------------------------------------
2004                     10.71         1.99%          314,517,295       0.71%         2.96%         372.42%
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Government Securities
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                      9.51         4.46%           71,820,435       0.57%         5.46%         120.81%
---------------------------------------------------------------------------------------------------------------------------------
2001                      9.75         8.64%          100,880,412       0.54%         5.89%          85.75%
---------------------------------------------------------------------------------------------------------------------------------
2002                      9.96         6.40%          118,991,973       0.54%         4.02%         140.06%
---------------------------------------------------------------------------------------------------------------------------------
2003                     10.15         5.05%          139,434,554       0.56%         3.04%         115.00%
---------------------------------------------------------------------------------------------------------------------------------
2004                      9.80        (0.50%)         181,743,166       0.53%         2.37%         175.25%
---------------------------------------------------------------------------------------------------------------------------------
Money Market
  Year ended June 30
---------------------------------------------------------------------------------------------------------------------------------
2000                     1.00          5.45%          143,964,773       0.46%         5.21%         N/A
---------------------------------------------------------------------------------------------------------------------------------
2001                     1.00          5.69%          197,822,641       0.47%         5.42%         N/A
---------------------------------------------------------------------------------------------------------------------------------
2002                     1.00          2.25%          188,108,964       0.45%         2.23%         N/A
---------------------------------------------------------------------------------------------------------------------------------
2003                     1.00          1.08%          208,829,549       0.52%         1.06%         N/A
---------------------------------------------------------------------------------------------------------------------------------
2004                     1.00          0.62%          216,807,686       0.51%         0.61%         N/A
---------------------------------------------------------------------------------------------------------------------------------


----------------------
1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

OFFICERS, TRUSTEES AND TRUSTEE EMERITUS
         Gary M. Anna               Trustee
         William F. Bahl            Trustee
         Kevin E. Colgan            Trustee
         Dixie L. Mills             Trustee
         Kenneth J. Zika            Trustee Emeritus
         David L. Bomberger         President
         Fred L. Kaufman            Vice President & Treasurer

         Sean X. McKessy            Clerk and Chief Compliance Officer


Investment Adviser
         Caterpillar Investment Management Ltd.
         411 Hamilton Boulevard, Suite 1200
         Peoria, Illinois 61602-3106

Distributor
         Caterpillar Securities Inc.
         411 Hamilton Boulevard, Suite 1200
         Peoria, Illinois 61602-3106

Custodian
         State Street Bank & Trust Co.
         P.O. Box 1713
         Boston, MA 02101

Transfer Agent and Investor Services
         Boston Financial Data Services, Inc.
         2000 Crown Colony Drive, 4th Floor
         Quincy, MA 02169

Legal Counsel
         Ropes & Gray LLP
         One International Place
         Boston, MA 02110-2624


Independent Registered Public Accounting Firm

         PricewaterhouseCoopers LLP
         125 High Street
         Boston, MA 02110

For more information about The Preferred Group of Mutual Funds, the following documents are available upon request.

Annual Reports

The annual and semiannual reports of the Preferred Group provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of Preferred Group funds during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains additional detailed information about The Preferred Group of Mutual Funds and is incorporated by reference into (and legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the funds and make shareholder inquiries by writing to: The Preferred Group, P.O. Box 8320, Boston, MA 02266-8320; calling the Preferred Group at 1-800-662-4769; or by visiting the Preferred Group Web site at http://www.PreferredGroup.com.

Information about the Preferred Group (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Preferred Group are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Distributed by Caterpillar Securities Inc.

The Preferred Group of Mutual Funds
P.O. Box 8320
Boston, MA 02266-8320
1-800-662-4769
www.PreferredGroup.com

The Funds' Investment Company Act of 1940 file number is 811-06602.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2004









This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 1, 2004, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus and the annual and semi-annual reports of The Preferred Group of Mutual Funds may be obtained without charge from The Preferred Group of Mutual Funds, P.O. Box 8320, Boston, MA 02266-8320 or by calling 1-800-662-4769.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
DEFINITIONS....................................................................i
INVESTMENT RESTRICTIONS........................................................1
OPTIONS AND FUTURES TRANSACTIONS...............................................6
MISCELLANEOUS INVESTMENT PRACTICES............................................17
AMORTIZED COST VALUATION AND DAILY DIVIDENDS..................................31
EXCHANGE PRIVILEGE............................................................33


HOW TO BUY....................................................................34
HOW TO REDEEM.................................................................34
HOW NET ASSET VALUE IS DETERMINED.............................................35
TAXES ........................................................................37
MANAGEMENT OF THE TRUST.......................................................46
CODES OF ETHICS...............................................................66
PROXY VOTING POLICIES AND PROCEDURES..........................................66
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS.................................66
OTHER SERVICES................................................................66
PORTFOLIO TRANSACTIONS........................................................67
ORGANIZATION AND CAPITALIZATION OF THE TRUST..................................80

DEFINITIONS

"1940 Act"                       -      Investment Company Act of 1940

"Asset Allocation Fund"          -      Preferred Asset Allocation Fund

"Distributor"                    -      Caterpillar Securities Inc.

"Fixed Income Fund"              -      Preferred Fixed Income Fund

"Fund"                           -      any of the portfolios offered by The
                                        Preferred Group of Mutual Funds

"International Growth Fund"      -      Preferred International Growth Fund

"International Value Fund"       -      Preferred International Value Fund

"Large Cap Growth Fund"          -      Preferred Large Cap Growth Fund

"Value Fund"                     -      Preferred Value Fund

"Manager"                        -      Caterpillar Investment Management Ltd.

"Mid Cap Growth Fund"            -      Preferred Mid Cap Growth Fund

"Money Market Fund"              -      Preferred Money Market Fund

"Short-Term Government           -      Preferred Short-Term
 Securities Fund"                       Government Securities Fund

"Small Cap Growth Fund"          -      Preferred Small Cap Growth Fund

"Subadviser"                     -      any subadviser of any of the Funds and,
                                        for avoidance of doubt, includes, unless otherwise noted, Western Asset
                                        Management Company Limited

"Trust"                          -      The Preferred Group of Mutual Funds

INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the Mid Cap Growth Fund or International Growth Fund (as the case may be), the Trust will not take any of the following actions with respect to such Fund:

                  (1) Issue senior securities or borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts and short sales and collateral arrangements with respect to any of the foregoing, to the extent consistent with pronouncements of the Securities and Exchange Commission, are not deemed to be the issuance of a senior security.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) in connection with borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts except that the Funds may purchase and sell futures contracts and related options.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 33 1/3% of its total assets.

                  (9) With respect to 75% of the total assets of each of the Funds, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

                  (10) Concentrate more than 25% of the value of its total assets in any one industry (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if, in the determination of the Manager or the relevant Subadviser, the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

         Without a vote of the majority of the outstanding voting securities of a Fund (other than the Mid Cap Growth and International Growth Funds), the Trust will not take any of the following actions with respect to such Fund:

                  (1) Issue senior securities or borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts and short sales and collateral arrangements with respect to any of the foregoing, to the extent consistent with pronouncements of the Securities and Exchange Commission, are not deemed to be the issuance of a senior security.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) in connection with borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts except that the Large Cap Growth, Value, International Value, Small Cap Growth, Asset Allocation, Fixed Income, and Short-Term Government Securities Funds may purchase and sell futures contracts and related options.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 33 1/3% of its total assets.

                  (9) Invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Manager who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.

                  (10) With respect to 75% of the total assets of each of the Funds, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or repurchase agreements relating thereto.

                  (11) Acquire more than 10% of the voting securities of any issuer, both with respect to any Fund and to the Trust in the aggregate.

                  (12) Concentrate more than 25% of the value of its total assets in any one industry; except that the Money Market Fund reserves freedom of action to invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks (for the purposes of this restriction, obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign country; issuers of U.S. Government securities and repurchase agreements relating thereto do not constitute an "industry"; and the term "domestic banks" includes foreign branches of domestic banks only if, in the determination of the Manager or the relevant Subadviser, the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as that of investing in instruments issued by the domestic parent, in that the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason).

                  (13) Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokers' commissions. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

         In addition, without the approval of a majority of the outstanding voting securities of the relevant Fund, no Fund will purchase securities the disposition of which is restricted under federal securities laws if, as a result, such investments would exceed 15% of the value of the net assets of such Fund, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable.

         In determining whether to invest in certificates of deposit or bankers' acceptances, the Money Market Fund will consider a variety of factors such as interest rates and the credit quality of the issuer.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the relevant Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the relevant Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Note on Shareholder Approval

         Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.

OPTIONS AND FUTURES TRANSACTIONS (All Funds except the Short-Term Government Securities Fund and the Money Market Fund)

         The Large Cap Growth, Value, Fixed Income, International Value, International Growth, Mid Cap Growth, Small Cap Growth and Asset Allocation Funds may each: (1) purchase call and put options; (2) write call and put options; and (3) buy and sell futures contracts and options on futures contracts.

         Use of options and futures transactions may accelerate or adversely impact the characterization of income to a Fund for federal tax purposes.

Options Transactions

         A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. In the case of a call option on a security, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may, if applicable, be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund which may write options may do so for any purpose permitted by applicable law consistent with its investment objective and policies, including in connection with buy-and-write transactions. In a buy-and-write transaction, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of put options on a security is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

         A Fund may also purchase or write options on an index. An index assigns relative values to the securities or other assets comprising the index. The writer of a call (or put) option on an index will make a cash payment to the purchaser if the closing level of the index exceeds (or is less than) the exercise price of the option at the time of the exercise of the option. The payment made is equal to the difference between the level of the index and the exercise price times a specified multiple. No physical delivery of the underlying securities or other assets in the index is made.

         The extent to which each Fund will be able to write and purchase call and put options may be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the federal income tax law. See "Taxes."

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the Securities and Exchange Commission has taken the position that, with certain exceptions, OTC options should generally be treated as illiquid securities.

Futures Transactions

         Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. A commission is also paid on each completed purchase and sale transaction.

         A Fund may engage in transactions in futures contracts and related options for purposes of reallocating the Fund's exposure to the equity or fixed income markets, for the purpose of hedging against changes in the values of securities it owns or intends to acquire or for such other purposes permitted by applicable law consistent with its investment objective and policies. In the case of transactions entered into for purposes of reallocating a Fund's exposure to the equity or fixed income markets, the futures contracts may, for example, be used to expose a substantial portion of the Fund to equities and/or fixed income instruments to facilitate trading and/or to minimize transaction costs. In the case of transactions in futures contracts for hedging purposes, the Funds may, for example, sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling portfolio securities and either reinvesting the proceeds in securities subject to lesser risk or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's total return or, with respect to futures on fixed income securities, yield. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its total return or yield.

         Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract for various reasons, including to hedge against a market advance when the Fund is not fully invested.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of put options on portfolio securities. Each Fund may purchase put options on futures contracts for various reasons, including to hedge the Fund's portfolio against the risk of rising interest rates or declining stock market prices.

         A Fund may write a put option on a futures contract for various reasons, including as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

         Currency Futures and Related Options. Each Fund (other than the Short-Term Government Securities and Money Market Funds) may invest in currency futures contracts and related options thereon for various reasons, including to hedge its portfolio investments and to protect itself against changes in foreign exchange rates. A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

         Index Futures. The Large Cap Growth, Value, International Value, International Growth, Mid Cap Growth, Small Cap Growth, Fixed Income and Asset Allocation Funds may also purchase and sell United States and foreign index futures contracts and options thereon for various reasons, including to reallocate their equity or fixed income market exposure or to hedge themselves against changes in market conditions. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities or other assets in the index is made.

         As indicated above, the Funds may engage in transactions in index futures contracts and related options for various reasons, including for the purpose of reallocating a Fund's exposure to the equity or fixed income markets and also for the purpose of hedging against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase.

Limitations on the Use of Options and Futures Portfolio Strategies

         A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

         The Trust is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risk Factors in Options and Futures Transactions

         Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium, and the purchaser realizes a corresponding loss in the amount of the premium paid plus any related transactions costs.

Such a gain by the writer, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security (although the exercise price will usually be lower than the then market value of the underlying security). If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. Also, as noted above, in the case of an over-the-counter option purchased by a Fund, there is a risk that the counterparty will default on its obligations.

         If the Fund writes an option on an index, if the closing level of the index, at the time of exercise of the option, is such that the Fund makes a payment to the purchaser, the Fund will realize a loss to the extent the payment is greater than the premium received for writing the option. Also, because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears the risk that the value of the securities held will vary from the value of the index.

         An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing sale transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         An over-the-counter option may be closed out only with the other party to the option transaction, and such party may be unwilling or unable to close out the transaction.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Manager and Subadvisers may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

         In the case of hedging transactions, there is also a risk that there may be an imperfect correlation between the value of an option and the investment being hedged by the option. For example, a Fund may purchase a put option on a stock index to hedge a portfolio of equity securities. However, if the value of the portfolio of securities declines, the stock index will not necessarily decline to the same extent. As a result, such a hedge may not be fully effective.

         Futures Transactions. Investment by a Fund in futures contracts involves risk. In the case of hedging transactions, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may choose to purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may choose to purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         As noted above, a Fund may purchase futures contracts to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In the case of futures contracts purchased to increase a Fund's exposure to the equity (or fixed income) markets, the Fund could suffer a loss on the futures contracts similar to the loss which the Fund would have suffered if, instead, it had actually purchased equity or fixed income securities.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A sale of an option on a futures contract involves the risks inherent in futures contracts above and similar risks to those for written options described above (i.e., that if the option is exercised, the Fund will realize a loss in fulfilling its obligations).

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

         Options and Futures. If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, in the case of a futures contract, if a Fund entered into a hedge because its Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the futures contract. Moreover, if the price of the futures contract declined by more than the increase in the price of the security, the Fund could realize a loss. Similarly, a Fund that writes a call option to provide a partial hedge against the decline in the price of a security would surrender some or all of the gain that would result from an increase in the price of the security. In each of these cases, the Fund would have been in a better position had it not attempted to hedge at all.

         The successful use of transactions in options and futures and options thereon also depends on the ability of the Manager or relevant Subadviser to forecast correctly the direction and extent of market and interest rate movements within a given time frame. Also, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any particular strategy will succeed, and use of these instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

MISCELLANEOUS INVESTMENT PRACTICES

         Lower-rated Securities. The Fixed Income Fund may invest in fixed-income securities rated at the time of purchase below investment grade (commonly known as "junk bonds"). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to this Statement for a description of security ratings.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's debt securities. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. In addition, the values of fixed income securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager or the relevant Subadviser will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

         Portfolio Turnover. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. These transactions may also result in higher taxable capital gains rates. As a result of the investment policies of the Funds, under certain market conditions their portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover rates in excess of 100% are generally considered to be high, although active portfolio management can result in higher rates of portfolio turnover. For purposes of reporting portfolio turnover rates, all securities the maturities of which at the time of purchase are one year or less are excluded, so that it is expected that the policies of the Money

Market Fund will result in a reported portfolio turnover rate of zero for that Fund, although it is anticipated that, like other funds with similar portfolios, it will change the securities in its portfolio frequently. A change in the composition of the Fixed Income Fund's investments resulting from a change in the Fund's Subadviser during the year ended June 30, 2003 caused the Fund's turnover rate during the year ended June 30, 2003 to be higher than the turnover rate during the year ended June 30, 2004.


         Forward Commitments. As described in the Prospectus following the caption "General Policies and Risk Considerations--Forward Commitments, When-Issued and Delayed Delivery Transactions," all of the Funds except the Money Market Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). A Fund may simultaneously be obligated with respect to forward commitment purchase and sale contracts and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") if that sale or forward commitment is coupled with an agreement by the Fund, including a forward commitment, to repurchase the security at a later date. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

         Repurchase Agreements. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is anticipated that the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager (in the case of the Short-Term Government Securities Fund) and the Subadvisers (in the case of the other Funds), as appropriate, will monitor the creditworthiness of the counterparties.

         Reverse Repurchase Agreements and Other Borrowing. A reverse repurchase agreement is a portfolio management technique in which a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. Reverse repurchase agreements may expose a Fund to greater fluctuations in the value of its assets.

         The Funds may also enter into dollar roll transactions in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

         The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

         Reverse repurchase agreements and dollar rolls may be viewed as a borrowing by a Fund under certain circumstances, and a Fund may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

         The 1940 Act currently requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the portfolio.

         Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Cover. Certain instruments such as futures, reverse repurchase agreements and options (other than purchased options) expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily or take such other action permitted by the guidelines.

         Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Securities Loans. Each Fund (other than the Money Market Fund) may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to counterparties that are believed by the Manager to be of relatively high credit standing. Securities loans are typically made to counterparties pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest any cash collateral received in interest-bearing, short-term investments and may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund typically retains the right to call the loans at any time on reasonable notice, and it may do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

         Warrants. Each of the Large Cap Growth, Value, International Value, International Growth, Mid Cap Growth, Small Cap Growth, Fixed Income and Asset Allocation Funds may invest in warrants which entitle the holder to buy securities at a specific price for a specified period of time.

         Foreign Currency Transactions. Each of the Funds (other than the Short-Term Government Securities and the Money Market Funds) may enter into forward foreign currency exchange contracts for various reasons, including to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

         A Fund may enter into a contract for the purchase or sale of a foreign currency for various reasons, including to "lock in" the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

         Also, when the Subadviser of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

         The Funds may also engage in currency futures contracts and related options. See "Options and Futures Transactions -- Currency Futures and Related Options."

         American Depository Receipts. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. For purposes of its investment policies, each Fund will treat ADRs and similar instruments (such as GDRs) as equivalent to investment in the underlying securities.

         When-Issued and Delayed Delivery Transactions. As described in the text of the Prospectus following the caption "General Policies and Risk Considerations--Forward Commitments, When-Issued and Delayed Delivery Transactions," a Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. A Fund will generally make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

         Swaps. A Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps (collectively defined as "swap transactions").

         A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to manage exposure to certain markets in the most economical way possible.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps tend to be more volatile than many other types of instruments.

         The use of swap transactions involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Manager or relevant Subadviser, as the case may be, is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

         If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

         During the term of a swap, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

         Structured Notes. The values of structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

         REITs. A Fund may purchase an interest in a real estate investment trust (a "REIT"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITs and Mortgage REITs.

         While a Fund will not generally invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on specialized management skills, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

         In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified and are, therefore, subject to risks inherent in financing a limited number of projects. REITs are also subject to heavy cash flow dependency (in order to make distributions to shareholders), defaults by borrowers or tenants and self-liquidation by which mortgages held may be paid in full and distribution of capital returns may be made at any time. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which a Fund invests may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

         Municipal Bonds. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds include bonds issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport mass transit, port or parking facilities.

         Municipal bonds also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal bonds also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

         The two principal classifications of municipal bonds are "general" obligation and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

         The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

         Stripped Securities. A Fund may purchase stripped securities. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as Interest-Only Securities ("IOs") and Principal-Only Securities ("POs")). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity, if applicable, to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

Other Miscellaneous Investment Practices

         The following is a non-exhaustive list of each Fund's miscellaneous investment practices.

         Large Cap Growth Fund. The Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, short-term debt obligations, warrants, foreign currencies and related instruments, securities of foreign issuers (including, without limitation, ADRs and similar instruments), money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         Value Fund. The Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, warrants, foreign currencies and related instruments, securities of foreign issuers, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         International Value Fund. The Fund may invest in options and futures contracts, corporate and government bonds (including domestic bonds and high-quality short-term corporate obligations rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P")), bankers' acceptances or negotiable bank certificates of deposit issued by U.S. or foreign banks having outstanding debt rated at least A by Moody's or S&P (or, if not so rated, of equivalent quality as determined by Mercator Asset Management, L.P. ("Mercator")), prime commercial paper issued by companies having an outstanding debt issue rated at least A or Prime-2 by Moody's or A or A-2 by S&P (or, if not so rated, of comparable quality as determined by Mercator), foreign currencies and related instruments, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         Mid Cap Growth Fund. The Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, short-term debt obligations, warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         International Growth Fund. The Fund may invest in options and futures contracts, obligations issued or guaranteed by the U.S. Government, corporate bonds, short-term debt obligations, warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements, purchase illiquid securities and enter into forward foreign exchange contracts.

         Small Cap Growth Fund. The Fund may invest in options and futures contracts, equity and equity-related securities of large-capitalization issuers, obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, corporate bonds rated at least A by Moody's or

S&P at the time of purchase (or, if unrated, determined to be of comparable quality by Turner Investment Partners, Inc. ("Turner")), short-term debt obligations rated at least Prime-2 by Moody's or A-2 by S&P at the time of purchase (or, if unrated, determined to be of comparable quality by Turner), warrants, foreign currencies and related instruments, securities of foreign issuers, money market instruments, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         Asset Allocation Fund. The Fund may invest in foreign currencies and related instruments, securities of foreign issuers, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may also loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         Fixed Income Fund. The Fund may invest in options contracts, foreign currencies and related instruments, securities of foreign issuers and collateralized mortgage obligations. The Fund may loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities.

         Short-Term Government Securities Fund. The Fund may loan its portfolio securities, make short sales, enter into forward commitments and repurchase agreements and purchase illiquid securities. The Fund may also purchase securities on a when-issued basis, money market instruments, U.S. Government zero-coupon securities of any maturity, mortgage-backed securities, collateralized mortgage obligations, corporate debt and asset-backed securities.

         Money Market Fund. The Fund may invest in Yankeedollar and Eurodollar obligations, dollar-denominated commercial paper of foreign issuers, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

AMORTIZED COST VALUATION AND DAILY DIVIDENDS

         The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with

Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Fund's portfolio holdings to determine whether the Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, or in any event if the deviation exceeds .5%, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Fund in the shareholder's account at the end of each month. It is expected that the Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

EXCHANGE PRIVILEGE

         As described in the Prospectus under the caption "Exchanging and Redeeming Shares," a shareholder may exchange shares of any Fund for shares of any other Fund on the basis of their respective net asset values beginning 10 days after their purchase on any day the New York Stock Exchange is open. Orders for exchanges accepted by the Distributor prior to 4:00 p.m. (Eastern Time) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. (Eastern Time) on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to restrict exchanges to one purchase and redemption of shares in the same Fund during any 120-day period.

         The Trust reserves the right to modify or discontinue the exchange privilege at any time. The Trust will give such advance written notice to shareholders of any termination or material modification of the exchange privilege as required by applicable law.

HOW TO BUY

         The procedures for purchase of Trust shares are summarized in the text of the Prospectus under the caption "How to Buy Shares." The Trust reserves the right to reject any purchase orders.

         Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order and, accordingly, orders received by an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after they are received by the authorized broker or the broker's authorized designee.

         In addition to the methods described therein, shares may be purchased through regular payroll deductions, provided that such deductions are available through the relevant employer. The minimum initial investment and minimum additional investment through regular payroll deduction is $50. For more information about purchasing Trust shares through regular payroll deductions, please call Investor Services at 1-800-662-4769.

HOW TO REDEEM

         The procedures for redemption of Trust shares are summarized in the text of the Prospectus under the caption "Exchanging and Redeeming Shares."

         The Trust may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         The Trust reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in any Fund falls below a specified level due to redemptions, currently set at $1,000. Shareholders will be notified and will have 60 days to bring the account up to the required level before any redemption action will be taken by the Trust. The Trust also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "Determination of Net Asset Value and Pricing," the net asset value of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities and other assets for which market quotations are readily available are valued at market value, which is generally determined on the basis of last reported sales price. If no sales are reported or if more reliable market data is available, market value is generally determined based on quotes or closing prices (such as the NASDAQ Official Closing Price) obtained from a quotation reporting system, established market makers, or reputable pricing services. Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Portfolio securities and other assets initially valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at 12:00 p.m. Eastern time). Money market accounts managed by the Trust's custodian are valued based on the value of the underlying assets in the money market accounts; the value of such assets will be calculated by the custodian pursuant to the custodian's valuation procedures. Portfolio debt securities having remaining maturities of 60 days or fewer and securities held in the Money Market Fund portfolio are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income.

         As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no market quotes are readily available is determined in accordance with procedures approved by the Trustees. The Trustees, however, are ultimately responsible for such determinations. The fair value of such securities is generally the price which the Trust could reasonably expect to receive upon a security's current sale. Consideration may be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors may be considered, including, but not limited to, (i) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (ii) trading volumes on markets, exchanges, or among dealers; (iii) values of baskets of securities traded on other markets, exchanges, or among dealers; (iv) changes in interest rates; (v) observations from financial institutions; (vi) government (domestic or foreign) actions or pronouncements; (vii) other news events; and (viii) with respect to securities traded on foreign markets, the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBs.

         Securities for which markets quotes (e.g. current trade information, bid/asked information or broker quotes) are not readily available may be valued at their fair value as determined according to valuation procedures approved by the Trustees. In addition to other circumstances, market quotations are not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities of a Fund trade do not open for the entire day and no other market prices are available. Other securities for which fair valuation may be used include securities that are thinly traded and securities for which sales have been suspended.



TAXES

         The tax status of the Trust and the distributions which it may make are summarized in the Prospectus under the heading "Taxes."

         Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. In order so to qualify, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) distribute each year at least 90% of the sum of its taxable net investment income, its tax-exempt income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

         If a Fund fails to qualify as a regulated investment company that is accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying it as a regulated investment company that is accorded special tax treatment.

         If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

         In years when a Fund distributes amounts in excess of its earnings and profits, such excess distributions will be treated as a return of capital to the extent of a shareholder's tax basis in the shares. A return of capital is not taxable, but it reduces a shareholder's basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable distribution by the shareholder of the shares. To the extent distributions exceed a shareholder's basis in the shares, the distributions will be taxed as capital gain.

         Taxation of Shareholders. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gain. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held for more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in a Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applicable to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

         For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

         Technical corrections legislation is pending which would change the preceding rule by substituting "121-day" for "120-day" and "181-days" for "180-day." The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         All dividends and distributions of a Fund, whether received in shares or cash, are taxable for U.S. federal income tax purposes to the shareholder who receives them and must be reported by such shareholder on his or her federal income tax return.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         Annually, shareholders will receive information as to the tax status of distributions made by the Trust in each calendar year.

         Backup Withholding. The Trust generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who provides an incorrect or no taxpayer identification number or, who has under-reported income in the past, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2003, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         In order for a foreign investor to qualify for exemption from back-up withholding tax or for reduced withholding tax rates under an income tax treaty, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

         Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax qualified plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

         Sale or Redemption of Shares. The sale, exchange or redemption of a Fund's shares may give rise to a gain or loss. In general, such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. All or a portion of any loss realized upon a taxable distribution of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the distribution. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable distribution of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

         Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognized a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         Hedging Transactions. If a Fund engages in certain transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, constructive sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund engaging in such transactions will endeavor to monitor its transactions and make any available tax elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter as a return of capital and, thereafter, (iii) as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         Foreign Currency-Denominated Securities and Related Hedging Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, such Fund may elect to permit the shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF Election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

         A passive foreign investment company is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         Zero-Coupon and Payment-in-Kind Securities. Current federal tax law requires the holder of a Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, so-called payment-in-kind securities give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payments in cash on the security during the year. Accordingly, each Fund that holds these kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. These distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from these liquidations. If a Fund realizes net capital gains from these transactions, its shareholders may receive a larger capital gain distribution than they would have received in the absence of these transactions.

         Since Funds which invest in zero-coupon securities will not receive cash interest payments thereon, to the extent shareholders of these Funds elect to take their distributions in cash, the relevant Fund may have to generate the required cash from the disposition of non-zero-coupon securities, or possibly from the disposition of some of its zero-coupon securities that it otherwise would have continued to hold.

         Distributions from Net Realized Capital Gains. As described in the Prospectus, the Trust's policy is to distribute substantially all of the net realized capital gain, if any, of each Fund, after giving effect to any available capital loss carryover. Net realized capital gain for any Fund is the excess of net realized long-term capital gain over net realized short-term capital loss. Each Fund of the Trust is treated as a separate entity for federal income tax purposes and accordingly its net realized gains or losses will be determined separately, and capital loss carryovers will be determined and applied on a separate Fund basis. Each of the Funds distributes its net realized capital gains at least annually, although the Money Market Fund may distribute any net realized long-term capital gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.



         General. The foregoing relates to U.S. federal income taxation. Distributions may also be subject to state, local and foreign taxes. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, and foreign tax law and any proposed tax law changes.

         Statements and Reports. You will receive a confirmation statement after every transaction that affects the share balance in any of your accounts.

         By January 31 of each year, the Trust will send you the following reports which may be used to complete your U.S. income tax return:

FORM 1099-DIV  Reports taxable distributions during the preceding calendar year.

FORM 1099-B    Reports redemption proceeds during the preceding calendar year.

FORM 1099-R    Reports distributions from IRAs and 403(b) plans during the preceding calendar year.

         By the end of February of each year, the Trust will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding December 31, as well as a list of portfolio holdings as of that date.

         By the end of August each year, the Trust will send you an annual report that includes audited financial statements for the fiscal year ending the preceding June 30, as well as a list of portfolio holdings as of that date.

MANAGEMENT OF THE TRUST

         The business affairs of the Trust are managed under the direction of a Board of Trustees, and the Trustees are responsible for generally overseeing the conduct of each Fund's business. Certain information concerning the Trustees who are not interested persons of the Trust, as defined in the 1940 Act ("Independent Trustees"), the interested Trustees and the officers of the Trust is set forth below:

INDEPENDENT TRUSTEES:

------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
NAME, ADDRESS & AGE            POSITION(S)       TERM OF          NUMBER OF       OTHER              PRINCIPAL OCCUPATIONS
                               HELD WITH FUND    SERVICE AND      FUNDS IN FUND   DIRECTORSHIPS      DURING THE PAST FIVE
                                                 LENGTH OF TIME   COMPLEX         HELD BY TRUSTEES   YEARS
                                                 SERVED*          OVERSEEN
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
William F. Bahl, 53,           Trustee           Since 1992       10              Cincinnati         Chairman, Bahl & Gaynor,
212 E. Third Street,                                                              Financial          Inc. (a registered
Suite 200                                                                         Corporation        investment adviser)
Cincinnati, OH 45202
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
Gary M. Anna, 51,              Trustee           Since 1992       10              None               Vice President for
1501 W. Bradley Avenue                                                                               Business Affairs and
Peoria, IL 61625                                                                                     Treasurer, Bradley
                                                                                                     University; Interim
                                                                                                     President, Bradley
                                                                                                     University, 1999 to 2000
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
Dixie L. Mills, 56,            Trustee           Since 1992       10              KANA, Inc.         Dean, College of
Illinois State University                                                                            Business, Illinois State
Campus Box 5500                                                                                      University, 1997 to
Normal, IL 61761                                                                                     present.
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------

INTERESTED TRUSTEE:
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
NAME, ADDRESS & AGE            POSITION(S)       TERM OF          NUMBER OF       OTHER              PRINCIPAL OCCUPATIONS
                               HELD WITH FUND    SERVICE AND      FUNDS IN FUND   DIRECTORSHIPS      DURING THE PAST FIVE
                                                 LENGTH OF TIME   COMPLEX         HELD BY TRUSTEE    YEARS
                                                 SERVED*          OVERSEEN
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------

Kevin E. Colgan, 52,**         Trustee           Since 2001       10              None               Treasurer, Caterpillar
100 N.E. Adams Street                                                                                Inc. (manufacturer of
Peoria, IL 61629-5330                                                                                machinery and engines),
                                                                                                     2001 to present; Vice
                                                                                                     President, Caterpillar
                                                                                                     Financial Services Inc.
                                                                                                     (provider of financial
                                                                                                     services related to
                                                                                                     Caterpillar Inc.), 1997
                                                                                                     to 2001;  Director,
                                                                                                     Caterpillar Investment
                                                                                                     Management Ltd., 2001 to
                                                                                                     present.
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------

OFFICERS:

------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
NAME, ADDRESS & AGE            POSITION(S)       TERM OF          NUMBER OF       OTHER              PRINCIPAL OCCUPATIONS
                               HELD WITH FUND    SERVICE AND      FUNDS IN FUND   DIRECTORSHIPS      DURING THE PAST FIVE
                                                 LENGTH OF TIME   COMPLEX         HELD BY TRUSTEES   YEARS
                                                 SERVED*          OVERSEEN
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
David L. Bomberger, 49,        President         Since 1999       N/A             N/A                President and Director,
411 Hamilton Boulevard                                                                               Caterpillar Investment
Peoria, IL  61602-3106                                                                               Management Ltd.;
                                                                                                     President and Director,
                                                                                                     Caterpillar Securities Inc.
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
Fred L. Kaufman, 57,           Vice   President  Vice President   N/A             N/A                Treasurer and Director,
411 Hamilton Boulevard         & Treasurer       since 1994;                                         Caterpillar Investment
Peoria, IL  61602-3106                           Treasurer                                           Management Ltd.;
                                                 since 1992                                          Treasurer and Director,
                                                                                                     Caterpillar Securities Inc.
------------------------------ ----------------- ---------------- --------------- ------------------ --------------------------
Sean X. McKessy, 37,           Clerk & Chief     Clerk since      N/A             N/A
100 N.E. Adams Street          Compliance        2000; Chief                                         Securities Counsel,
Peoria, IL 61629-5330          Officer           Compliance                                          Caterpillar Inc., 2000
                                                 Officer since                                       to present; Staff
                                                 2004                                                Attorney, SEC, 1997 to
                                                                                                     2000; Secretary,
                                                                                                     Caterpillar Investment
                                                                                                     Management Ltd. and
                                                                                                     Caterpillar Securities Inc.
-------------------------------------------------------------------------------------------------------------------------------

* Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The Board has adopted a retirement policy whereby a Trustee shall be deemed to have retired from his or her position as Trustee on the last day of any fiscal year of the Trust in which such Trustee turns 65 years old. This retirement policy may be revoked or waived by the Trustees at any time. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

**Mr. Colgan is an "interested trustee" because of his affiliation with Caterpillar Inc., the parent of the Manager, and Caterpillar Inc.'s affiliates as described more fully under the column entitled "Principal Occupations During the Past Five Years."

         The mailing address of each of the officers and Trustees is c/o The Preferred Group of Mutual Funds, 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602.

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the

Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

         For the year ended June 30, 2004, the Independent Trustees received an annual fee of $14,000.1 Effective February 19, 2004, each Independent Trustee receives $2,500 for each regular Board meeting attended and $1,000 for each conference call Board meeting attended (exclusive of executive sessions). In addition, the chairperson of the Audit Committee and each Independent Trustee member of the Dividend Committee and the Valuation Committee receive $1,000 annually for such service. The table below shows the compensation paid to the Trust's Trustees and officers for the year ended June 30, 2004.

======================== ====================== ====================== ====================== ======================
NAME OF PERSON,          AGGREGATE              PENSION OR             ESTIMATED ANNUAL       TOTAL COMPENSATION
POSITION                 COMPENSATION FROM      RETIREMENT BENEFITS    BENEFITS UPON          FROM THE TRUST AND
                         THE TRUST              ACCRUED AS PART OF     RETIREMENT             FUND COMPLEX PAID TO
                                                FUND EXPENSES                                 TRUSTEES
======================== ====================== ====================== ====================== ======================

Gary Michael Anna,              $26,500                  $0                     $0                   $26,500
Trustee
======================== ====================== ====================== ====================== ======================
William F. Bahl,                $26,500                  $0                     $0                   $26,500
Trustee
======================== ====================== ====================== ====================== ======================
Dixie Louise Mills,             $26,500                  $0                     $0                   $26,500
Trustee
======================== ====================== ====================== ====================== ======================

         The table below describes the Trustees' ownership of Fund shares and shares of registered investment companies overseen by the Trustees in the same family of investment companies as the Fund, each as of December 31, 2003.


------------------------
1 $6,000 of which represents a proportionate share of what was in effect through January 2004 and $8,000 of which represents a proportionate share of what was in effect thereafter. In addition, on August 24, 2004 the Board appointed Kenneth
J. Zika as Trustee Emeritus. Mr. Zika will hold such office for a term of three years or his earlier death, declination, resignation, retirement, removal or incapacity. In recognition of such service, Mr. Zika will be entitled to compensation from the Trust at the same rate as the Independent Trustees.

====================== ========================== ============================ =====================================
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                  FUND               SECURITIES IN THE FUND                  COMPANIES
====================== ========================== ============================ =====================================
Gary M. Anna           Large Cap Growth Fund            $10,001-$50,000
====================== ========================== ============================ =====================================
                       Value Fund                       $10,001-$50,000
====================== ========================== ============================ =====================================
                       International Value Fund         $10,001-$50,000
====================== ========================== ============================ =====================================
                       Small Cap Growth Fund               $1-10,000
====================== ========================== ============================ =====================================
                       Asset Allocation Fund            $10,001-$50,000
====================== ========================== ============================ =====================================
                       Short-Term Government               $1-10,000
                       Securities Fund
====================== ========================== ============================ =====================================
                       Money Market Fund                  $1-$10,000
====================== ========================== ============================ =====================================
                       International Growth Fund          $1-$10,000
====================== ========================== ============================ =====================================
                       Mid Cap Growth Fund                $1-$10,000
====================== ========================== ============================ =====================================
                       Fixed Income Fund                  $1-$10,000
====================== ========================== ============================ =====================================
                                                                                         $50,001-$100,000
====================== ========================== ============================ =====================================
William F. Bahl        Large Cap Growth Fund            $10,001-$50,000
====================== ========================== ============================ =====================================
                       Value Fund                       $10,001-$50,000
====================== ========================== ============================ =====================================
                       International Value Fund         $10,001-$50,000
====================== ========================== ============================ =====================================
                       Small Cap Growth Fund            $10,001-$50,000
====================== ========================== ============================ =====================================
                                                                                         $50,001-$100,000
====================== ========================== ============================ =====================================
Dixie L. Mills         Large Cap Growth Fund            $10,001-$50,000
====================== ========================== ============================ =====================================
                       International Value Fund         $10,001-$50,000
====================== ========================== ============================ =====================================
                       Small Cap Growth Fund               $1-10,000
====================== ========================== ============================ =====================================
                       Money Market Fund                $10,001-$50,000
====================== ========================== ============================ =====================================
                       Fixed Income Fund                  $1-$10,000
====================== ========================== ============================ =====================================
                       Value Fund                         $1-$10,000
====================== ========================== ============================ =====================================
                                                                                         $50,001-$100,000
====================== ========================== ============================ =====================================
Kevin E. Colgan        Large Cap Growth Fund            $50,001-$100,000
====================== ========================== ============================ =====================================
                       Asset Allocation Fund            $50,001-$100,000
====================== ========================== ============================ =====================================
                                                                                          Over $100,000
====================== ========================== ============================ =====================================




         As of September 13, 2004, the Trust believes that the officers and Trustees as a group own less than 1% of the outstanding shares of any Fund.


         Since 1983, Gary M. Anna has served as Vice President of Business Affairs and/or Treasurer of Bradley University. Since 1998, Robert F. Turner, Chairman, Chief Investment Officer, Chief Executive Officer and Director of Turner, has served as a trustee of Bradley University. Between 1990 and 2002, Glen Barton, Chairman and CEO of Caterpillar Inc., served as a trustee of Bradley University.

         As of September 30, 2004, the following entities were the recordholders of the following percentages of outstanding securities of the following Funds:

                                                  Percentage Ownership
                                                as of September 30, 2004

                                                         Caterpillar
                                      Caterpillar        Insurance Company   Preferred Stable
                                      Investment Trust   Ltd. Insurance      Principal
                                      401(k) Plan        Reserves            Collective Trust    Manager
                                      ----------------------------------------------------------------------
FUND                                      % TOTAL            % TOTAL             % TOTAL            % TOTAL
----                                      -------            -------             -------            -------

Large Cap Growth                          75.80%
Value                                     77.47%
International Value                       23.54%
International Growth                      45.46%              18.92%                                 28.37%
Small Cap Growth                          78.41%              13.61%
Mid Cap Growth                            61.16%              10.08%                                 16.45%
Asset Allocation                          73.09%
Fixed Income                              40.09%                                  45.91%
Short-Term Government Securities          27.77%              16.08%              46.91%
Money Market                              76.64%                                  13.57%

         As of September 30, 2004, Empire Southwest LLC was a recordholder of 5.04% of the outstanding securities of the Asset Allocation Fund, Savings Bank Employees retirement Association was the recordholder of 5.99% of the outstanding securities of the International Value Fund and Apple Computer Inc. Savings and Investment Plan was the recordholder af 8.03% of the outstanding securities of the International Value Fund. To the extent Caterpillar Investment Trust 401(k) Plan, a trust formed under the laws of Illinois for the benefit of employees of Caterpillar Inc., Preferred Stable Principal Collective Trust, Caterpillar Insurance Company Ltd. Insurance Reserves, or the Manager beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

         The address of each of the recordholders listed above is 100 N.E. Adams Street, Peoria, Illinois 61629, except for Caterpillar Insurance Company Ltd., the address of which is 3322 West End Avenue, Nashville, Tennessee 37203-1031, Empire Southwest LLC, the address of which is 1725 Country Club Drive, Mesa, AZ 85210-6099, Savings Bank Employees Retirement Association, the address of which is 69 Cummings Park, Wobum, MA 01801, Apple Computer Inc. Savings and Investment Plan, the address of which is 1 Infiniti Loop, Cupertino, CA 95014, and the Manager, the address of which is 411 Hamilton Blvd., Peoria, IL 61602. As of September 30, 2004, the Trust believes that no other person, other than Marshall & Ilsley Trust Company, which owns of record 9.22% of the outstanding shares of the Large Cap Growth Fund, 9.05% of the outstanding shares of the Value Fund, and 9.78% of the outstanding shares of the Asset Allocation Fund, owns beneficially more than 5% of the outstanding shares of any Fund.


Committees

         The Trust has a Nominating Committee and a Compensation Committee, both of which are comprised of each of the Independent Trustees. The primary purpose of the Compensation Committee is the setting of compensation for the Independent Trustees. The primary purposes of the Nominating Committee are to nominate candidates for election to the Board of Trustees, to evaluate the qualifications of trustee candidates, to re-evaluate trustees upon changes in their profession or employer and to set any necessary standards or qualifications for service on the Board of Trustees. It is the policy of the Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Compensation Committee met once during the fiscal year ended June 30, 2004. The Nominating Committee did not meet during the fiscal year ended June 30, 2004.


         The Trust also has a Valuation Committee whose primary purpose is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations in accordance with those procedures. The members of the Valuation Committee are Kevin E. Colgan and Dixie L. Mills. During the fiscal year ended June 30, 2004, the Valuation Committee met 16 times.

         The Trust also has a Dividend Committee whose primary purpose is to oversee the determination of dividends for the Funds and declare such dividends. The members of the Dividend Committee are William F. Bahl and Kevin E. Colgan. During the fiscal year ended June 30, 2004, the Dividend Committee took action by written consent in lieu of a meeting on 10 occasions.

         The Audit Committee was separately constituted on October 27, 2003 and consists of Gary M. Anna (Chairman), William F. Bahl and Dixie L. Mills. For periods prior to October 27, 2003, the full Board of Trustees served as the Trust's Audit Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Trust and, among other things, considers the selection of the independent registered public accounting firm for the Trust and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Trust. The full Board, in their capacity as members of the Audit Committee, met 2 times during the fiscal year ended June 30, 2004. The Audit Committee met 2 times during the fiscal year ended June 30, 2004 subsequent to October 27, 2003.



The Manager and the Subadvisers

         Under written Management Contracts between the Trust and the Manager with respect to each Fund, subject to such policies as the Trustees of the Trust may determine, the Manager, at its expense, will furnish continuously an investment program for the Trust and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions provided. In order to assist it in carrying out its responsibilities, the Manager has retained Subadvisers to render advisory services to each Fund other than the Short-Term Government Securities Fund.


         The Manager has advised the Funds since inception, and the Manager and its subsidiaries have provided investment advisory services to other entities since 1989. The Manager and the Subadvisers have managed assets for the Caterpillar Inc. $8.4 billion pension fund (as of June 30, 2004). The Manager currently manages more than $996 million of assets (as of June 30, 2004) in various stock and bond portfolios for the Caterpillar Inc. pension fund, Caterpillar Insurance Company Ltd, and other Caterpillar Inc. subsidiaries. In addition, the

Manager manages more than $36.3 million in pension plan assets (as of June 30, 2004) in its pension group trust created in 1990 to serve the pension investment needs of Caterpillar Inc. dealers and suppliers. The Manager also manages $2.4 billion of assets for registered investment companies other than the Trust (as of June 30, 2004). The Manager is a wholly-owned subsidiary of Caterpillar, Inc. Certain entities listed in Exhibit 21 to the most recent Annual Report or Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be affiliates of both the Manager and the Trust.


         Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager or the Subadvisers, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Trust or their other clients. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

         Each Fund pays the Manager a monthly Management Fee based on the month-end assets of the Fund at the following annual rates:

                                                            Annual Percentage of
                  Fund                                       Average Net Assets
                  ----                                      --------------------
         Large Cap Growth....................................        .75%
         Value...............................................        .90
         International Value.................................        .95*

         International Growth................................       1.05**

         Mid Cap Growth......................................       1.00
         Small Cap Growth....................................       1.00
         Asset Allocation....................................        .70

         Fixed Income........................................        .50***

         Short-Term Government Securities....................        .35
         Money Market........................................        .30

         * Caterpillar Investment Management Ltd. has voluntarily agreed to waive a portion of its Management Fee (0.25%) with respect to the

Preferred International Value Fund. This waiver may be terminated at any time.


         ** Caterpillar Investment Management Ltd. has voluntarily agreed to waive a portion of its Management Fee (0.15%) with respect to the Preferred International Growth Fund. This waiver may be terminated at any time.

         *** The Manager's fee with respect to the Fixed Income Fund is paid at an annual rate equal to the lesser of (i) .50% of the average net assets of the Fixed Income Fund and (ii) the rate at which (A) the excess of (I) the fee paid by the Fixed Income Fund to the Manager over (II) the fee paid by the Manager to Western with respect to the Fixed Income Fund (see below) equals (B) the excess that would have existed under the advisory and subadvisory fee schedules in effect with respect to the Fixed Income Fund prior to November 1, 1996.


         For the fiscal years ended June 30, 2004, 2003, and 2002, the Funds paid to the Manager the following amounts as Management Fees pursuant to the relevant Management Contracts:

                                                               Management Fees

                                                        Fiscal Year Ended June 30,

                                                    2004          2003           2002
                                                    ----          ----           ----
                    Fund

Large Cap Growth.........................        $3,000,826    $2,659,766     $3,738,416
Value....................................        $2,695,675     2,273,733      2,727,190
International Value......................        $3,538,694     2,045,450      1,832,242
International Growth.....................          $359,974       219,459        249,135
Small Cap Growth.........................        $1,037,493       401,576        550,426
Mid Cap Growth...........................          $827,096       307,225        324,292
Asset Allocation.........................        $1,103,163       787,905        978,705
Fixed Income.............................        $1,523,232     1,218,024        935,430
Short Term
   Government
   Securities............................          $601,449       468,028        365,968
Money Market.............................          $676,679       573,345        612,298


         Under the Subadviser Agreement for each Fund between the Manager and the Subadviser for such Fund (the "Subadviser Agreements") and the Tertiary Adviser Agreement between Western and WAML (the "Tertiary Adviser Agreement"), subject always to the control of the Trustees of the Trust, each Subadviser's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund (except for WAML, for which such duties apply only to the Fixed Income Fund's non-U.S. dollar denominated investments).

         In performing its duties under the applicable Subadviser Agreement or Tertiary Adviser Agreement, each Subadviser is subject to the control of the Trustees, the policies determined by the Trustees, the provisions of the Trust's Agreement and Declaration of Trust and By-laws and any applicable investment objectives, policies and restrictions in effect from time to time.

         The Management Contracts for all of the Funds and the Subadviser and Tertiary Adviser Agreements were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or the relevant Subadvisers). The Management Contracts and the Subadviser and Tertiary Adviser Agreements continue in force with respect to the relevant Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Trust, the Manager or the relevant Subadviser, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of that Fund. Each of the Management Contracts and the Subadviser and Tertiary Adviser Agreements automatically terminates on assignment, and each is terminable upon notice by the Trust. In addition, the Management Contracts may be terminated on not more than 60 days' notice by the Manager to the Trust, the Subadviser Agreements may be terminated upon 60 days' notice by the Manager or 90 days' notice by the Subadviser and the Tertiary Adviser Agreement may be terminated upon 90 days notice by Western or 90 days notice by WAML.

         The Trust pays, in addition to the Management Fees described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Subadvisers. In order to assist it in carrying out its responsibilities, the Manager has retained various Subadvisers to render advisory services to the Funds, under the supervision of the Manager and the Trust's Trustees. In order to assist it in carrying out its responsibilities, Western Asset Management Company ("Western") has retained Western Asset Management Company Limited ("WAML") to render advisory services relating to the non-U.S. dollar denominated investments of the Fixed Income Fund, under the supervision of Western and the Trust's Trustees. The Manager pays the fees of each of the Subadvisers (other than WAML, whose fees are paid by Western). The fee paid to the Subadvisers (other than J.P. Morgan Investment Management Inc. ("Morgan")and WAML) is based on the Fund assets managed or advised by such Subadviser (the "Fund Assets") together with any other assets managed or advised by the Subadviser, at the time the Subadviser Agreement was entered into or as agreed by the Manager and the Subadviser, relating to Caterpillar Inc. or any of its affiliates (other than the Money Market Fund). (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated by applying the average quarterly net asset value, as of the last business day of each month in the calendar quarter, of the Combined Assets to the fee schedule for each Subadviser (other than Morgan and WAML), as set forth below. This amount is then allocated based upon the ratio of Fund Assets to Combined Assets.

         The subadvisory fee paid to Morgan with respect to the Money Market Fund is based solely on the average net assets of the Fund.

         The subadvisory fee paid to WAML with respect to the Fixed Income Fund is based on the Fund assets managed or advised by WAML (the "WAML Fund Assets") together with any other assets managed or advised by WAML relating to Caterpillar Inc. or any of its affiliates. (The WAML Fund Assets together with such other assets are collectively referred to as the "WAML Combined Assets.") The fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the WAML Combined Assets to the fee schedule for WAML, as set forth below. This amount is allocated based upon the ratio of WAML Fund Assets to WAML Combined Assets.


         Jennison Associates LLC ("Jennison") provides investment advice to mutual funds, institutional accounts and other entities. Its principal place of business is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc., a financial services institution. The Manager pays Jennison for its subadvisory services with respect to the Large Cap Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $10 million of Combined Assets, 0.50% of the next $30 million of Combined Assets, 0.35% of the next $25 million of Combined Assets, 0.25% of the next $335 million of Combined Assets, 0.22% of the next $600 million of Combined Assets and 0.20% of Combined Assets in excess of $1 billion. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, Jennison earned $984,647, $884,363, and $1,184,527, respectively, in subadvisory fees with respect to the Large Cap Growth Fund.

         Mellon Capital Management Corporation ("Mellon"), a Delaware corporation, is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a global financial services company, headquartered in Pittsburgh, Pennsylvania, which engages in services such as cash management, asset servicing such as global custody, asset management, and outsourcing and consulting services for human resource departments. Mellon provides investment advisory services for institutional clients and funds. The Manager pays Mellon for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $200 million of Combined Assets and 0.20% of Combined Assets in excess of $200 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, Mellon earned $421,952, $294,776, and $224,303, respectively, in subadvisory fees.

         PanAgora Asset Management, Inc.'s ("PanAgora") principal place of business is 260 Franklin Street, Boston, Massachusetts 02110. Twenty percent and eighty percent of the outstanding voting stock of PanAgora is owned by each of Nippon Life Insurance Company, a mutual life insurance company, and Putnam Investments, LLC, an investment advisory firm, respectively. PanAgora currently provides asset allocation, indexing and related investment advisory services to a variety of endowment funds, pension accounts, other institutions and investment companies. The Manager pays PanAgora for its subadvisory services with respect to the Asset Allocation Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $10 million of Combined Assets, 0.40% of the next $40 million of Combined Assets, 0.20% of the next $50 million of Combined Assets and 0.10% of Combined Assets in excess of $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, PanAgora earned $259,002, $215,302, and $97,253, respectively, in subadvisory fees.

         Western and WAML provide investment advice to mutual funds and other entities. Their principal places of business are 385 E. Colorado Blvd., Pasadena, CA 91101 and 115 Bishopgate, London, UK EC2M3XG, respectively. Western, a California corporation, and WAML, a United Kingdom corporation, are both wholly owned subsidiaries of Legg Mason, Inc., a holding company that, through its subsidiaries, is principally engaged in providing asset management, securities brokerage, investment banking and other related financial services to individuals, institutions, corporations, governments and government agencies. The Manager pays Western for its subadvisory services with respect to the Fixed Income Fund a fee, calculated as described above, at the annual rate of 0.30% of the first $100 million of Combined Assets and 0.15% of Combined Assets over $100 million. Western pays

WAML a fee for its subadvisory services with respect to the Fixed Income Fund a fee, calculated as described above, at the annual rate of 0.30% of the first $100 million of WAML Combined Assets and 0.15% of WAML Combined Assets over $100 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2004 and 2003, Western earned $308,769 and $473,294, respectively in subadvisory fees, and WAML earned $29,737 and $20,966, respectively in subadvisory fees.

         Mercator provides investment advice to mutual funds and other entities. Its principal place of business is Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator is a limited partnership, a minority portion of the limited partnership interest in which is owned by The Prudential Financial, Inc., a financial services company and a registered investment adviser. The Manager pays Mercator for its subadvisory services with respect to the International Value Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $25 million of Combined Assets, 0.60% of the next $25 million of Combined Assets, 0.55% of the next $25 million of Combined Assets, 0.50% of the next $225 million of Combined Assets, 0.40% of the next $200 million of Combined Assets, 0.20% of the next $300 million of Combined Assets and 0.10% of Combined Assets over $800 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, Mercator earned $1,094,075, $819,481, and $892,510, respectively, in subadvisory fees.

         Morgan provides investment advice to mutual funds and other entities. Its principal place of business is 522 Fifth Avenue, New York, New York 10036. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a global financial services corporation. The Manager pays Morgan for its subadvisory services with respect to the Money Market Fund a fee computed and paid quarterly at the annual rate of 0.15% of the average quarterly net assets, as of the last business day of each month in the calendar quarter, of the Money Market Fund. Prior to November 1, 2002, Morgan served as subadviser to the Fixed Income Fund. The Manager paid Morgan for its subadvisory services with respect to the Fixed Income Fund a fee computed and paid quarterly at the annual rate of 0.25% of the first $75 million of Combined Assets, 0.225% of the next $75 million of Combined Assets, 0.175% of the next $150 million of Combined Assets, 0.125% of the next $100 million of Combined Assets, and 0.10% of Combined Assets in excess of $400 million. Morgan had voluntarily agreed to fee reductions in the event that Combined Assets, together with Money Market Fund assets, exceeded $1 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2003 and 2002, Morgan earned $103,217 and $246,424, respectively, in subadvisory fees with respect to the Fixed Income Fund. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003, and 2002, Morgan earned $336,394, $277,673, and
$293,447, respectively, in subadvisory fees with respect to the Money Market
Fund.

         Turner, a Pennsylvania corporation, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Robert E. Turner is the Chairman and controlling shareholder of Turner. Turner serves as investment adviser for investment companies and other institutional accounts. The Manager pays Turner for its subadvisory services with respect to the Small Cap Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of Combined Assets. The Manager pays Turner for its subadvisory services with respect to the Mid Cap Growth Fund a fee, calculated as described above, at the annual rate of 0.75% of Combined Assets. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, Turner earned $795,592, $306,019, and
$399,473, respectively, in subadvisory fees with respect to the Small Cap Growth Fund. The Manager has informed the Trust that for the fiscal years ended June 30, 2004, 2003 and 2002, Turner earned $632,460, $235,380 and $240,888 respectively, in subadvisory fees with respect to the Mid Cap Growth Fund.

         McKinley Capital Management, Inc. ("McKinley"), a privately held Alaska corporation, is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503. The firm is a global growth specialist and was established in 1990 by Robert B. Gillam, who remains today its President, Chief Investment Officer and sole Trustee of the firm's sole shareholder. The Manager pays McKinley for its subadvisory services with respect to the International Growth Fund a fee, calculated as described above, at the annual rate of 0.50% of the first $300 million of Combined Assets, 0.45% of the next $300 million of Combined Assets and 0.40% of Combined Assets in excess of $600 million.

         Founded in 1929, Lord, Abbett & Co. LLC ("Lord Abbett") manages one of the nation's oldest mutual fund complexes. Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett is structured as a limited liability company.

It is owned by forty-six individuals who fully participate in the management and operation of the firm's investment activities. The partners serve as the firm's management committee with responsibility for setting the firm's business strategies and directing the firm's business efforts. The Manager pays Lord Abbett for its subadvisory services with respect to the Value Fund a fee, calculated as described above, at the annual rate of 0.75% of the first $10 million of Combined Assets, 0.50% of the next $40 million of Combined Assets, 0.35% of the next $50 million of Combined Assets, 0.25% of the next $100 million of Combined Assets and 0.20% of Combined Assets over $200 million. The Manager has informed the Trust that for the fiscal year ended June 30, 2004, Lord Abbett earned $117,252 in subadvisory fees with respect to the Value Fund.

         PFR is a wholly owned subsidiary of Old Mutual (US) Holdings, Inc., which in turn is a wholly owned subsidiary of Old Mutual plc, a United Kingdom based financial services group. PFR is located at 9601 Wilshire Boulevard, Suite 800 Beverly Hills, CA 90210. PFR provides investment advice to mutual funds and other entities. The Manager pays PFR for its subadvisory services with respect to the Value Fund a fee, calculated as described above, at the annual rate of 0.90% of the first $10 million of Combined Assets, 0.70% of the next $10 million of Combined Assets, 0.50% of the next $480 million of Combined Assets and 0.40% of Combined Assets over $500 million. The Manager has informed the Trust that for the fiscal years ended June 30, 2004 and 2003 PFR earned $741,279 and $335,298, respectively, in subadvisory fees with respect to the Value Fund.


         The Subadvisers are registered as investment advisers with the Securities and Exchange Commission. This registration does not involve supervision of management or investment policy by any federal agency.

         Trustee Considerations. The Board of Trustees, including a majority of the Independent Trustees, (i) considered and approved the continuation of the Subadviser Agreements (except for the Lord Abbett Subadviser Agreement and the McKinley Subadviser Agreement), Tertiary Adviser Agreement and Management Contracts at meetings held on April 13, 2004 and May 10 and 11, 2004, (ii) considered and approved the Lord Abbett Subadviser Agreement at meetings held on March 15, 2004 and May 10, 2004 and (iii) considered and approved the McKinley Subadviser Agreement at a meeting held on August 24, 2004 (together with the Lord Abbett Subadviser Agreement, the "2004 Agreements") (the Subadviser

Agreements, Management Contracts and Tertiary Adviser Agreement, the "Advisory Agreements"). The Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreements.


         In arriving at their decision to approve the continuation of (or initial approval of) each Advisory Agreement, the Trustees reviewed information prepared by the Manager and each Subadviser (collectively, the "Advisers") and materials provided by fund counsel. As part of their review, the Trustees: (i) examined each Adviser's ability to provide high quality investment management services to the relevant Fund; (ii) considered information provided by each Adviser relating to the education, experience and number of investment professionals providing services (or to be providing services) under the relevant Advisory Agreement; (iii) took into account the time and attention devoted (or to be devoted) by senior management of each Adviser to the relevant Fund and (iv) evaluated the level of skill required to manage each Fund. Based on the above, the Trustees concluded that the human resources devoted (or to be devoted) by each Adviser were appropriate to fulfill effectively its duties under the relevant Advisory Agreement.

         The Trustees examined the investment performance of each Fund in connection with their review of the Subadviser Agreements (other than the 2004 Agreements), the Management Contracts and the Tertiary Adviser Agreement and compared such performance to the performance of accounts with similar investment objectives to the Fund managed by the relevant Adviser, to relevant performance benchmarks and to funds managed similarly by other advisers and concluded that the scope and quality of the services being provided by each Adviser were sufficient, in light of market conditions. In connection with their review of the 2004 Agreements, the Trustees examined each Adviser's performance with respect to accounts and funds with similar investment objectives and compared such performance to the performance of relevant benchmarks, the relevant Fund and to funds managed similarly by other advisers and concluded that the anticipated scope and quality of the services to be provided by each Adviser were sufficient, in light of market conditions. The Trustees also considered the business reputation of each Adviser and its financial resources and concluded that each would be able to meet any reasonably foreseeable obligations under the relevant Advisory Agreement.


         The Trustees received information concerning the investment philosophies and investment processes applied (or to be applied) by each Adviser in managing the relevant Fund. In this connection, the Trustees considered the in-house research capabilities of each Adviser as well as other resources available to the Adviser's personnel, including research services that would be available to the Adviser as a result of securities transactions effected for a Fund and other investment advisory clients. The Trustees concluded that the investment processes, research capabilities and philosophies of each Adviser were well suited to each relevant Fund, given its investment objectives and policies.


         The Trustees also considered information furnished by each Adviser with respect to the procedures and systems designed to fulfill the Adviser's fiduciary duties to each relevant Fund relating to possible conflicts of interest, including the code of ethics of each Adviser, the procedures by which each Adviser allocates trades among its various investment advisory clients and the integrity of the systems in place to ensure compliance with the foregoing. The Trustees also received information concerning standards of each Adviser with respect to the execution of portfolio transactions, use of soft dollars and trading efficiency. Each Adviser also provided the Trustees with information addressing whether the Adviser had been subject to any regulatory investigations, regulatory proceedings or lawsuits. In addition, the Trustees noted that the standard of care applicable to each Adviser under each Advisory Agreement was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that, based solely on such information, they were satisfied with each Adviser's integrity and commitment to the relevant Fund.

         The Trustees also gave substantial consideration to the fees payable under each Advisory Agreement. The Trustees reviewed information concerning fees paid to each Adviser with respect to other accounts, fees paid to investment advisers of similarly-managed funds and, where appropriate, the blended fee rate paid to an Adviser. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid to each Adviser, but also took into account the profitability (or estimated profitability) of the relevant Fund to the Adviser and any so-called "fallout benefits" to the Adviser, such as reputational value derived from serving as investment adviser to the relevant Fund and the benefit of research services made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions (so called "soft dollar" arrangements) as well as the percentage of trades that generated soft dollars for the Adviser for the calendar year ended December 31, 2003. The Trustees noted that some of these research services may be of value to an Adviser in advising various of its clients (including the relevant Fund), although not all of these services are necessarily useful and of value in managing the Fund, and that the fees paid to the Adviser are not reduced because it receives such services. In evaluating the fees under an Advisory Agreement, the Trustees also took into account the performance of the relevant Fund (or relevant funds or accounts in the case of Lord Abbett and McKinley) and the complexity of investment management for the Fund relative to other types of funds. In addition, the Trustees compared the expense ratios of each Fund to those of other investment companies with similar investment objectives.

         Based on the information described in the preceding paragraphs, the Trustees concluded that the fees paid (or to be paid) to each Adviser under the relevant Advisory Agreement were fair and reasonable, given the scope and quality of the services rendered (or expected to be rendered) by the Adviser. In addition, the Trustees concluded that each Adviser's profitability (or estimated profitability) was (or would be) consistent with levels of profitability that had been determined by courts not to be "excessive."


         In their deliberations with respect to these matters, the Trustees were advised by their counsel, who were determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law currently applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. Certain matters described above were not considered for all Advisers, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of each Advisory Agreement, including the investment advisory fees, in light of all of the surrounding circumstances, and noted that there are alternatives to the employment of an Adviser as Manager or Subadviser to a Fund, as the case may be. Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that approval of the continuation of each Advisory Agreement (and the initial approval of the 2004 Agreements) was in the best interest of each Fund and its respective shareholders.

CODES OF ETHICS

         The Trust, the Manager, the Distributor and each Subadviser have adopted codes of ethics under Rule 17j-l of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES AND PROCEDURES


         The Trust uses the proxy voting policies and procedures of the Subadvisers and, as applicable, the Manager to determine how to vote proxies relating to securities held by the Fund (or portion thereof) in their portfolios. The proxy voting policies and procedures of each Subadviser are attached hereto as Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent 12-month period ended June 30, 2004 is available, without charge, upon request by calling 1-800-662-4769 and on the Securities and Exchange Commission website at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

         The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP conducts an annual audit of each Fund of the Trust, assists in the preparation of each Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial statements included in the Trust's Annual Report for the year ended June 30, 2004, filed electronically on August 30, 2004 (File No. 811-06602), are incorporated by reference into this Statement of Additional Information.


OTHER SERVICES

         Custodial Arrangements. State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, MA 02101, is the custodian for all Funds of the Trust. As such, State Street holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Trust. Upon instruction, State Street receives and delivers cash and securities of the Trust in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Trust. In addition, State Street has contracted with various foreign banks and depositories to hold portfolio securities outside of the United States on behalf of certain of the Funds. State Street also calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Funds of the Trust.

         Transfer Agent. Boston Financial Data Services, Inc., 2000 Crown Colony Drive, 4th Floor, North Quincy, MA 02169, acts as the Trust's transfer agent and dividend disbursing agent.

         Distributor. Caterpillar Securities Inc. ("CSI"), a wholly-owned subsidiary of the Manager, is the Trust's principal underwriter. Certain entities listed in Exhibit 21 to the most recent Annual Report or Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be affiliates of both CSI and the Trust. CSI is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders therefor. Except as noted in the Prospectus, the Trust's shares are distributed in a continuous offering.

PORTFOLIO TRANSACTIONS

         Investment Decisions. Investment decisions for the Trust and for the other investment advisory clients of the Manager and the Subadvisers are made with a view to achieving their respective investment objectives. The Manager and the Subadvisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Manager or the relevant

Subadviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         Brokerage and Research Services. Transactions on stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. In the United States and certain foreign countries, such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of portfolio securities for the Money Market Fund will be with the issuer or with major dealers in money market instruments acting as principals. Accordingly, it is not anticipated that the Short-Term Government Securities or Money Market Funds will pay significant brokerage commissions. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

         When the Manager or a Subadviser places orders for the purchase and sale of portfolio securities for a particular Fund and buys and sells securities for such Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager or the relevant Subadviser, as the case may be, intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or the relevant Subadviser, as the case may be, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager and the Subadvisers may receive research, statistical and quotation services from many broker-dealers with which the Trust's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager or the Subadvisers in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust or any particular Fund. The fees paid to the Manager and the Subadvisers are not reduced because they receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Management Contracts and the Subadviser Agreements, the Manager and the Subadvisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Securities Exchange Act of 1934) to the Manager or the Subadvisers an amount of disclosed commission for effecting a securities transaction for a Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The authority of the Manager and the Subadvisers to cause the Funds to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. The Manager may instruct a Subadviser to direct Fund trades, consistent with best price and execution, to particular brokers that will provide research services to the Manager.

         The aggregate brokerage commissions paid by the Funds during the fiscal years ended June 30, 2004, 2003, and 2002, are set forth below:

Fiscal year ended June 30, 2004:

                                                             Aggregate Brokerage
         Fund                                                    Commissions
         ----                                                -------------------

         Large Cap Growth                                          $797,414
         Value                                                      351,605
         International Value                                        732,398
         International Growth                                       172,308
         Small Cap Growth                                           963,145
         Mid Cap Growth                                             462,425
         Asset Allocation                                            42,219
         Fixed Income                                                     0
         Short-Term Government Securities                                 0
         Money Market                                                     0


Fiscal year ended June 30, 2003:

                                                             Aggregate Brokerage
         Fund                                                     Commissions
         ----                                                -------------------

         Large Cap Growth                                          $724,177
         Value                                                      580,087
         International Growth                                       129,936
         International Value                                        371,534
         Small Cap Growth                                           480,959
         Mid Cap Growth                                             286,823
         Asset Allocation                                            53,304
         Fixed Income                                                17,822
         Short-Term Government Securities                                 0
         Money Market                                                     0

Fiscal year ended June 30, 2002:

                                                             Aggregate Brokerage
         Fund                                                    Commissions
         ----                                                -------------------

         Large Cap Growth                                          $956,496
         Value                                                      209,440
         International Value                                        260,640
         International Growth                                       142,239
         Small Cap Growth                                           317,062
         Mid Cap Growth                                             175,817
         Asset Allocation                                            42,096
         Fixed Income                                                64,585
         Short-Term Government Securities                                 0
         Money Market                                                     0

         The Funds paid the following brokerage commissions:

                                         Total Brokerage             Total Amount of Transactions
                                       Commissions Paid to           Where Brokerage Commissions
                                      Brokers That Provided           Were Paid to Brokers That
                                       Research Fiscal Year         Provided Research Fiscal Year
                 Fund                  Ended June 30, 2004               Ended June 30, 2004
-------------------------------------------------------------------------------------------------

Large Cap Growth                              $120,925                      $532,435,721
Value                                           32,369                        21,300,089
International Value                            732,398                       377,931,552
International Growth                            23,229                        36,646,908
Small Cap Growth                                33,973                        50,495,823
Mid Cap Growth                                  22,314                        61,731,407
Asset Allocation                                   577                         1,289,617
Fixed Income                                         0                                 0
Short-Term Government Securities                     0                                 0
Money Market                                         0                                 0


         The Funds may from time to time place orders for the purchase or sale of securities with brokers that may be affiliated with the Manager or a Subadviser. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and could not be dependent upon the fact that such brokers are affiliates of the Manager or a Subadviser. With respect to orders placed with affiliated brokers for execution on a national securities exchange, to the extent required by applicable law, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal year ended June 30, 2004, the Large Cap Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, Legg Mason Wood Walker Inc., an affiliate of Western and Wachovia Capital Markets, an affiliate of Jennison; the Value Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., Legg Mason Wood Walker Inc. and Wachovia

Capital Markets and Wachovia Securities LLC, each an affiliate of Jennison; the International Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., J.P. Morgan Securities, Ltd., J.P. Morgan HP Limited and J.P. Morgan Securities, Asia/Pacific, each an affiliate of Morgan; the International Value placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., J.P. Morgan Securities, Ltd., J.P. Morgan Securities, Singapore and J.P. Morgan Securities, Asia/Pacific, each an affiliate of Morgan; the Small Cap Growth Fund placed orders for the purchase and sale of securities with Howard Weil Inc., an affiliate of Western, Legg Mason Wood Walker Inc., J.P. Morgan Securities, Inc., Prudential Securities Inc., an affiliate of Jennison, and Wachovia Securities LLC; the Mid Cap Growth Fund placed orders for the purchase and sale of securities with Howard Weil Inc., J.P. Morgan Securities, Inc., Legg Mason Wood Walker Inc., Prudential Securities Inc. and Wachovia Securities LLC; and the Asset Allocation Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc.

Fiscal year ended June 30, 2004:

-----------------------------------------------------------------------------------------------------------
                                                                                              % of Fund's
                                                                Amount of     % of Fund's     Aggregate
                                                                Brokerage     Aggregate       Dollar Amount
            Fund                 Affiliated Broker              Commissions   Commissions     Transactions
-----------------------------------------------------------------------------------------------------------
 Large Cap Growth Fund           J.P. Morgan Securities, Inc.   $13,650       1.71%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Legg Mason Wood Walker Inc.    $705          0.09%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Wachovia Capital Markets       $3,235        0.41%           0.00%
-----------------------------------------------------------------------------------------------------------
 Value Fund                      J.P. Morgan Securities, Inc.   $5,678        1.61%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Legg Mason Wood Walker Inc.    $2,309        0.66%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Wachovia Capital Markets       $56           0.02%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Wachovia Securities LLC        $14,841       4.22%           0.00%
-----------------------------------------------------------------------------------------------------------
 International Growth Fund       J.P. Morgan Securities, Inc.   $2,273        1.32%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities, Ltd.   $1,333        0.77%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan HP Limited         $853          0.50%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities,
                                 Asia/Pacific                   $309          0.18%           0.00%
-----------------------------------------------------------------------------------------------------------
 International Value Fund        J.P. Morgan Securities, Inc.   $68,221       9.31%           0.00%
-----------------------------------------------------------------------------------------------------------



                                       72

-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities, Ltd.   $36,468       4.98%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities,
                                 Singapore                      $5,249        0.72%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities,
                                 Asia/Pacific                   $3,809        0.52%           0.00%
-----------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund           Howard Weil Inc.               $1,539        0.16%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities, Inc.   $27,203       2.82%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Legg Mason Wood Walker Inc.    $9,309        0.97%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Prudential Securities Inc.     $19,186       1.99%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Wachovia Securities LLC        $19,763       2.05%           0.00%
-----------------------------------------------------------------------------------------------------------
 Mid Cap Growth Fund             Howard Weil Inc.               $100          0.02%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 J.P. Morgan Securities, Inc.   $7,047        1.52%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Legg Mason Wood Walker Inc.    $140          0.03%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Prudential Securities Inc.     $2,551        0.55%           0.00%
-----------------------------------------------------------------------------------------------------------
                                 Wachovia Securities LLC        $992          0.21%           0.00%
-----------------------------------------------------------------------------------------------------------
 Asset Allocation Fund           J.P. Morgan Securities, Inc.   $301          0.71%           0.00%
-----------------------------------------------------------------------------------------------------------


         During the fiscal year ended June 30, 2003, the Large Cap Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan, Deutsche Bank Securities, Inc., an affiliate of Oppenheimer Capital ("Oppenheimer"), and Legg Mason Wood Walker, Inc., an affiliate of Western; the Value Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., Deutsche Bank Securities, Inc., Legg Mason Wood Walker, Inc. and Wachovia Securities, LLC, an affiliate of Jennison; the International Growth Fund placed orders for the purchase and sale of securities with Credit Lyonnais Securities, an affiliate of Oppenheimer, Deutsche Bank Securities, Inc., Dresdner Kleinwort Benson, an affiliate of Oppenheimer, J.P. Morgan Securities, Inc. and J.P. Morgan Securities Ltd., an affiliate of Morgan; the International Value Fund placed orders for the purchase and sale of securities with Credit Lyonnais Securities, Chase Securities, Inc., an affiliate of Morgan, Dresdner Bank, an affiliate of Oppenheimer, Deutsche Bank Securities, Inc., Dresdner Kleinwort Benson, J.P. Morgan Securities, Inc. and J.P. Morgan Securities Ltd.; the Small Cap Growth Fund placed orders for the purchase and sale of securities with Deutsche Bank Securities, Inc., J.P. Morgan Securities, Inc., Legg Mason Wood Walker, Inc., Prudential Securities, Inc., an affiliate of Jennison, and Wachovia

Securities, LLC; the Mid Cap Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., Prudential Securities, Inc. and Wachovia Securities, LLC; and the Asset Allocation Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc. and Deutsche Bank Securities, Inc. Oppenheimer served as Subadviser to the Value Fund until December 31, 2002. Information regarding these brokerage transactions is set forth below:

Fiscal year ended June 30, 2003:

                                                                     Amount of
                                        Affiliated                   Brokerage
Fund                                     Broker                      Commissions

Large Cap Growth Fund                   J.P. Morgan                  $31,104
                                        Securities,
                                        Inc.

                                        Deutsche Bank                $ 3,990
                                        Securities,
                                        Inc.

                                        Legg Mason                   $   845
                                        Wood Walker
                                        Inc.


Value Fund                              J.P. Morgan                  $ 5,555
                                        Securities,
                                        Inc.

                                        Deutsche Bank                $   500
                                        Securities,
                                        Inc.

                                        Legg Mason                   $   390
                                        Wood Walker
                                        Inc.


                                        Wachovia                     $ 8,999
                                        Securities,
                                        LLC


International Growth Fund               Credit                       $   837
                                        Lyonnais
                                        Securities

                                        Deutsche Bank                $ 3,545
                                        Securities,
                                        Inc.

                                        Dresdner                     $    79
                                        Kleinwort
                                        Benson

                                        J.P. Morgan                  $ 2,999
                                        Securities,
                                        Inc.

                                        J.P. Morgan                  $   180
                                        Securities,
                                        Ltd.

International Value Fund                Credit                       $ 8,615
                                        Lyonnais
                                        Securities

                                        Chase                        $ 1,356
                                        Securities,
                                        Inc.

                                        Dresdner                     $ 1,435
                                        Bank

                                        Deutsche Bank                $15,731
                                        Securities,
                                        Inc.

                                        Dresdner                     $29,858
                                        Kleinwort
                                        Benson

                                        J.P. Morgan                  $53,024
                                        Securities,
                                        Inc.

                                        J.P. Morgan                  $15,317
                                        Securities,
                                        Ltd.

Small Cap Growth Fund

                                        Deutsche Bank                $   940
                                        Securities,
                                        Inc.

                                        J.P. Morgan                  $ 8,690
                                        Securities,
                                        Inc.

                                        Legg Mason                   $ 1,317
                                        Wood Walker
                                        Inc.

                                        Prudential                   $ 5,312
                                        Securities,
                                        Inc.

                                        Wachovia                     $ 4,599
                                        Securities,
                                        LLC

Mid Cap Growth Fund                     J.P. Morgan                  $ 1,456
                                        Securities,
                                        Inc.

                                        Prudential                   $   621
                                        Securities
                                        Inc.

                                        Wachovia                     $ 2,345
                                        Securities,
                                        LLC

Asset Allocation Fund                   J.P. Morgan                  $ 1,931
                                        Securities,
                                        Inc.

                                        Deutsche Bank                $    26
                                        Securities,
                                        Inc.



         During the fiscal year ended June 30, 2002, the Large Cap Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc., an affiliate of Morgan; the Value Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc. and Prudential Securities Inc., an affiliate of Jennison; the International Growth Fund placed orders for the purchase and sale of securities with Chase Manhattan International, an affiliate of Morgan, Credit Lyonnais Securities, an affiliate of Oppenheimer, Dresdner Kleinwort Benson, an affiliate of Oppenheimer, and J.P. Morgan Securities, Inc.; the International Value Fund placed orders for the purchase and sale of securities with Credit Lyonnais Securities, Dresdner Bank, an affiliate of Oppenheimer, Dresdner Kleinwort Benson, Dresdner Kleinwort Benson Wasserstein, an affiliate of Oppenheimer, and J.P. Morgan Securities, Inc.; the Mid Cap Growth Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc. and Prudential Securities Inc.; and the Asset Allocation Fund placed orders for the purchase and sale of securities with J.P. Morgan Securities, Inc. Information regarding these brokerage transactions is set forth below:

Fiscal year ended June 30, 2002:

                                                                     Amount of
                                        Affiliated                   Brokerage
Fund                                    Broker                       Commissions

Large Cap Growth Fund                   J.P. Morgan                  $37,630
                                        Securities,
                                        Inc.


Value Fund                              J.P. Morgan                  $ 4,900
                                        Securities,
                                        Inc.

                                        Prudential                   $ 6,300
                                        Securities
                                        Inc.


International Growth Fund               Chase                        $   355
                                        Manhattan
                                        International

                                        Credit                       $   958
                                        Lyonnais
                                        Securities

                                        Dresdner                     $   996
                                        Kleinwort
                                        Benson

                                        J.P. Morgan                  $ 4,931
                                        Securities,
                                        Inc.

International Value Fund                Credit                       $26,892
                                        Lyonnais
                                        Securities

                                        Dresdner                     $   530
                                        Bank

                                        Dresdner                     $14,554
                                        Kleinwort
                                        Benson


                                        Dresdner                     $   424
                                        Kleinwort
                                        Benson
                                        Wasserstein

                                        J.P. Morgan                  $35,833
                                        Securities,
                                        Inc.

Mid Cap Growth Fund                     J.P. Morgan                  $   242
                                        Securities,
                                        Inc.

                                        Prudential                   $   155
                                        Securities
                                        Inc.

Asset Allocation Fund                   J.P. Morgan                  $    88
                                        Securities,
                                        Inc.

         The chart below shows for each Fund that held as of June 30, 2004, securities of the Fund's regular brokers or dealers (as defined in the 1940 Act) or their parents, the identity of such brokers or dealers and the value of the Fund's aggregate holdings of the securities of each issuer as of such date.

--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Name of Fund                Holding                                  Value of Holding  Name of Regular Broker-Dealer
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Large Cap Growth            Citigroup Inc.                                $ 9,298,419   Citibank/CP/IPA
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Goldman Sachs Group, Inc.                     $ 4,858,656  Goldman, Sachs & Co.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Merrill Lynch & Co. Inc.                      $ 4,253,624  Merrill Lynch, Pierce, Fenner & Smith, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            State Street Corporation                      $ 6,635,112  State Street Bank GMBH
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Value                       Bank of America Corp.                         $ 1,818,484  Bank of America, N.A.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Bank of New York Company Inc.                 $ 1,644,984  Bank of New York
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Bank One Corp.                                $ 4,192,200  Banc One
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Citigroup Inc.                                $ 3,524,700  Citigroup Global Markets Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            J.P. Morgan Chase & Co.                       $   965,373  J.P. Morgan Securities, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Merrill Lynch & Co. Inc.                      $ 4,403,688  Merrill Lynch, Pierce, Fenner & Smith, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Wachovia Corporation                          $ 1,815,600  Wachovia Securities, LLC
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
International Growth        NONE
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
International Value         ING Groep NV                                  $12,559,000  ING Financial Markets LLC
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            ABN AMRO Holdings NV                          $12,424,681  ABN AMRO Securities Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Small Cap Growth            Jeffries Group Inc.                           $   563,672  Jeffries Company Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Mid Cap Growth              Legg Mason Inc.                               $ 1,079,379  Legg Mason Wood Walker Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Asset Allocation            Bank of America Corp.                         $ 1,439,471  Bank of America Securities LLC
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            J.P. Morgan Chase & Co.                       $   610,123  J.P. Morgan Securities, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Fixed Income                Bear Stearns Co. Inc.                         $   200,685  Bear Stearns Securities Corp.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Citigroup Inc.                                $ 1,686,577  Citigroup Global Markets Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Credit Suisse First Boston USA                $   458,383  Credit Suisse First Boston Corp.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Goldman Sachs                                 $   742,661  Goldmand, Sachs & Co.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            J.P. Morgan Chase & Co.                       $ 1,102,823  J.P. Morgan Securities, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Lehman Brothers Holdings, Inc.                $   604,469  Lehman Brothers Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Merrill Lynch & Co. Inc.                      $   381,140  Merrill Lynch, Pierce, Fenner & Smith, Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Morgan Stanley Group Inc.                     $   970,776  Morgan Stanley Co. Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Money Market                ABN AMRO Bank NV Chicago                      $ 1,000,000  ABN AMRO Bond Trading
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Barclays Bank Plc                             $ 4,000,015  Barclays Capital Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------


                                       79

--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Citibank Credit Card Issuance Trust           $ 6,144,000  Citigroup Global Markets Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Credit Suisse First Boston NY                 $ 5,000,138  Credit Suisse First Boston Corp.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
                            Deutsche Bank NY                              $ 4,000,000  Deutsche Bank Securities Inc.
--------------------------- ---------------------------------------- ----------------- -------------------------------------------
Short-Term Government       NONE
Securities
--------------------------- ---------------------------------------- ----------------- -------------------------------------------



ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated November 19, 1991. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust's fiscal year ends on June 30.

         Prior to January 27, 2003, the Preferred Value Fund was named the Preferred Large Cap Value Fund. Prior to April 2, 2001, the Preferred Large Cap Value Fund was named the Preferred Value Fund; the Preferred Large Cap Growth Fund was named the Preferred Growth Fund; the Preferred Small Cap Growth Fund was named the Preferred Small Cap Fund; and the Preferred International Value Fund was named the Preferred International Fund.

         The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Trust currently consists of ten series of shares, each series of which represents interests in a separate Fund. Each Fund is an open-end diversified management investment company. The Funds' shares are not currently divided into classes. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were liquidated, would receive the net assets of that Fund. Voting rights are not cumulative, and all shares of the Funds are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

         Shares of the Trust are each entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote by individual Fund on all matters except (i) when required by the law, shares shall be voted as a single class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds affected shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he is or was a shareholder would be unable to meet its obligations.

                                   APPENDIX A

TAX EXEMPT BOND, CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Tax Exempt and Corporate Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Corporate Bond Ratings:

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Ratings of Commercial Paper

Description of Moody's Investors Service, Inc.'s Commercial Paper Ratings:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issues rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-terms obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Commercial Paper Ratings:

A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

                  DESCRIPTION OF MONEY MARKET FUND INVESTMENTS

         Obligations Backed by Full Faith and Credit of the U.S. Government -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

         Other U.S. Government Obligations -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Fannie Mae.

         Repurchase Agreements -- are agreements by which a Fund purchases a U.S. Treasury or agency obligation and obtains a simultaneous commitment from the seller (a domestic commercial bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

         Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

         Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are term "accepted" when a bank guarantees their payment at maturity.

         Eurodollar Obligations -- obligations of foreign branches of U.S. banks.

         Yankeedollar Obligations -- obligations of domestic branches of foreign banks.

         Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

         Corporate Obligations -- include bonds and notes issued by corporations in order to finance longer term credit needs.

                                   APPENDIX C

                 SUBADVISER PROXY VOTING POLICIES AND PROCEDURES

                     CATERPILLAR INVESTMENT MANAGEMENT LTD.
                      PROXY VOTING POLICIES AND PROCEDURES

                            CIML PROXY VOTING POLICY

The following policy has been approved by the President of CIML and the CIML Investment Committee effective May 16, 2003. This policy replaces the CIML Proxy Voting Policy adopted November 1, 1995. Portfolio Management staff will be responsible for prudent periodic review of the policy for suitability. Proxy voting decisions will be made in accordance with the best investment interests and stated objectives of the investor or beneficiary account. Proxy voting decisions will be made by the appropriate portfolio manager with responsibility for the account. A Proxy Voting Card will be completed and signed by a portfolio manager. A photocopy of the Proxy Voting Card will be filed by date and by account. All Proxy Voting Cards will be summarized continuously for reporting as needed.

CIML's Policy will be to generally vote in favor of:

I.       The election of directors, assuming:

A.       there is no known reason for opposing any nominee.
B.       the election is not contested.

II.      The approval of auditors, assuming a reputable firm is proposed.

III.     Approval of authorization to issue additional stock for:

A.       stock dividends and stock splits.

B. stock option or stock purchase plans (so long as the sum of the additional shares plus shares reserved under existing plans and option shares granted but not exercised does not exceed 15% of the total shares outstanding and the exercise price is not less than 85% of the current market value at the time of the grant).

IV. Authorization of additional stock for acquisitions or for financing general capital expenditures.

V. Authorization of a new class of stock that gives the board of directors authority to fix voting rights and other terms, but no more than one vote for each share and absent any proposal for issuance of the stock.

VI. Provisions regarding indemnification of officers and directors covering only future actions.

VII. Investment fund advisor contracts establishing management fees at 100 bp or less of the net asset value.

VIII. Proposals requiring stockholder approval for the repurchase of company stock at an above market price from a significant share holder (generally greater than 5% of total outstanding shares).

IX. Increasing the required vote to a super-majority for approving mergers and other business combinations.

X. Increasing the required vote to a super-majority for approving charter amendments.

XI. Reasonable restrictions that require a super-majority, or cause to be shown, on the right to remove directors.

XII.     Classification of the board of directors.

XIII. The elimination of action by written consent of less than all of the shareholders.

XIV. Prospective limitations on the liability of directors for damage for breach of duty of care to the extent the limitations do not violate applicable law.

XV. Reincorporation in states having more flexible or thoroughly interpreted corporation laws.

XVI. Limitation on membership of audit and compensation committees to only outside directors.

XVII. Proposals opposing change-of-control severance agreements for management if the agreement provides for payments that would exceed amounts deductible by the Company or contain tax gross-up provisions.

XVIII.   Proposals to establish performance based executive compensation programs that are designed to meet the requirements of the IRS Code and preserve the deductibility of compensation for covered employees in excess of $1 million and other compensation and/or benefit proposals for executives absent evidence of poor performance in the Company's share price or by the executives in question.

XIX. Such other business as may come before the meeting, provided no present knowledge of any specific matter exists.

CIML's Policy will be to generally vote against:

I. Increasing the required vote for approval of mergers and other combinations to more than two-thirds of the outstanding shares unless coupled with a `fair price' provision.

II. Increasing the required vote for approval of amendments to the charter to more than two-thirds of the outstanding shares, except with respect to amending a `fair price' provision.

III.     Ratification of all past acts of officers and directors.

IV. Shareholder proposals opposed by management which appear to be unreasonable or unnecessary.

V. Authorizing a new class of stock which gives the board of directors unlimited authority to fix voting rights and other terms.

VI. Dual class stock proposals where public shareholders are issued stock having no or lower voting rights if the effect is to provide insiders or a small group of shareholders with voting power that is substantially disproportionate to their equity interests, unless such stock is issued in a transaction such as an acquisition that has a significant business purpose other than affecting control.

CIML will treat conflicts of interest between CIML and accounts as follows:

I. CIML shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the account on the one hand and CIML and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). CIML shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.

II. If CIML determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable account and CIML's other accounts (excluding any account that may have a potential conflict).

III. Without limiting the generality of the foregoing, CIML may resolve a potential conflict in any of the following manners:

A. If the proposal that gives rise to a potential conflict is specifically addressed in CIML's Proxy Voting Policies and Procedures, CIML may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of CIML.

B. CIML may disclose the potential conflict to the account and obtain the account's consent before directing CIML to vote in the manner approved by the account.

C. CIML may engage an independent third-party to determine how the proxy should be voted; or

D. CIML may establish an ethical wall or other information barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

IV. CIML shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of CIML's senior account representatives actually knew or reasonably should have known of the potential conflict.

                             JENNISON ASSOCIATES LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                              JENNISON ASSOCIATES
                       PROXY VOTING POLICY AND PROCEDURES



I.       INTRODUCTION

         Jennison Associates LLC (the "Adviser") has adopted the following "Proxy Voting Policy and Procedures" ("Policy"), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as "Investment Professionals") who are responsible for discharging the Adviser's proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser's clients1.

II.      STATEMENT OF POLICY

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.


--------------------------------
         1 In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

III.     PROCEDURES

         A.       Account Set-up and Review

         Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client's investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser's standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client's proxies and vote in accordance with a client's own guidelines (collectively, "Client Guidelines"). Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison's Guidelines) before investment discretionary activity commences.

         Proxy Voting

         1.       Guidelines for Recurring Issues

         The Adviser has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless, the Adviser's Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

         2.       Use of Third Party Proxy Service

         In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Investor Responsibility Research Center ("IRRC") - a proxy research and voting service - to assist it in researching and voting proxies. IRRC helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor. The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by IRRC. IRRC will research each proxy and provide a recommendation (at the

Adviser's request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser's duty to vote proxies in the best interest of its clients. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct IRRC to vote these proxies in accordance with such modified guidelines. IRRC will cast votes in accordance with the Adviser's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client's Guidelines.

         3.       Review of Recommendations

         The Adviser's Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation - as determined by either the Guidelines or Client's Guidelines ("Recommendation"). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before IRRC casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

          o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

          o If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or

          o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

         4.       Addressing Material Conflicts of Interest

         There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients ("Material Conflict"). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

          o    Manages the issuer's or proponent's pension plan;

          o    Administers the issuer's or proponent's employee benefit plan;

          o Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or

          o    Manages money for an employee group.

         Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

          o    An executive of the issuer or proponent;

          o    A director of the issuer or proponent;

          o    A person who is a candidate to be a director of the issuer;

          o    A participant in the proxy contest; or

          o    A proponent of a proxy proposal.

         Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

         The Adviser may adopt such processes it deems necessary to identify Material Conflicts. Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Vote Override Form, attached as Exhibit A, and submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted. If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser's Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser's Proxy Voting Committee for consideration. The Adviser's Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as IRRC) or obtaining voting instructions from clients.

         In considering the proxy vote and potential Material Conflict, the Adviser's Proxy Voting Committee may review the following factors, including but not limited to:

          o    Whether the issuer is a client of the Adviser.

          o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

          o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

          o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

          o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

          o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

         In cases where a Material Conflict has been identified, the Proxy Override Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity. The Adviser's Proxy Voting Committee reviews all such proxy voting decisions. In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

THE ADVISER MAY NOT ABSTAIN FROM VOTING ANY SUCH PROXY FOR THE PURPOSE OF AVOIDING CONFLICT.

         5.    Lending

         Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or IRRC to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

         C.   Proxy Voting Committee

         The Adviser's Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above. 2 The Adviser's Proxy Voting Committee will have the following responsibilities:

          o Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.


------------------------------
         2 The Adviser's Proxy Voting Committee will initially consist of Compliance, Legal and applicable investment professionals. The participation of three members of the Adviser's Proxy Voting Committee in any meeting will constitute a quorum.

          o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

          o    Recommend and adopt changes to the Policy as needed.

          o    Annually review all overrides by portfolio management.

          o Annually review IRRC reports to determine voting consistency with guidelines and this Policy.

          o Annually review the performance of IRRC and determine whether the Adviser should continue to retain IRRC's services.

          o Review the Adviser's voting record (or applicable summaries of the voting record).

          o Review sub-advisers' voting records, if applicable, (or applicable summaries of the voting records).

          o    Oversee compliance with the regulatory disclosure requirements.

          o Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:

               -    Overrides of Recommendations

               -    Proxy Voting Committee action on potential Material
                    Conflicts

               -    Any changes to the Policy or Guidelines

               -    Comments on the proxy voting records for the funds

               -    Compliance with disclosure requirements

               -    Compliance reports as to reviews by Compliance of overrides

III.     COMPLIANCE MONITORING

         The Adviser's Chief Compliance Officer shall be responsible for the administration of this Policy. Compliance will periodically sample data from business areas impacted by this Policy. The data will be reviewed to ensure compliance with the Policy. All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

         This Policy will be reviewed annually for adequacy and effectiveness.

         A.   Monitoring of Overrides

         Compliance will periodically review IRRC reports of overrides to confirm that proper override and conflict checking procedures were followed.

         B.   Supervisory Review

         The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

         C.   Compliance Reporting to Fund Boards

     Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser's Proxy Voting Committee. The Adviser shall provide copies of all Proxy Vote Override Forms to the management companies of mutual funds sub-advised by Jennison.

     Annually, the Adviser's Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser's Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.      CLIENT REPORTING

         A.       Disclosure to Advisory Clients

     The Adviser will also provide a copy of this Policy and the Adviser's Guidelines upon request from a client.

     The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for any twelve month period of the following year. The report will be produced by IRRC and will generally contain the following information:

          o    The name of the issuer of the security:

          o    The security's exchange ticker symbol;

          o    The security's CUSIP number;

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o Whether the matter was proposed by the issuer or by a security holder;

          o    Whether the Adviser cast a vote on the matter;

          o    How the Adviser voted; and

          o    Whether the Adviser voted for or against management.

         B.       Investment Company Disclosures

         The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared by IRRC.

V.       RECORDKEEPING

         Either the Adviser or IRRC as indicated below will maintain the following records:

          o A copy of the Policy and Guidelines (Adviser or client specific guidelines);

          o A copy of each proxy statement received by the Adviser regarding client securities (IRRC);

          o    A record of each vote cast by the Adviser on behalf of a client
               (IRRC);

          o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (IRRC and Adviser);

          o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

          o Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.      CERTIFICATIONS

         All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

         All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.

VII.     POLICIES AND PROCEDURES REVISIONS

       This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

ATTACHMENTS:

Exhibit A-    Proxy Vote Override Form

Exhibit B-    Certification of Compliance and Understanding of Proxy Voting
              Policy and Procedures (New Employees)

Exhibit C-    Certification of Compliance with Proxy Voting Policy and
              Procedures (Existing Employees)

                                                                       EXHIBIT A

                            PROXY VOTE OVERRIDE FORM

Portfolio Manager/Analyst: _________________________

Security Issuer:  ________________,

Jennison Client:
                        |_|      Yes      |_|      No


Security's exchange ticker symbol: _______________

# of Shares held: ____________

Percentage of outstanding shares held: ____________

Applicable Guidelines (check one):

                                        |_|      Jennison Standard

                                        |_|      Other (specify): __________


Brief Description of the Matter to be Voted On (or attached applicable materials):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proposal Type (check one):
                             |_|      Management Proposal

                             |_|      Shareholder  Proposal (identify proponent:

                             ------------------------------------)


Recommended vote by issuer's management (check one):

                                                      |_|   For   |_|   Against

Investment Professional recommended vote
(check one):
                                      |_|  For    |_|   Against   |_|   Abstain

Describe in detail why you believe a Material Conflict exists or why an override is in the client's best interest (attach supporting IRRC documentation):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Does the adviser, or any of its affiliates, provide services, either in the form of investment advisory or any other service, directly to the issuer of the proxy that is being voted?

        |_|      No      |_|      Yes (if yes, please complete the follwing)

         What is the aggregate Asset Management Unit holdings in the issuer?____________________

         What is the Percentage of issuer's shares outstanding?

         What is the date of the last client service visit (if within past 12 months)? _______________

         Were matters of issuer's proxy discussed?

         |_|     No      |_|     Yes (if yes, attach a detailed summary of this
                                 discussion.


         What is the date of the last analyst visit (if within past 12 months)?
_____________

         Were matters of issuer's proxy discussed?

         |_|     No      |_|     Yes (if yes, attach a detailed summary of this
                                 discussion.

Are you aware of any facts related to this proxy vote that may present a potential conflict of interest with the interests of the client(s) on whose behalf the proxies are to be voted?

         |_|     No      |_|     Yes (describe below)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Certification:
--------------

The undersigned hereby certifies to the best of his or her knowledge that the statements contained herein are true, complete and accurate, and that such proxy vote is in the client's best interests without regard to the interests of Jennison or any related parties and that there were no other factors influencing the voting of the proxy. Furthermore, please certify by checking the appropriate box whether:

You are aware of any relationship between the issuer, or its officers or directors, and Jennison or any of its officers, directors and affiliates?

         |_|     No      |_|     Yes (provide description)

You are aware of any relationship between the proponent of the proxy proposal (if not the issuer) and Jennison, its executive officers or any of its affiliates?

         |_|     No      |_|     Yes (provide description)

Anyone has (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

         |_|     No      |_|     Yes (provide description)

(If you have checked YES to any of the foregoing questions, please attach either an appropriate description or explanation. If you have been contacted, please be sure to include in your description the name of the person who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications, as well.)

         _________________________  Date:  __________________________
Name:
Title:

Supervisor Concurrence with Override Request:
---------------------------------------------

         _________________________  Date:  __________________________
Name:
Title:

Compliance Action:
------------------

         |_|     Approved by Jennison Proxy Voting Committee

Approved by:  _________________________________________________________

Date:  ___________________________

Reviewed by: _____________________________,  ________________
               Signature                     title
Compliance Dept. ___________
                 Date

                                                                       EXHIBIT B

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                                (NEW EMPLOYEES)


         I, _____________________, [ name ] _______________, [ title ], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.

Signed by: _________________________



                                      Title:  _____________________________


                                      Print Name: _________________________


                                      Employment Date:  __________________


                                      Date:  ______________________________

                                                                       EXHIBIT C

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                              (EXISTING EMPLOYEES)

         I, ____________________, [ name ] _______________ [ title ], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200_.



                                      Signed by:  __________________


                                      Title:  _______________________


                                      Print Name: ___________________


                                      Date:  ________________________

                        PACIFIC FINANCIAL RESEARCH, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                           PACIFIC FINANCIAL RESEARCH
                           ---INVESTMENT MANAGEMENT---

                                  PROXY VOTING
                              POLICY AND PROCEDURES

Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:

These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

Management Proposals:

In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

          1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)
          2.   Approval of Independent Auditors Executive Compensation Plans
          3.   Corporate Structure
          4.   Limiting directors' liability

However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

          1.   Proposals to stagger board members' terms
          2. Proposals to limit the ability of shareholders to call special meetings;
          3.   Proposals to require super majority votes;
          4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
          5.   Proposals to implement "poison pill" provisions
          6.   Proposals to implement "fair price" provisions

Shareholder Proposals:

At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW:

Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

Conflicts of Interest:

Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:

          1.   the details of the conflict of interest,
          2.   whether or not the conflict is material; and
          3. the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES:

The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

          1. The PFR mailroom will forward all proxy materials to the Client Accounting department.
          2. The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.
          3. A copy of the proxy materials will be forwarded to the analyst responsible for the security.
          4. Using the guidelines described above, the analyst will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.
          5. The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.
          6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.
          7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.
          8. For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.

Proxy Voting Record Keeping:

The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:

          1.   the name of the issuer,
          2.   the exchange ticker symbol,
          3.   the CUSIP number,
          4.   the shareholder meeting date,
          5.   a brief description of the matter brought to vote,
          6. whether the proposal was submitted by management or a shareholder,
          7.   how PFR voted the proxy (for, against, abstained), and
          8.   whether the proxy was voted for or against management.

Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:

          1.   PFR's proxy policies and procedures,

          2. proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by
               PFR),
          3.   records of votes cast on behalf of clients,
          4.   records of written client requests for voting information,
          5. records of written responses from PFR to both written and verbal client requests, and
          6. any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report:

PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator (Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.

                      MELLON CAPITAL MANAGEMENT CORPORATION
                      PROXY VOTING POLICIES AND PROCEDURES

                          MELLON FINANCIAL CORPORATION

                               PROXY VOTING POLICY
                              (Approved 06/24/2003)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.

     The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                         PANAGORA ASSET MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                               PROXY VOTING POLICY

                         PANAGORA ASSET MANAGEMENT, INC.

INTRODUCTION

PanAgora Asset Management ("PanAgora") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio's holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies,
PanAgora:

     1. describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2.   provides the client with this written proxy policy, upon request;

     3. discloses to its clients how they may obtain information on how PanAgora Asset Management voted the client's proxies;

     4. generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

     5.   documents the reason(s) for voting for all non-routine items; and

     6.   keeps records of such proxy votes.

PROCESS

PanAgora's Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Manager of Corporate Actions for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. PanAgora votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     o Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities.*

     o    Approval of auditors*

     o    Directors' and auditors' compensation*

     o    Directors' liability and indemnification*

     o    Discharge of board members and auditors

     o    Financial statements and allocation of income

     o Dividend payouts that are greater than or equal to country and industry standards

     o    Authorization of share repurchase programs

     o    General updating of or corrective amendments to charter

     o    Change in Corporation Name

* A supporting vote will be rendered unless there is information which does not appear to be in the best interest of the company's shareholders (e.g. apparent conflicts of interest, excessive fees/compensation or other related matters).

II. PanAgora votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     o Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     o Stock purchase plans with an exercise price of not less that 85% of fair market value

     o    Stock option plans which are incentive based and not excessive

     o    Other stock-based plans which are appropriately structured

     o    Reductions in super-majority vote requirements

     o Adoption of anti-"greenmail" provisions (unless bundled with other charter or bylaw amendments, in which case evaluate on a case-by-case basis)

III. PanAgora votes against management on the following items, which have potentially substantial financial or best interest impact:

     o Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     o    Elimination of Shareholders' Right to Call Special Meetings

     o    Establishment of classified boards of directors

     o Reincorporation in a state which has more stringent anti-takeover and related provisions

     o Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     o    Excessive compensation

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     o    Adjournment of Meeting to Solicit Additional Votes

     o "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     o    Elimination of cumulative voting

IV. PanAgora evaluates Mergers and Acquisitions related issues on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, PanAgora uses its discretion in order to maximize shareholder value. PanAgora generally votes as follows:

o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

o For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

o Against offers when there are prospects for an enhanced bid or other bidders

o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. PanAgora believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

o    Requirements that auditors attend the annual meeting of shareholders

o    Establishment of an annual election of the board of directors

o Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

o    Mandates that amendments to bylaws or charters have shareholder approval

o    Mandates that shareholder-rights plans be put to a vote or repealed

o    Establishment of confidential voting

o Expansions to reporting of financial or compensation-related information, within reason

o    Repeals of various anti-takeover related provisions

o    Reduction or elimination of super-majority vote requirements

o    Repeals or prohibitions of "greenmail" provisions

o    "Opting-out" of business combination provisions

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, PanAgora votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

o Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. PanAgora votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

o    Limits to tenure of directors

o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

o    Restoration of cumulative voting in the election of directors

o Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

o    Proposals which require inappropriate endorsements or corporate actions

o Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

o Proposal asking companies to adopt full tenure holding periods for their executives.

SHAREHOLDER ACTIVISM

We at PanAgora agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, PanAgora is able to promote the best interests of its fellow shareholders and its clients. The Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by PanAgora's potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows PanAgora's pre-determined policy would eliminate PanAgora's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment

Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora's clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not PanAgora's, best interests.

RECORDKEEPING

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora's office:

     1) PanAgora's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

     3) a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Officer.

                        WESTERN ASSET MANAGEMENT COMPANY
                                       AND
                    WESTERN ASSET MANAGEMENT COMPANY LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
PROCEDURE:                                   PROXY VOTING
--------------------------------------------------------------------------------
DEPARTMENTS IMPACTED:     Investment Management, Compliance, Investment Support,
                          Client Services
--------------------------------------------------------------------------------
REFERENCES:               WA Compliance Manual -Section R - Proxy Voting WAML
                          Compliance Manual - Section 4.11 - Proxy Voting
                          Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                          ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
--------------------------------------------------------------------------------
EFFECTIVE:                August 1, 2003
--------------------------------------------------------------------------------


                                   BACKGROUND

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                     POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   PROCEDURES

Responsibility and Oversight

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

          a.   Proxies are reviewed to determine accounts impacted.

          b. Impacted accounts are checked to confirm Western Asset voting authority.

          c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

          d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and
               (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

          e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

          f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

          a.   A copy of Western Asset's policies and procedures.

          b.   Copies of proxy statements received regarding client securities.

          c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

          d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

          e.   A proxy log including:

               1.   Issuer name;

               2.   Exchange ticker symbol of the issuer's shares to be voted;

               3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

               4.   A brief identification of the matter voted on;

               5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

               6.   Whether a vote was cast on the matter;

               7.   A record of how the vote was cast; and

               8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.       Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

         1.       Matters relating to the Board of Directors

                  Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

                  a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

                  b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

                  c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

                  d. Votes are cast on a case-by-case basis in contested elections of directors.

         2.       Matters relating to Executive Compensation

                  Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

                  a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

                  b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

                  c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

                  d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

         3.       Matters relating to Capitalization

                  The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

                  a. Western Asset votes for proposals relating to the authorization of additional common stock.

                  b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

                  c. Western Asset votes for proposals authorizing share repurchase programs.

         4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

                  Western Asset votes these issues on a case-by-case basis on board-approved transactions.

         5.       Matters relating to Anti-Takeover Measures

                  Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

                  a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

                  b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

         6.       Other Business Matters

                  Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

                  a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

                  b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.      Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

          1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

          2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

          3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.     Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

          1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

          2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.      Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

          1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

          2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

          3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

          4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------

                  GLOBAL PROXY VOTING
                  PROCEDURES AND GUIDELINES



                  2004 EDITION
                  MAY 15, 2004



JPMORGAN FLEMING
ASSET MANAGEMENT

PX-PROC-1103
01766

TABLE OF CONTENTS- GLOBAL

Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures


             A.   Objective................................................... 3

             B.   Proxy Committee............................................. 3

             C.   The Proxy Voting Process...................................3-4

             D.   Material Conflicts of Interest.............................4-5

             E.   Escalation of Material Conflicts of Interest................ 5

             F.   Recordkeeping............................................... 5

                  Exhibit A................................................... 6


Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines

             A.   North America............................................ 8-20
                  TABLE OF CONTENTS.........................................9-10

                  GUIDELINES.............................................. 11-20

             B.   Europe, Middle East, Africa, Central America
                  and South America....................................... 21-31

                  TABLE OF CONTENTS.........................................  22

                  GUIDELINES...............................................23-31


             C.   Asia (ex-Japan)..........................................32-33


             D.   Japan....................................................34-35

PART I:  JP MORGAN FLEMING ASSET MANAGEMENT PROXY
         VOTING PROCEDURES

A.    Objective


      As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.3


      These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

      To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.    The Proxy Voting Process

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).



-----------------------------------
         3 The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.


D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o    removing certain JPMFAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o    a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
     o    a copy of each proxy statement received on behalf of JPMFAM clients;
     o    a record of each vote cast on behalf of JPMFAM client holdings;
     o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
     o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

                                    EXHIBIT A

     J.P. Morgan Investment Management, Inc.
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited

PART II: PROXY VOTING GUIDELINES

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

PART II.A: NORTH AMERICA PROXY VOTING GUIDELINES

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

1.       Uncontested Director Elections.......................................11

2.       Proxy Contests.......................................................11
         a.       Election of Directors.......................................11
         b.       Reimburse Proxy Solicitation Expenses.......................11

3.       Ratification of Auditors.............................................11

4.       Proxy Contest Defenses............................................12-13
         a.       Board Structure: Staggered vs. Annual Elections.............12
         b.       Shareholder Ability to Remove Directors.....................12
         c.       Cumulative Voting...........................................12
         d.       Shareholder Ability to Call Special Meeting.................13
         e.       Shareholder Ability to Act by Written Consent...............13
         f.       Shareholder Ability to Alter the Size of the Board..........13

5.       Tender Offer Defenses.............................................13-14
         a.       Poison Pills................................................13
         b.       Fair Price Provisions.......................................13
         c.       Greenmail...................................................13
         d.       Unequal Voting Rights.......................................13
         e.       Supermajority Shareholder Vote Requirement to Amend
                  Charter or Bylaws...........................................13
         f.       Supermajority Shareholder Vote Requirement to
                  Approve Mergers.............................................14

6.       Miscellaneous Board Provisions.......................................14
         a.       Separate Chairman and CEO Positions.........................14
         b.       Lead Directors and Executive Sessions.......................14
         c.       Majority of Independent Directors...........................14
         d.       Stock Ownership Requirements................................14
         e.       Term of Office..............................................14
         f.       Director and Officer Indemnification and
                  Liability Protection........................................14
         g.       Board Size..................................................14

7.       Miscellaneous Governance Provisions..................................15
         a.       Independent Nominating Committee............................15
         b.       Confidential Voting.........................................15
         c.       Equal Access................................................15
         d.       Bundled Proposals...........................................15
         e.       Charitable Contributions....................................15
         f.       Date/Location of Meeting....................................15
         g.       Include Nonmanagement Employees on Board....................15
         h.       Adjourn Meeting if Votes are Insufficient...................15
         i.       Other Business..............................................15
         j.       Disclosure of Shareholder Proponents........................15


8.       Capital Structure.................................................15-16
         a.       Common Stock Authorization..................................15
         b.       Stock Distributions: Splits and Dividends...................16
         c.       Reverse Stock Splits........................................16
         d.       Blank Check Preferred Authorization.........................16
         e.       Shareholder Proposals Regarding Blank Check
                  Preferred Stock.............................................16
         f.       Adjustments to Par Value of Common Stock....................16
         g.       Restructurings/Recapitalizations............................16
         h.       Share Repurchase Programs...................................16
         i.       Targeted Share Placements...................................16

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

9.       Executive and Director Compensation...............................17-18
         a.       Stock-based Incentive Plans.................................17
         b.       Approval of Cash or Cash-and-Stock Bonus Plans..............17
         c.       Shareholder Proposals to Limit Executive and Director Pay...17
         d.       Golden and Tin Parachutes...................................17
         e.       401(k) Employee Benefit Plans...............................17
         f.       Employee Stock Purchase Plans...............................17
         g.       Option Expensing............................................18
         h.       Options Repricing...........................................18
         i.       Stock Holding Periods.......................................18

10.      Incorporation........................................................18
         a.       Reincorporation Outside of the United States................18
         b.       Voting on State Takeover Statutes...........................18
         c.       Voting on Reincorporation Proposals.........................18

11.      Mergers and Corporate Restructurings..............................18-19
         a.       Mergers and Acquisitions....................................18
         b.       Nonfinancial Effects of a Merger or Acquisition.............18
         c.       Corporate Restructuring.....................................18
         d.       Spin-offs...................................................18
         e.       Asset Sales.................................................18
         f.       Liquidations................................................18
         g.       Appraisal Rights............................................19
         h.       Changing Corporate Name.....................................19

12.      Social and Environmental Issues...................................19-20
         a.       Energy and Environment......................................19
         b.       Northern Ireland............................................19
         c.       Military Business...........................................19
         d.       International Labor Organization Code of Conduct............19
         e.       Promote Human Rights in China, Nigeria, and Burma...........19
         f.       World Debt Crisis...........................................19
         g.       Equal Employment Opportunity and Discrimination.............19
         h.       Animal Rights...............................................19
         i.       Product Integrity and Marketing.............................19
         j.       Human Resources Issues......................................20
         k.       Link Executive Pay with Social and/or
                  Environmental Criteria......................................20

13.      Foreign Proxies......................................................20

14.      Pre-Solicitation Contact.............................................20

PART II.A: NORTH AMERICA GUIDELINES

1.   UNCONTESTED DIRECTOR ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.


     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLD votes from directors who sit on more than six boards; or

     8) WITHHOLD votes from compensation committee members where there is pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph).


     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   PROXY CONTESTS
     2A.  ELECTION OF DIRECTORS
     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2B.  REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3.   RATIFICATION OF AUDITORS

     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

4.   PROXY CONTEST DEFENSES

     4A.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4B.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     Vote AGAINST proposals that provide that directors may be removed only for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4C.  CUMULATIVE VOTING

     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4D.  SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4E.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4F.  SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES
     5A.  POISON PILLS

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5B.  FAIR PRICE PROVISIONS

     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5C.  GREENMAIL

     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5D.  UNEQUAL VOTING RIGHTS

     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5E. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS

     6A.  SEPArATE CHAIRMAN AND CEO POSITIONS
     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

          o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

               (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

               (2) Serves as liaison between the chairman and the independent directors,

               (3)  Approves information sent to the board,

               (4)  Approves meeting agendas for the board,

               (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

               (6) Has the authority to call meetings of the independent directors, and

               (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    2/3 of independent board;

     o    All-independent key committees;

     o    Committee chairpersons nominated by the independent directors;

     o CEO performance is reviewed annually by a committee of outside directors; and

     o    Established governance guidelines.


     6B.  LEAD DIRECTORS AND EXECUTIVE SESSIONS

     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6C.  MAJORITY OF INDEPENDENT DIRECTORS

     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6D.  STOCK OWNERSHIP REQUIREMENTS

     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6E.  TERM OF OFFICE

     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6F.  DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6G.  BOARD SIZE

     Vote FOR proposals to limit the size of the board to 15 members.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS

     7A.  INDEPENDENT NOMINATING COMMITTEE
     Vote FOR the creation of an independent nominating committee.

     7B.  CONFIDENTIAL VOTING
     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7C.  EQUAL ACCESS

     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7D.  BUNDLED PROPOSALS

     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7E.  CHARITABLE CONTRIBUTIONS

     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7F.  DATE/LOCATION OF MEETING

     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7G.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD

     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7H.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT

     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7I.  OTHER BUSINESS

     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J.  DISCLOSURE OF SHAREHOLDER PROPONENTS

     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8A.  COMMON STOCK AUTHORIZATION

     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8C.  REVERSE STOCK SPLITS

     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8D.  BLANK CHECK PREFERRED AUTHORIZATION

     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8E.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8F.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8G.  RESTRUCTURINGS/RECAPITALIZATIONS

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there areclear signs of self-dealing or other abuses.

     8H.  SHARE REPURCHASE PROGRAMS

     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8I.  TARGETED SHARE PLACEMENTS

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION
     9A.  STOCK-BASED INCENTIVE PLANS

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.


     For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.


     9B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9C.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9D.  GOLDEN AND TIN PARACHUTES

     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9E.  401(K) EMPLOYEE BENEFIT PLANS

     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9F.  EMPLOYEE STOCK PURCHASE PLANS

     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent. 9G. OPTION EXPENSING Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-price options.

     9G.  OPTION EXPENSING

     Within the context of common industry practice, generally vote FOR shareholder proposals to expense fixed-priced options.

     9H.  OPTION REPRICING

     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9I.  STOCK HOLDING PERIODS

     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10. INCORPORATION

     10A. REINCORPORATION OUTSIDE OF THE UNITED STATES

     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10B. VOTING ON STATE TAKEOVER STATUTES

     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10C. VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. MERGERS AND CORPORATE RESTRUCTURINGS
     11A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11C. CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11D. SPIN-OFFS

     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11E. ASSET SALES

     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11F. LIQUIDATIONS

     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11G. APPRAISAL RIGHTS

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11H. CHANGING CORPORATE NAME
     Vote FOR changing the corporate name.

12. SOCIAL AND ENVIRONMENTAL ISSUES
     12A. ENERGY AND ENVIRONMENT

     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     12B. NORTHERN IRELAND

     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12C. MILITARY BUSINESS

     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT

     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA

     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12F. WORLD DEBT CRISIS

     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12H. ANIMAL RIGHTS

     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12I. PRODUCT INTEGRITY AND MARKETING

     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12J. HUMAN RESOURCES ISSUES

     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA

     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13. FOREIGN PROXIES

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?

     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
            SOUTH AMERICA PROXY VOTING GUIDELINES

PART III.B:        EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
                   ------------------------------------------------
                   SOUTH AMERICA GUIDELINES TABLE OF CONTENTS
                   ------------------------------------------


1.       Reports & Accounts...................................................23


2.       Dividends............................................................23


3.       Auditors.............................................................23
         a.       Auditor Independence........................................23
         b.       Auditor Remuneration........................................23

4.       Boards............................................................23-24
         a.       Chairman & CEO..............................................23
         b.       Board Structure.............................................24
         c.       Board Size..................................................24
         d.       Board Independence..........................................24
         e.       Board Committees............................................24

5.       Directors ...........................................................25
         a.       Directors' Contracts........................................25
         b.       Executive Director's Remuneration...........................25
         c.       Directors' Liability........................................25
         d.       Directors over 70...........................................25

6.       Non-Executive Directors .............................................26
         a.       Role of Non-Executive Directors.............................26
         b.       Director Independence.......................................26
         c.       Non-Executive Director's Remuneration.......................26
         d.       Multiple Directorships......................................26

7.       Issue of Capital..................................................26-27
         a.       Issue of Equity.............................................26
         b.       Issue of Debt...............................................27
         c.       Share Repurchase Programmes.................................27

8.       Mergers/Acquisitions.................................................27

9.       Voting Rights........................................................27

10.      Share Options/Long-Term Incentive Plans (L-TIPs)..................27-28
         a.       Share Options...............................................27
         b.       Long-Term Incentive Plans (L-TIPs)..........................28

11.      Others............................................................28-29
         a.       Poison Pills................................................28
         b.       Composite Resolutions.......................................28
         c.       Social/Environmental Issues.................................28
         d.       Charitable Issues...........................................29
         e.       Political Issues............................................29

12.      Shareholder Activism and Company Engagement.......................29-30
         a.       Activism Statement..........................................29
         b.       Activism Policy..........................................29-30

13.      Socially Responsible Investment ("SRI")..............................31
         a.       SRI Statement...............................................31
         b.       SRI Policy..................................................31

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND
            SOUTH AMERICA GUIDELINES

1.   REPORTS & ACCOUNTS

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS
     3A.  AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3B.  AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     See Audit Committee.




4.   BOARDS
     4A.  CHAIRMAN & CEO

     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4B.  BOARD STRUCTURE

     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4C.  BOARD SIZE

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4D.  BOARD INDEPENDENCE

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4E.  BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (I)  NOMINATION COMMITTEE -

               There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (II) REMUNERATION COMMITTEE -

               Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

         (III) AUDIT COMMITTEE

               An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS
     5A.  DIRECTORS' CONTRACTS

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5B.  EXECUTIVE DIRECTORS' REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5C.  DIRECTORS' LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5D.  DIRECTORS OVER 70

     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   NON-EXECUTIVE DIRECTORS
     6A.  ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6B.  DIRECTOR INDEPENDENCE

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6C.  NON-EXECUTIVE DIRECTOR'S REMUNERATION

     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6D.  MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   ISSUE OF CAPITAL
     7A.  ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7B.  ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C.  SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS

     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)
     10A. SHARE OPTIONS

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  OTHERS
     11A. POISON PILLS

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11B. COMPOSITE RESOLUTIONS

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11C. SOCIAL/ENVIRONMENTAL ISSUES

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     See Socially Responsible Investment (SRI).

     11D. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11E. POLITICAL ISSUES

     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT
     12A. ACTIVISM STATEMENT

     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o    ensure managers have an explicit strategy on activism
     o    monitor the performance of investee companies
     o    intervene where necessary
     o    evaluate the impact of engagement activity
     o    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12B. ACTIVISM POLICY
          (I)  EXPLICIT STRATEGY -

               A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

               Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

         (II)  MONITOR PERFORMANCE -

               At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

         (III) INTERVENE WHERE NECESSARY -

               As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

               Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

               JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

         (IV)  EVALUATE IMPACT

               Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

               As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

               We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.

         (V)   REPORTING

               Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SOCIALLY RESPONSIBLE INVESTMENT ("SRI")
     13A. SRI STATEMENT

     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13B. SRI POLICY

     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.

PART V: JAPAN PROXY VOTING GUIDELINES

PART V: JAPAN PROXY VOTING GUIDELINES

1.   NUMBER OF DIRECTORS

     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   RELEASE OF DIRECTORS FROM LEGAL LIABILITY

     Vote against actions releasing a director from legal liability.

3.   DIRECTOR'S TENURE

     Director's tenure should be equal to/less than 1 year.

4.   DIRECTOR'S REMUNERATION

     Remuneration of directors should generally be determined by an independent committee.

5.   AUDIT FEES

     Audit fees must be at an appropriate level.

6.   CAPITAL INCREASE

     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   BORROWING OF FUNDS

     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   SHARE REPURCHASE PROGRAMS

     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   PAYOUT RATIO

     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  MERGERS/ACQUISITIONS

     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  STOCK OPTIONS

     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  POLITICAL CONTRIBUTIONS

     Do not approve any use of corporate funds for political activities.

13.  ENVIRONMENTAL/SOCIAL ISSUES

     Do not take into account environmental/social issues that do not affect the economic value of the company.

                        TURNER INVESTMENT PARTNERS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         John H. Grady, Chief Operating Officer, or
         Andrew Mark, Director of Operations
           and Technology Administration
         C/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.



Adopted:  This 1st day of July, 2003

                         MERCATOR ASSET MANAGEMENT, L.P.
                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
              MERCATOR ASSET MANAGEMENT, L.P. (HEREIN KNOWN AS MAM)
                                  PROXY VOTING
--------------------------------------------------------------------------------

         "MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

         MAM PROXY VOTING POLICIES:

          o Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is an fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

          o MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

          o MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual1 as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

         PROXY VOTING PROCEDURES:

          o Designated Proxy Officer of MAM is responsible for client proxy votes.

          o MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client's best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client's best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

          o Full documentation is kept on each vote cast in every client account.

          o Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM's investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

          o Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM's investment committee for a decision.

          o Procedures are in place to assure voting is done in a timely manner.

         PROXY VOTING REPORTING:

         Reporting of proxy voting is available to all of our clients upon request.

         1 See Attachment: ISS Global Proxy Voting Manual

                     ISS GLOBAL CORPORATE GOVERNANCE POLICY

                                  2004 UPDATES

UK CORPORATE GOVERNANCE ISSUE:


CORPORATE GOVERNANCE ISSUE:

COMPLIANCE WITH NEW COMBINED CODE OF BEST PRACTICE (UK) AS EXPRESSED THROUGH THE NATIONAL ASSOCIATION OF PENSION FUNDS' (UK) CORPORATE GOVERNANCE PRINCIPLES.

COUNTRY: United Kingdom

CURRENT POLICY POSITION: Policy Based on Combined Code of Best Practice (UK)

NEW POLICY POSITION: Policy based on the New Combined Code of Best Practice (UK)

RATIONALE FOR UPDATE: ISS has entered into a joint venture called RREV (Research Recommendations Electronic Voting) with the National Association of Pension Funds (NAPF) that will combine the best of ISS and NAPF research into one entity. The policy applied to UK companies will be the NAPF's new policies, which are in compliance with the UK's new Combined Code.

NEW CORE MARKET (TURKEY)

CORPORATE GOVERNANCE ISSUE:
ADDITIONAL MARKET GUIDELINES

COUNTRY: Turkey

CURRENT POLICY POSITION: NA

NEW POLICY POSITION: By February 2004, ISS will provide full analyses for core companies in Turkey. ISS has developed new market guidelines for Turkey, making Turkey a core market.

RATIONALE FOR UPDATE: Due to improving disclosure and expanding global coverage, ISS is pleased to announce the addition of Turkey as a core market.

BOARD

CORPORATE GOVERNANCE ISSUE:
ROUTINE DIRECTOR ELECTIONS

COUNTRY: All

CURRENT POLICY POSITION: Vote FOR unless there are (1) clear concerns about the past performance of the company or the board; (2) the board fails to meet minimum corporate governance standards; or (3) there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

NEW POLICY POSITION: ISS is clarifying its policy on director elections and implementing a more targeted policy to recommend against the routine election of directors taking into consideration the absence of adequate or timely disclosure, questionable finances or restatements, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, and/or any other egregious corporate governance practices.

RATIONALE FOR UPDATE: ISS believes that with the current business environment and the global trend towards higher corporate governance standards, including better disclosure, companies and in particular their boards should be held more accountable to shareholders. Consequently, ISS will vote AGAINST the routine election of directors at companies that have exhibited those practices highlighted above.

CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (INSIDERS/EXECUTIVES SERVING ON AUDIT AND/OR REMUNERATION COMMITTEES)

COUNTRY: France, Ireland, and Tax Havens (Bermuda, Cayman Islands, Channel Islands, and Virgin Islands)

CURRENT POLICY POSITION: Vote FOR unless there are (1) clear concerns about the past performance of the company or the board; (2) the board fails to meet minimum corporate governance standards; or (3) there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

NEW POLICY POSITION: Vote AGAINST any nominees who are insiders serving on the board's audit and/or compensation committees.

RATIONALE FOR UPDATE: A growing number of markets have identified the importance that independence plays on boards charged with the responsibility of overseeing and evaluating management on behalf of shareholders. In no other area is this more an issue than when it comes to the composition of key board committees, particularly the audit and compensation committees, which has attracted greater scrutiny in recent years. Insiders on such key board committees threaten to undermine their purpose. Consequently, many markets have made committee independence a standard. Likewise, most listed companies in these markets comply with these provisions by having only independent directors serve on the key audit and compensation committees. This is in line with internationally accepted standards on corporate governance to maximize oversight of the conducting of business by those who are independent of the company and to minimize conflicts of interest that are inherent in any oversight and evaluation committee that includes insiders.

CORPORATE GOVERNANCE ISSUE:

DIRECTOR PROFILING OF EMPLOYEE REPRESENTATIVES

COUNTRY: France, Germany, Austria

CURRENT POLICY POSITION: None

NEW POLICY POSITION: ISS will be classifying employee representatives which are common in markets with supervisory boards as neither affiliated nor independent but as a separate third category.

RATIONALE FOR UPDATE: ISS believes that a third category is appropriate given the fact that employee representatives are not necessarily affiliated with those of management (in some cases may oppose the view of management for example in cases of reorganizations and lay-offs) but yet cannot be considered independent as they represent employees who are stakeholders in the company.

AUDIT

CORPORATE GOVERNANCE ISSUE:
NON-AUDIT FEES

COUNTRY: All

CURRENT POLICY POSITION: None

NEW POLICY POSITION: ISS will put in stronger language to advocate better disclosure and separation of audit and non-audit fees and consider voting against auditor remuneration and/or ratification in the following year (2005) if non-audit fees exceed audit and audit-related fees or if the separate fees remain undisclosed.

RATIONALE FOR UPDATE: ISS believes that company auditors should focus on the audit function, the quality and integrity of which may be compromised if the same auditors are providing more lucrative non-audit services. Non-audit fees that exceed audit fees call into question whether there is a conflict of interest over the audit function. Consequently, ISS believes that itemized audit and non-audit fees should be disclosed by every company. Furthermore, auditors and audit committee members should be held accountable whenever non-audit fees exceed audit fees or if the fees are not even disclosed.

COMPENSATION

CORPORATE GOVERNANCE ISSUE:
PERFORMANCE CRITERIA ON OPTIONS/SHARE AWARDS

COUNTRY: Australia

CURRENT POLICY POSITION: Allow stock option/share award grants or plans without performance criteria as long as other guidelines met.

NEW POLICY POSITION: ISS is codifying its recommendation against stock option plans and proposed grants at Australian companies in the absence of any performance criteria (and as long as they meet other ISS guidelines on option plans and grants).

RATIONALE FOR UPDATE: This is in line with market practice and best practice recommendations as most Australian companies now include performance criteria under option grants.

CORPORATE GOVERNANCE ISSUE:
EMPLOYEE SHARE PURCHASE PLANS

COUNTRY: All

CURRENT POLICY POSITION: Allow up to 5% dilution on separate employee share purchase plans (with no clear language on discounts).

NEW POLICY POSITION: ISS approves of broad-based employee share purchase plans with dilution up to 10% of outstanding share capital, as long as discounts do not exceed 15%. These limits will apply only to share purchase plans and no other stock option or restricted share plans. If market practice dictates a larger discount, the allowable dilution will be adjusted downward proportionately. For example, if a company is allowed to offer discounts of 30%, the allowable dilution will be 5%. Allowable dilution on discounts between 15% and 30% will be determined on a pro rata basis.

RATIONALE FOR UPDATE: An increasing number of companies across many markets are implementing such plans to increase broad-based share ownership among employees, which ISS believes helps to align the interests of employees with those of shareholders. At the same time, however, reasonable limits on discounts should also be included.

EQUITY

CORPORATE GOVERNANCE ISSUE:
SHARE ISSUANCE AUTHORITY

COUNTRY: Hong Kong

CURRENT POLICY POSITION: Allow share issuance authority requests up to 100 percent of current issued share capital with preemptive rights and up to 20 percent without preemptive rights.

NEW POLICY POSITION: ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts w/o prior shareholder approval.

RATIONALE FOR UPDATE: This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which are permissible under current law. The Hong Kong Stock Exchange had already put forward in a consultation document (January 2002) a proposal prescribing limits on discounts and refreshing authorities, which is still awaiting approval.

GLOBAL PROXY VOTING MANUAL

POLICIES

Financial Results/Director and Auditor Reports

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR approval of financial statements and director and auditor reports, unless:
         -----------------------------------------------------------------------
         o there are concerns about the accounts presented or audit procedures used; or
         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
         -----------------------------------------------------------------------

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles. When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR the appointment or reelection of statutory auditors, unless:
         -----------------------------------------------------------------------
         o there are serious concerns about the statutory reports presented or the audit procedures used;
         o questions exist concerning any of the statutory auditors being appointed; or
         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
         -----------------------------------------------------------------------

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

Allocation of Income

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR approval of the allocation of income, unless:
         -----------------------------------------------------------------------
         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
         o        the payout is excessive given the company's financial
                  position.
         -----------------------------------------------------------------------

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment. Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature. Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR most stock (scrip) dividend proposals.
         -----------------------------------------------------------------------
         Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
         -----------------------------------------------------------------------

DISCUSSION

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

           ---------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
           ---------------------------------------------------------------------
           Vote amendments to the articles of association on a CASE-BY-CASE basis.
           ---------------------------------------------------------------------

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
         -----------------------------------------------------------------------

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
         -----------------------------------------------------------------------

DISCUSSION

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses. In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote AGAINST other business when it appears as a voting item.
         -----------------------------------------------------------------------

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR management nominees in the election of directors, unless:
         -----------------------------------------------------------------------
                  o there are clear concerns about the past performance of the company or the board; or
                  o the board fails to meet minimum corporate governance
                    standards.
         -----------------------------------------------------------------------
         Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
         -----------------------------------------------------------------------
         Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
         -----------------------------------------------------------------------
         Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
         -----------------------------------------------------------------------

DISCUSSION

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
         -----------------------------------------------------------------------
         Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------
         Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------
         Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
         -----------------------------------------------------------------------

DISCUSSION

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a `dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines. As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR discharge of the board and management, unless:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         o there are serious questions about actions of the board or management for the year in question; or
         -----------------------------------------------------------------------
         o        legal action is being taken against the board by other
                  shareholders.
         -----------------------------------------------------------------------

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item. This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor
Indemnification and Liability Provisions

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------
         Vote AGAINST proposals to indemnify auditors.
         -----------------------------------------------------------------------

DISCUSSION

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR proposals to fix board size.
         -----------------------------------------------------------------------
         Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
         -----------------------------------------------------------------------
         Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
         -----------------------------------------------------------------------

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

           ---------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
           ---------------------------------------------------------------------
           GENERAL ISSUANCES:
           ---------------------------------------------------------------------
           Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
           Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
           ---------------------------------------------------------------------
           SPECIFIC ISSUANCES:
           ---------------------------------------------------------------------
           Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
           ---------------------------------------------------------------------

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
         Vote FOR specific proposals to increase authorized capital to any amount, unless:
         -----------------------------------------------------------------------
         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
         -----------------------------------------------------------------------
         Vote AGAINST proposals to adopt unlimited capital authorizations.
         -----------------------------------------------------------------------

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit. For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
         -----------------------------------------------------------------------
         Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
         -----------------------------------------------------------------------
         Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
         -----------------------------------------------------------------------

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

         Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
         -----------------------------------------------------------------------
         Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
         -----------------------------------------------------------------------
         Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
         -----------------------------------------------------------------------
         Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
         Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
         -----------------------------------------------------------------------
         Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
         -----------------------------------------------------------------------

DISCUSSION

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

 Pledging of Assets for Debt

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR share repurchase plans, unless:
         -----------------------------------------------------------------------
         o        clear evidence of past abuse of the authority is available; or
         o        the plan contains no safeguards against selective buybacks.
         -----------------------------------------------------------------------

DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
         -----------------------------------------------------------------------

DISCUSSION

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
         -----------------------------------------------------------------------

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote reorganizations and restructurings on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR mergers and acquisitions, unless:
         -----------------------------------------------------------------------
         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         o the company's structure following the acquisition or merger does not reflect good corporate governance.
         -----------------------------------------------------------------------
         Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
         -----------------------------------------------------------------------
         ABSTAIN if there is insufficient information available to make an informed voting decision.
         -----------------------------------------------------------------------

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important. In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports. If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent `creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

 Reincorporation Proposals

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote reincorporation proposals on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
         -----------------------------------------------------------------------

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote related-party transactions on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote compensation plans on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------

DISCUSSION

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices.

However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include `flow-rate' restrictions that further limit the plan's dilution, such as a cap of `three percent in three years,' `2.5 percent in five years,' or `one percent in one year.'

EXERCISE PRICE

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs. In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant.

Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance. Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an `either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an `either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one `matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with `either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP

3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

 Antitakeover Mechanisms

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
         -----------------------------------------------------------------------

DISCUSSION

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

     o    redeem or trigger the pill;
     o amend the pill if shareholder approval is obtained prior to the separation date;
     o    amend the exercise price of the rights;
     o    alter the separation date;
     o decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
     o waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

         -----------------------------------------------------------------------
                       ISS GENERAL RECOMMENDATION & POLICY
         -----------------------------------------------------------------------
         Vote all shareholder proposals on a CASE-BY-CASE basis.
         -----------------------------------------------------------------------
         Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
         -----------------------------------------------------------------------
         Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
         -----------------------------------------------------------------------

DISCUSSION

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                              LORD ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                                               November 21, 2003
                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

         For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.
         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
         5)   Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2)   Management's rationale for why the repricing is necessary.
         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

         Votes on mergers and acquisitions must be considered on a case by case basis.

The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

         1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

         2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

         3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

              o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
              o No dead-hand or no-hand pills.
              o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
              o Qualifying Offer Clause which gives shareholders the ability to redeem a
                poison pill when faced with a bona fide takeover offer.

Social Issues

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                        MCKINLEY CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        MCKINLEY CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.


These written policies and procedures are designed to reasonably ensure that the adviser votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. Clients may obtain a copy of this policy and a record of votes cast on behalf of their account by contacting the Compliance Officer at (907) 563-4488.


McKinley Capital Management utilizes the services of an outside proxy firm, ISS, to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.


The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. McKinley Capital Management defines the best interest of the client to mean best economic interest of the shareholders of the company. Some of the factors used to determine why we consider out vote to have been made in the best interest of the clients include (but are not limited to):

     (i) If adopted, the proposal would have a positive economic effect on shareholder value;

     (ii) If adopted, the proposal would pose no threat to existing rights of shareholders;

     (iii) The dilution, if any, of existing shares that would result from adoption of the proposal is warranted by the benefits of the proposal; and

     (iv) If adopted, the proposal would not limit or impair the accountability of management and the board of directors to shareholders.


Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

PROXY VOTING PROCESS:

When a new account is opened where McKinley Capital Management is responsible for voting proxies, a letter is sent to the custodian informing them that Institutional Shareholder Services (ISS) will act as our proxy voting agent for that account. McKinley Capital Management notifies ISS and sends a daily holdings file on each account which is uploaded into ISS's proprietary software.

ISS is responsible for: notifying McKinley Capital Management in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast. The compliance officer at McKinley Capital Management is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and for determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which accounts McKinley Capital Management has proxy voting responsibilities for; maintaining documents created that were material to the voting decision - including those records required to document the basis for voting decisions; maintaining records of all communications received from clients requesting information on how their proxies were voted and McKinley Capital Management's responses; notifying clients how they can obtain voting records and polices and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.


RESOLVING POTENTIAL CONFLICTS OF INTEREST:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     o Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

     o Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

     o Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. In the event the client is a registered mutual fund, the compliance officer will vote the shares in accordance with ISS recommended voting. For non mutual fund clients, the compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser's potential conflict so that the client can make an informed decision whether or not to consent.

                                   APPENDIX D

       PROCEDURES BY WHICH SHAREHOLDERS CAN SUBMIT NOMINEE RECOMMENDATIONS

                            (As of February 19, 2004)

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Clerk, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Clerk during the quarter, the Clerk will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

     2. All Shareholder Recommendations properly submitted to the Trust will be held by the Clerk until such time as the Committee instructs the Clerk to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (each as defined below).

     3. At a meeting where the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting"), the Committee will consider each Shareholder Recommendation then held by the Clerk. Following a Trustee Consideration Meeting, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class, if appropriate) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and
          (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the number of shares of each series (and class, if applicable) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                            PART C. OTHER INFORMATION
                                    -----------------

Item 22. Exhibits

     (a)(1). Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (a)(2). Amendment No. 1 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (a)(3). Amendment No. 2 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (a)(4). Amendment No. 3 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (a)(5). Amendment No. 4 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (a)(6). Amendment No. 5 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

     (a)(7). Amendment No. 6 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

     (a)(8). Amendment No. 7 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement.

     (a)(9). Amendment No. 8 to Agreement and Declaration of Trust -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (b). Bylaws -- incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.

     (c). Portions of the Registrant's Agreement and Declaration of Trust and By-laws pertaining to shareholders' rights -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(1). Form of Management Contract between The Preferred Group of Mutual Funds (the "Trust") and Caterpillar Investment Management Ltd. (the "Manager" or "CIML") with respect to the Preferred Large Cap Growth Fund -- incorporated by reference to Post-Effective Amendment
             No. 11 to the Registrant's Registration Statement.

     (d)(2). Form of Management Contract between the Trust and the Manager with respect to the Preferred Value Fund -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(3). Form of Management Contract between the Trust and the Manager with respect to the Preferred International Value Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(4). Form of Management Contract between the Trust and the Manager with respect to the Preferred Small Cap Growth Fund --incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement.

     (d)(5). Form of Management Contract between the Trust and the Manager with respect to the Preferred Asset Allocation Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(6). Form of Management Contract between the Trust and the Manager with respect to the Preferred Fixed Income Fund -- incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.

     (d)(7). Form of Management Contract between the Trust and the Manager with respect to the Preferred Short-Term Government Securities Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(8). Form of Management Contract between the Trust and the Manager with respect to the Preferred Money Market Fund -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(9). Form of Management Contract between the Trust and the Manager with respect to the Preferred Mid Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement.

     (d)(10). Form of Management Contract between the Trust and the Manager with respect to the Preferred International Growth Fund -- incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement.

     (d)(11). Form of Subadviser Agreement between the Manager and Jennison Associates LLC ("Jennison") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(11)(A). Form of Amendment to Subadviser Agreement between the Manager and Jennison -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (d)(11)(B). Form of Amendment to Subadviser Agreement between the Manager and Jennison -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(12).    [Reserved].

     (d)(13). Form of Subadviser Agreement between the Manager and Mercator Asset Management, L.P. ("Mercator") -- incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.

     (d)(13)(A). Form of Amendment to Subadviser Agreement between the Manager and Mercator -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(14). Form of Subadviser Agreement between the Manager and Mellon Capital Management Corporation ("Mellon") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(14)(A). Form of Amendment to Subadviser Agreement between the Manager and Mellon -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.


     (d)(15). Form of Subadviser Agreement between the Manager and PanAgora Asset Management, Inc. ("PanAgora") - incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.


     (d)(16)(A). Form of Subadviser Agreement between the Manager and Western
                 Asset Management Company ("Western") -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (d)(16)(A)(i). Form of Amendment to Subadviser Agreement between the
                    Manager and Western --incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(16)(B). Form of Tertiary Adviser Agreement between Western and Western
                 Asset Management Company Limited ("WAML") -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (d)(16)(B)(i). Form of Amendment to Tertiary Adviser Agreement between
                    Western and WAML -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(17). Form of Subadviser Agreement between the Manager and J.P. Morgan Investment Management Inc. ("Morgan") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (d)(17)(A). Form of Amendment to Subadviser Agreement between the Manager and Morgan -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(18). Form of Subadviser Agreement between the Manager and Turner Investment Partners, Inc. ("Turner") with respect to the Preferred Small Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement.

     (d)(18)(A). Form of Amendment to Subadviser Agreement between the Manager and Turner with respect to the Preferred Small Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (d)(18)(B). Form of Amendment to Subadviser Agreement between the Manager and Turner with respect to the Preferred Small Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(19). Form of Subadviser Agreement between the Manager and Turner with respect to the Preferred Mid Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement.

     (d)(19)(A). Form of Amendment to Subadviser Agreement between the Manager and Turner with respect to the Preferred Mid Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (d)(19)(B). Form of Amendment to Subadviser Agreement between the Manager and Turner with respect to the Preferred Mid Cap Growth Fund -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(20). Form of Subadviser Agreement between the Manager and Pacific Financial Research, Inc. ("PFR")-- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (d)(20)(A). Form of Amendment to Subadviser Agreement between the Manager and PFR -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.


     (d)(21). Form of Subadviser Agreement between the Manager and Lord, Abbett & Co. LLC ("Lord Abbett") - incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

     (d)(22). Form of Subadviser Agreement between the Manager and McKinley Capital Management, Inc. ("McKinley") - filed herewith.


     (e). Form of Distributor's Contract between the Trust and Caterpillar Securities Inc. ("CSI") -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement

     (f).     None.


     (g). Form of Custodian Contract between the Trust and State Street Bank and Trust Company ("State Street") -- incorporated by reference to Post-Effective Amendment No. 11, Post-Effective Amendment No. 21 and Post-Effective Amendment No. 27 to the Registrant's Registration Statement.


     (h). Form of Transfer Agency and Service Agreement between the Trust and State Street -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (h)(1). Form of Amendment to Transfer Agency and Service Agreement between the Trust and State Street -- incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

     (i). Opinion and Consent of Ropes & Gray LLP -- incorporated by reference to Post-Effective Amendment No. 11 and Post-Effective Amendment No. 20 to the Registrant's Registration Statement.


     (j).     Consent of PricewaterhouseCoopers LLP - filed herewith.


     (k).     None.

     (l). Form of Initial Capital Agreement -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

     (m).     None.

     (n).     None.

     (o). Power of Attorney -- incorporated by reference to Post-Effective Amendment No. 15 and Post-Effective Amendment No. 23 to the Registrant's Registration Statement.


     (p)(1). Code of Ethics of the Trust - incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

     (p)(2). Code of Ethics of Jennison -- incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.


     (p)(3). Code of Ethics of the Manager and CSI -- incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement.

     (p)(4). Code of Ethics of Mercator -- incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement.


     (p)(5). Code of Ethics of Mellon -- incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

     (p)(6). Code of Ethics of PanAgora -- incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.


     (p)(7). Code of Ethics of Morgan -- incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.

     (p)(8). Code of Ethics of Turner -- incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

     (p)(9). Code of Ethics of Western -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (p)(10). Code of Ethics of WAML -- incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement.

     (p)(11). Code of Ethics of PFR -- filed herewith.


     (p)(12). Code of Ethics of Lord Abbett -- incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

     (p)(13). Code of Ethics of McKinley -- incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.


Item 23. Persons Controlled by or Under Common Control with Registrant

         The Registrant may be deemed to be controlled by Caterpillar Inc., a Delaware corporation, which owns 100% of the outstanding voting securities of CIML and Caterpillar Insurance Company Ltd., each of which may be deemed to control one or more series of the Registrant, and for the benefit of the employees of which Caterpillar Investment Trust 401(k) Plan and the Preferred Stable Principal Collective Trust, which may be deemed to control one or more series of the Registrant, were established. To the extent any of these entities may be deemed to control the Registrant, the various entities listed in Exhibit 21 to the most recent Annual Report on Form 10-K under the Securities Exchange Act of 1934 of Caterpillar Inc. (File No. 33-46194) may be deemed to be under common control with the Registrant.

Item 24. Indemnification

         Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

         Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

                                      * * *

         The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                                      * * *

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser

         (a) The Manager is the investment adviser to the Trust and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The principal occupations for the past two years for the directors and officers of the Manager is set forth under the caption "Management of the Trust" in the Statement of Additional Information constituting Part B of this Registration Statement, which information is incorporated herein by reference.

NAME AND POSITION
WITH MANAGER

David Bomberger
    President, Director

Kevin E. Colgan
  Director

Fred L. Kaufman
  Treasurer, Director

Sean X. McKessy
    Secretary

         (b) Jennison is the subadviser to the Preferred Large Cap Growth Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of Jennison is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                                                 BUSINESS AND
WITH JENNISON                                                     OTHER CONNECTIONS




Dennis Kass                                                       Chairman and Manager, Quantitative Management Associates
    Chairman and Chief Executive Officer, Director                LLC; Director and Vice President, Prudential Investment
                                                                  Management, Inc.;Signatory Second Vice President, The
                                                                  Prudential Insurance Company of America.

Ronald K. Andrews                                                 Senior Vice President, Prudential Investments LLC; Senior
    Director                                                      Vice President, American Skandia Investment Services, Inc.;
                                                                  Senior Vice President, American Skandia Advisory Services,
                                                                  Inc.; Manager, Quantitative Management Associates LLC.

Kathleen McCarragher                                              Vice President, Prudential Trust Company.
    Executive Vice President




                                       13

Spiros Segalas                                                    None
    President and Chief Investment Officer, Director


Timothy J. Knierim                                                Assistant Secretary, Prudential Investment
    Director                                                      Management Warehouse, Inc.; Corporate Secretary,
                                                                  Pramerica Financial Asia Limited; Secretary,
                                                                  Prudential Latin America Investments, Ltd.;
                                                                  Secretary and Vice President, Residential
                                                                  Information Services, Inc.; Signatory Assistant
                                                                  Secretary, The Prudential Insurance Company of
                                                                  America; Vice President and Assistant Secretary,
                                                                  Prudential Investment Management, Inc.; Manager,
                                                                  Quantitative Management Associates LLC.

Mirry M. Hwang                                                    None.
    Secretary, Vice President and Corporate Counsel

Bernard Winograd                                                  Director, Chief Executive Officer and President,
    Director                                                      Prudential Investment Management, Inc.; Director
                                                                  and Vice President, Prudential Asset Management
                                                                  Holding Company; Director and Chairman,
                                                                  Prudential Investment Management Warehouse,
                                                                  Inc.; Director and Chairman, Prudential
                                                                  Insurance Company Holdings Ltd.; Executive Vice
                                                                  President, Prudential Investment Management
                                                                  Services LLC; Director and President, Prudential
                                                                  Investment Management Investments, Inc.;
                                                                  President, Prudential Investment Management
                                                                  Foreign Investments, Inc.; Signatory Second Vice
                                                                  President, The Prudential Insurance Company of
                                                                  America; Manager, Quantitative Management
                                                                  Associates LLC.



                                       14

Blair A. Boyer                                                    None.
    Executive Vice President

Kenneth Moore                                                     Chief Financial Officer, Manager and Vice
    Treasurer, Senior Vice President and Chief Financial Officer  President, Quantitative Management Associates
                                                                  LLC; Vice President, Prudential Investment
                                                                  Management, Inc.; Signatory Second Vice
                                                                  President, The Prudential Insurance Company of
                                                                  America; Director, Prudential Trust Company.

David Chan                                                        None.
    Executive Vice President

Michael A. Del Balso                                              Vice President, Prudential Trust Company.
  Executive Vice President

Thomas F. Doyle                                                   None.
  Executive Vice President

Daniel J. Duane                                                   Vice President, Prudential Trust Company.
  Executive Vice President

Susan F. Hirsch                                                   None.
  Executive Vice President

Jonathan R. Longley                                               None.
  Executive Vice President

Mehidi A. Mahmud
  Executive Vice President                                        None.

Jeffrey P. Siegel
  Executive Vice President                                        None.



                                       15

Andrew Goldberg
  Senior Vice President                                           None.

Scott L. Hayward
  Senior Vice President                                           Vice President, Prudential Investment
                                                                  Management, Inc.; Vice President, Quantitative
                                                                  Management Associates LLC.

Leslie Rolison
  Senior Vice President                                           None.

     The principal business address for Quantitative Management Associates LLC and Prudential Investment Management, Inc. is Gateway Center Two, McCarter Highway & Market Street, Newark, New Jersey 07102.


     The principal business address of Prudential Trust Company is 30 Scranton Office Park, Scranton, Pennsylvania 18507-1796.


     The principal business address of Pramerica Financial Asia Limited is P.O. Box 71 Craigmuir Chambers, Road Town, Tortola, Virgin Islands (British).

     The principal business address of Prudential Latin American Investments, Ltd. Is Caledonian House, P.O. Box 265, Georgetown, Grand Cayman, Cayman Islands.


     The principal business address of PIM Foreign Investments, Inc. is 1105 North Market Street, Suite 1223, Wilmington, Delaware 19801.


     The principal business address of Prudential Asset Management Holding Company, The Prudential Insurance Company of America and Residential Information Services, Inc. is 751 Broad Street, Newark, New Jersey 07101.

     The principal business address of PIM Warehouse, Inc. is 8 Campus Drive, Parsippany, New Jersey 07054.

     The principal business address of Prudential Investment Management Services LLC, PIM Investments, Inc. and Prudential Investments LLC is Three Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102.

     The principal business address of PIC Holdings Limited is 141 Wardour Street, London, England, United Kingdom W1F 0UT.

     The principal business address of American Skandia Investment Services, Incorporated and American Skandia Advisory Services, Inc. is 1 Corporate Drive, P.O. Box 883, Shelton, Connecticut 06484.


     (c) Lord Abbett is a subadviser to the Preferred Value Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of MFS is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                           BUSINESS AND
WITH LORD ABBETT                            OTHER CONNECTIONS
Robert S. Dow                               CEO, President and Trustee of the Lord Abbett Funds
  Partner and Chairman
                                            Vice President of the Lord Abbett Funds
Tracie E. Ahern
  Partner

Joan A. Binstock                            CFO and Vice President of the Lord
  Partner                                   Abbett Funds

Michael Brooks                              None
  Partner

Zane E. Brown                               None
  Partner

Patrick Browne                              None
  Partner

Daniel E. Carper                            Vice President of the Lord Abbett
  Partner                                   Funds



                                       17

John J. DiChiaro                            None
  Partner

Sholom Dinsky                               None
  Partner

Lesley-Jane Dixon                           None
  Partner

Milton Ezrati                               None
  Partner

Kevin P. Ferguson                           None
  Partner

Robert P. Fetch                             None
  Partner

Daria L. Foster                             None
  Partner

Daniel H. Frascarelli                       None
  Partner

Robert I. Gerber                            Executive Vice President of the
  Partner                                   Lord Abbett Funds

Michael S. Goldstein                        None
  Partner

Michael A. Grant                            None
  Partner

Howard E. Hanson                            None
  Partner

Gerald Hefferman                            None
  Partner

Paul A. Hilstad                             Vice President and Secretary of the
  Partner                                   Lord Abbett Funds

Charles Hofer                               None
  Partner



                                       18

W. Thomas Hudson                            None
  Partner

Cinda Hughes                                None
  Partner

Ellen G. Itskovitz                          None
  Partner

Lawrence H. Kaplan                          Vice President and Assistant
  Partner                                   Secretary of the Lord Abbett Funds

Jerald Lanzotti                             None
  Partner

Richard Larsen                              None
  Partner

Robert A. Lee                               Vice President of the Lord Abbett
  Partner                                   Funds

Maren Lindstrom                             None
  Partner

Gregory M. Macosko                          None
  Partner

Thomas Malone                               None
  Partner

Charles Massare Jr.                         None
  Partner

Paul McNamara                               None
  Partner

Robert G. Morris                            Executive Vice President of the
  Partner                                            Lord Abbett Funds

Robert J. Noelke                            Officer of the Lord Abbett Funds
  Partner

A. Edward Oberhaus                          None
  Partner



                                       19

F. Thomas O'Halloran                        None
  Partner

R. Mark Pennington                          None
  Partner

Walter Prahl                                None
  Partner

Michael Radziemski                          None
  Partner

Eli M. Salzmann                             None
  Partner

Douglas B. Sieg                             None
  Partner

Richard Sieling                             None
  Partner

Michael T. Smith                            None
  Partner

Richard Smola                               None
  Partner

Diane Tornejal                              None
  Partner

Christopher J. Towle                        None
  Partner

Edward von der Linde                        None
  Partner

Marion Zapolin                              None
  Partner

     The principal business address for the Lord Abbett Funds is 90 Hudson Street, Jersey City, NJ 07302.


     (d) Mercator is the subadviser to the Preferred International Value Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mercator is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                           BUSINESS AND
WITH MERCATOR                               OTHER CONNECTIONS

John G. Thompson                            None
    President, JZT Corp., General Partner

Peter F. Spano                              None
    President, PXS Corp., General Partner

Kevin J. Shaver                             None
    President, KXS Corp.,
    General Partner

James E. Chaney                             None
    President, JXC Corp.,
    General Partner

Barbara J. Trebbi                           None
  President, BXT Corp.,
  General Partner

     (e) Mellon is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of Mellon is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION WITH MELLON                                 BUSINESS AND OTHER CONNECTIONS
Gabriela Franco Parcella                                      Mellon Bank, N.A., Officer
    Managing Director, General Counsel


Jeffrey Scott Cannizzaro,                                     Mellon Bank, N.A., Officer
     VP and Chief Compliance Officer


Stephen E. Canter                                             The Boston Company Asset Management LLC, Director;
    Member, Board of Directors                                TBCAM Holdings, Inc., Director; The Dreyfus
                                                              Corporation, Chairman, CEO & COO; The Dreyfus
                                                              Trust Company, Director, Chairman,
                                                              President & CEO; Franklin Portfolio
                                                              Associates, LLC, Director; Franklin Portfolio
                                                              Holdings, LLC, Director; Founders Asset Management,
                                                              LLC, Member, Board of Managers; Mellon Bank, N.A.,
                                                              Vice Chairman; Mellon Bond Associates, LLP,
                                                              Executive Committee Member; Mellon Equity
                                                              Associates, LLP, Executive Committee Member;
                                                              Mellon Financial Corporation, Vice Chairman; Mellon
                                                              Growth Advisors, LLC, Board Member; Newton Investment
                                                              Management Limited, Director

Barbara W. Daugherty                                          Mellon Bank, N.A., Officer
    Managing Director of Client Service & Marketing
    Support

Susan M. Ellison                                              Mellon Bank, N.A., Officer
    Managing Director of Equity Portfolio Management



                                       22

Richard J. Forster                                            Mellon Bank, N.A., Officer
  Managing Director, Marketing-San Francisco

William L. Fouse                                              Mellon Bank, N.A., Officer
    Director and Chairman    Emeritus

Ralph P. Goldsticker                                          Mellon Bank, N.A., Officer
    Managing Director, Research

Thomas B. Hazuka                                              Mellon Bank, N.A., Officer
    Executive Vice President and Chief Investment
    Officer

Charles J. Jacklin                                            None
    Member, Board of Directors, President

Earl George Kleckner                                          Mellon Bank, N.A., Officer
    Managing Director, Sales &  Client Service -
    Pittsburgh

David C. Kwan                                                 Mellon Bank, N.A., Officer
    Managing Director, Fixed Income Management &
    Trading

Thomas F. Loeb                                                Mellon Bank, N.A., Officer
    Member, Board of Directors, Chairman & Chief
    Executive Officer

John J. Nagorniak                                             Certus Asset Advisors Corporation, Director; Franklin
    Member, Board of Directors                                Portfolio Holdings, LLC, Director; Mellon Bond
                                                              Associates, LLP, Executive Committee Member;
                                                              Mellon Equity Associates, LLP, Executive
                                                              Committee Member; Mellon Growth Advisors, LLC,
                                                              Director; Standish-Mellon Asset Management
                                                              Company, LLC, Director; TBCAM Holdings, LLC,
                                                              Director


                                       23

Brenda J. Oakley                                              Mellon Bank, N.A., Officer
    Executive Vice President, Chief
    Administrative Officer

Ronald P. O'Hanley, III                                       The Boston Company Asset Management, LLC, Director;
  Member, Board of Directors                                  TBCAM Holdings, Inc., Director; Buck Consultants,
                                                              Inc., Director; Certus Asset Advisors Corporation,
                                                              Director; Franklin Portfolio Holdings, LLC,
                                                              Director; Franklin Portfolio Associates, LLC,
                                                              Director; Mellon Bond Associates, LLP, Trustee,
                                                              Chairman; Mellon Equity Associates, LLP, Trustee,
                                                              Chairman; Mellon Global Investing Corporation,
                                                              Director, Chairman, Chief Executive Officer;
                                                              Mellon Institutional Asset Management,
                                                              President; Mellon Bank, N.A., Vice Chairman; Mellon
                                                              Financial Corporation, Vice Chairman; Mellon
                                                              Global Investments Japan Ltd., Non-Resident
                                                              Director; Mellon Growth Advisors, LLC, Board Member;
                                                              Newton Investment Management Limited, Executive
                                                              Committee Member, Director; Pareto Partners, Partner
                                                              Representative; Standish-Mellon Asset Management
                                                              Company, LLC, Board Member; Standish-Mellon
                                                              Asset Management Holdings, LLC, Board Member

Vikas Oswal                                                   Mellon Bank, N.A., Officer
    Chief Investment Strategist, Managing Director,
    Asset Allocation


                                       24

Barbara J. Parrish                                            Certus Asset Advisors, Corporation, Secretary; Laurel
    Secretary                                                 Capital Advisors, Secretary; Mellon Equity
                                                              Associates, LLP, Secretary; Mellon Bond Associates,
                                                              LLP, Secretary

Helen Potter                                                  Mellon Bank, N.A., Officer; The Dreyfus Corporation,
    Managing Director, Asset Allocation                       Officer

Scott Philip Ruddick                                          Mellon Bank, N.A., Officer
    Managing Director, Sales & Client Service -
    Boston

Patrick J. Sheppard                                           Mellon Equity Associates, LLP, Treasurer; Mellon Bond
    Treasurer                                                 Associates, LLP, Treasurer; Mellon Growth Advisors,
                                                              LLC, Director; Mellon HBV Alternative Strategies LLC,
                                                              Director; Mellon Overseas Investment Corp (MOIC),
                                                              Director; Newton Investment Management Limited,
                                                              Director

Mary C. Shouse                                                Mellon Bank, N.A., Officer
    Executive Vice President


James R. Tufts                                                Mellon Bank, N.A., Officer
    Executive Vice President and Chief Operating
    Officer




     The principal business address of Certus Asset Advisors Corporation is One Bush Street, #450, San Francisco, California 94104.

     The principal business address of The Dreyfus Corporation is 200 Park Avenue, New York, New York 10166.

     The principal business address of Laurel Capital Advisors is One Mellon Bank Center, #3935, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Bank, N.A. is One Mellon Bank Center, Suite 4700, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Bond Associates, LLP is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Capital Management Corporation is 595 Market Street, #3000, San Francisco, California 94105.

     The principal business address of Mellon Equity Associates, LLP is One Mellon Bank Center, Suite 3715, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Financial Corporation is One Mellon Bank Center, Suite 747, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Global Investing Corporation is One Mellon Bank Center, Suite 1935, Pittsburgh, Pennsylvania 15258.

     The principal business address of Mellon Institutional Asset Management, Mellon Growth Advisors, LLC, Franklin Portfolio Associates, LLC, Franklin Portfolio Holdings, LLC, The Boston Company Asset Management, LLC and TBCAM Holdings, Inc., is One Boston Place, Boston, Massachusetts 02108.

     The principal business address of Mellon Global Investments Japan Ltd. is located at Fuji building, 3rd Floor, 3-2-3- Marunouchi, Chiyoda-ku, Tokyo 100-0005, Japan.

     The principal business address of Mellon Overseas Investment Corporation is Two Greenville Crossing, 4001 Kennett Pike, Suite 218, Greenville, DE 19807

     The principal business address of Newton Investment Management Limited is located at 71 Queen Victoria Street, London, UK EC4V4DR.

     The principal business address of Founders Asset Management LLC is O2930 East 3rd Avenue, Denver, Colorado 80206.

     The principal business address of The Dreyfus Trust Company is 144 Glenn Curtiss Blvd., Uniondale, New York 11556.

     The principal business address of Standish-Mellon Asset Management Company, LLC and Standish-Mellon Asset Management Holdings, LLC is One Financial Center, Boston, Massachusetts 02211.

     The principal business address of Pareto Partners (NY) is 505 Park Avenue, New York, New York 10166.

     The principal business address of Pareto Partners (UK) is 271 Regent Street, London, UK WIR 8PP.

     The principal business address of Buck Consultants, Inc. and Mellon HBV Alternative Strategies is 200 Park Avenue, New York, New York 10166.

         (f) PanAgora is a subadviser to the Preferred Asset Allocation Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         Other business, profession, vocation or employment of a substantial nature in which each director or officer of PanAgora is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                           BUSINESS AND
WITH PANAGORA                               OTHER CONNECTIONS
John F. Boneparth                           Senior Managing Director and Head of International
    Director                                Business of Putnam Investments, LLC.

Woody E. Bradford                           Managing Director of Putnam Investments, LLC.
    Director

Jeffrey L. Gould                            Managing Director of Putnam Investments, LLC.
    Director



                                       27

Amrit Kanwal                                Senior Managing Director and Chief Financial Officer
    Director                                of Putnam Investments, LLC.

Francis J. McNamara, III                    Chief Legal Counsel of Putnam Investments, LLC.
    Director

Edgar E. Peters                             None
    Chief Investment Officer

William J. Poutsiaka                        Chairman of PanAgora Asset Management, Inc.
    Director

Steve Oristaglio                            Senior Managing Director of Putnam Investments, LLC.
    Director

Eric Sorensen                               President and Chief Executive Officer of PanAgora
    Director                                Asset Management, Inc.

Michael H. Turpin                           None
    Chief Operating Officer and
    Corporate Secretary

Paul M. Sutton                              None
    Chief Financial Officer and Treasurer

Yoshikazu Takeda                            Director and General Manager for the Americas and
    Director                                Europe of NLI International, Inc.

Kiyoshi Ujihara                             Director of Nippon Life Insurance Company
  Director


     The principal business address of Putnam Investments, LLC. is One Post Office Square, Boston, MA 02109-2106.


     The principal business address of PanAgora Asset Management, Inc. is 260 Franklin Street, Boston, MA 02110.


     The principal business address of Nippon Life Insurance Company and NLI International, Inc. is 5-12, Imbashi, 3-Chome, Chuo-Ku, Osaka, Japan.

     (g) Morgan is the subadviser to the Preferred Money Market Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of Morgan is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                           BUSINESS AND
WITH MORGAN                                 OTHER CONNECTIONS
George Gatch,                               President of JP Morgan Funds.
  Director and Managing Director

Evelyn Guernsey, President,                 Chief Executive Officer of Institutional Sales and
    Director, and Managing Director         Services; President and Director of J.P. Morgan
                                            Fleming Asset Management Holdings Inc. and J.P.
                                            Morgan Fleming Asset Management (Asia) Inc.;
                                            Director of J.P. Morgan Institutional Investments
                                            Inc. and JPMAC Holdings Inc.; Managing Director,
                                            JPMorgan Chase Bank.

Lawrence M. Unrein, Director                Head of JPMorgan Fleming Asset Management ("JPMFAM")
    and Managing Director                   Private Equity group.


                                       29

Mark B.E. White, Director and               Head of International Institutional Business for
    Managing Director                       JPMFAM; President, Chief Executive Officer and
                                            Director of J.P. Morgan Fleming Asset
                                            Management(London)Limited.


Anthony M.L. Roberts                        Head of Legal for JPMorgan Chase & Co.'s global
    Associate General Counsel               asset management business
    and Managing Director

Francis X. Curley                           Chief Compliance Officer of DVCMM LCC, Securities
    Chief Compliance Officer                Capital Research & Management Inc., Banc One High
    and Vice President                      Yield Partners, LLC and Banc One Investment Advisors
                                            Corp.; Vice President of JPMorgan Chase Bank


     The principal business address of JPMorgan Chase Bank, J.P. Morgan Fleming Asset Management Holdings Inc. and J.P. Morgan Fleming Asset Management (Asia) Inc. is 270 Park Avenue, New York, New York 10017.

     The principal business address of J.P. Morgan Fleming Asset Management (London) Limited is 20 Finsbury Street, London, U.K. EC2Y9AQ.

     The principal business address of J.P. Morgan Institutional Investments Inc., JPMorgan Fleming Asset Management and JP Morgan Funds is 522 Fifth Avenue, New York, New York 10036.

     The principal business address of JPMAC Holdings Inc. is 500 Stanton Christiana Road, Newark, Delaware 19713.


     The principal business address of DVCMM is 522 Fifth Avenue, New York, NY 10036.

     The principal business address of Securities Capital Research & Management Inc. is 11 S. LaSalle Street, 2nd Floor, Chicago, IL 60603-1246.

     The principal business address of Banc One High Yield Partners, LLC is 1111 Polaris Parkway, Columbus, OH 43240.

     The principal business address of Banc One Investment Advisors Corp. is 100 East Broad Street, Columbus, OH 43215.


     (h) Turner is the subadviser to the Preferred Small Cap Growth Fund and Preferred Mid Cap Growth Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of Turner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                                             BUSINESS AND
WITH TURNER                                                   OTHER CONNECTIONS
Thomas R. Trala                                               Turner Investment Partners Pty. Ltd., Board Member
     Chief Financial and Operating Officer, Secretary         and Chief Operating Officer; Turner Investment
                                                              Management LLC, Board Member, President and Chief
                                                              Executive Officer; Turner Funds, President

Mark D. Turner                                                Turner Investment Management, LLC, Chairman
     Vice Chairman, President, Senior Portfolio
     Manager

Robert E. Turner, Jr.                                         Episcopal Academy, Trustee; Bradley University,
     Chairman, CIO, Chief Executive Officer                   Trustee; Turner Funds, Trustee

Christopher K. McHugh                                         None
      Board Member, Vice President, Senior Portfolio
      Manager


     The principal business address of Bradley University is 1501 W. Bradley Ave, Peoria, IL 61625.

     The principal business address of Episcopal Academy is 376 N. Latches Lane, Merion, PA 19066.


     The principal business address of Turner Investment Partners and its subsidiaries, Turner Investment Management LLC and Turner Investment Partners Pty., Ltd. is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.





   (i) McKinley Capital Management, Inc. ("McKinley") is the subadviser to the Preferred International Growth Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of McKinley is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                                             BUSINESS AND
WITH MCKINLEY                                                 OTHER CONNECTIONS
Robert B. Gillam                                              FAS Alaska, McKinley Partners LLC
     Chairman, Chief Executive Officer, CIO, Principal,
     Director

Diane M. Wilke                                                FAS Alaska, McKinley Partners LLC
     Executive Vice President, COO, Director

Robert A. Gillam                                              None
     Executive Vice President, Director

B. Thomas Willison                                            None
     Director

Charles Weaver                                                SBC Communications (until March 2004);
     Director                                                 South Texas Money Management (Until March 2004)

Brian L. Stafford                                             United States Secret Service (until January
     Director                                                 2003); Seisint, Inc.



                                       32

Tamara L. Leitis                                              None
     Assistant Vice President, HR Manager

Gregory O'Keefe                                               None
     Chief Financial Officer

     The principal business address for FAS Alaska and McKinley Partners LLC is 3301 C Street, Suite 500, Anchorage, Alaska 99503.

     The principal business address for Seisint, Inc. is 6601 Park of Commerce Blvd., Boca Raton, FL 33487.


     (j) Western is the subadviser to the Preferred Fixed Income Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of Western is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                                             BUSINESS AND
WITH WESTERN                                                  OTHER CONNECTIONS
James W. Hirschmann                                           None
    President, Chief Executive Officer and
      Director


S. Kenneth Leech                                              None
   Chief Investment Officer

Stephen A. Walsh                                              None
      Deputy Chief Investment    Officer


Bruce D. Alberts                                              None
    Chief Financial Officer

Gregory B. McShea                                             None
    General Counsel, Head of Legal and Compliance



                                       33

Gavin L. James                                                None
       Director of Global Client   Services

Peter L. Bain                                                 Senior Executive Vice President, Legg Mason, Inc.
    Director

Edward A. Taber, III                                          Senior Executive Vice President, Legg Mason, Inc.;
    Director                                                  Board Member, Western Asset Funds, Inc.; President
                                                              and Director/Trustee of all Legg Mason retail funds
                                                              except Legg Mason Tax Exempt Trust.


     The principal business address for Western Asset Funds, Inc. is 100 Light Street, 27th Floor, Baltimore, MD 21202.

     The principal business address for Legg Mason, Inc. is Legg Mason Tower, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203.

     The principal business address of Legg Mason Retail Funds is 100 Light Street, Baltimore, MD 21202.

     (k) WAML is the subadviser to the Preferred Fixed Income Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of WAML is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


NAME AND POSITION                                             BUSINESS AND
WITH WAML                                                     OTHER CONNECTIONS
James W. Hirschmann                                           None
     Managing Director

Peter L. Bain                                                 Senior Executive Vice President, Legg Mason, Inc.
    Director



                                       34

Edward A. Taber, III                                          Senior Executive Vice President, Legg Mason, Inc.;
       Director                                               Board Member, Western Asset Funds, Inc.; President
                                                              and Director/Trustee of all Legg Mason retail funds
                                                              except Legg Mason Tax Exempt Trust.


Michael Zelouf                                                None
    Senior Executive Officer   and Director


Gregory B. McShea                                             None
        General Counsel, Head of Legal and Compliance

Alison Moitysee                                               None
    Compliance Officer


Suzanne Taylor-King                                           None
    Finance Officer

     The principal business address for Western Asset Funds, Inc. is 100 Light Street, 27th Floor, Baltimore, MD 21202.

     The principal business address for Legg Mason, Inc. is Legg Mason Tower, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203.

     The principal business address of Legg Mason Retail Funds is 100 Light Street, Baltimore, MD 21202.

     (l) PFR is a subadviser to the Preferred Value Fund and its business is summarized under the caption "Management of The Preferred Group" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

     Other business, profession, vocation or employment of a substantial nature in which each director or officer of PFR is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:

NAME AND POSITION                                             BUSINESS AND
WITH PFR                                                      OTHER CONNECTIONS
James H. Gipson                                               President, Chairman of the Board and Director,
President, Chairman of the Board, Director,                   Clipper Fund, Inc.
and Portfolio Manager


Douglas W. Grey                                               None
Vice President, Portfolio Manager and Director

Peter J. Quinn                                                None
Vice President, Portfolio Manager and Director


Michael C. Sandler                                            Vice President, Clipper Fund, Inc.
Vice President, Portfolio Manager and Director


Nugroho Soeharto                                              None
Vice President, Portfolio Manager and Director

Kelly M. Sueoka                                               None
Vice President, Portfolio Manager and Director

Bruce G. Veaco                                                None
Chief Financial Officer, Vice President, Portfolio
Manager and Director


     The principal address for Clipper Fund, Inc. is 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210.


Item 26. Principal Underwriter

     (a) Caterpillar Securities Inc., the Registrant's Principal Underwriter, does not serve as underwriter for any other investment companies.

     (b) Information with respect to directors and officers of the Principal Underwriter is as follows:

                                           Positions and Offices                        Positions and
Names and Principal                        with Principal                               Offices with
Business Addresses                         Underwriter                                  Registrant
---------------------------------          -------------------------------------        ----------------------
David L. Bomberger                         President, Director                          President
Caterpillar
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

Frederick L. Kaufman                       Treasurer, Director                          Vice President,
Caterpillar                                                                             Treasurer
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

Sean X. McKessy                            Secretary                                    Secretary
Caterpillar
Securities, Inc.
411 Hamilton Boulevard
Suite 1200
Peoria, IL  61602

     (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 27. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Sean X. McKessy; Registrant's investment adviser, CIML; Registrant's Custodian, State Street; Registrant's Transfer Agent and Shareholder Servicing Agent, State Street; and each of the Registrant's subadvisers. The address of the Clerk is 100 N.E. Adams Street, Peoria, Illinois 61629; the address of CIML is 411 Hamilton Boulevard, Suite 1200, Peoria, IL 61602; the address of the Custodian, Transfer Agent and Shareholder Servicing Agent is P.O. Box 1713, Boston, Massachusetts 02110; and the addresses of the Registrant's relevant subadvisers are as follows: Jennison, 466 Lexington Avenue, New York, New York 10017; Mellon, 595 Market Street, Suite 3000, San Francisco, California 94105; PanAgora, 260 Franklin Street, Boston, Massachusetts 02110; Mercator, 2400 East Commercial Boulevard, Suite 810, Fort Lauderdale, Florida 33308; Morgan, 522 Fifth Avenue, New York, New York 10036; Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312; Western, 385 East Colorado Boulevard, Pasadena, CA 91101; WAML, 115 Bishopgate, London, UK EC2M3XG; PFR, 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210; Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973; and McKinley, 3301 C Street, Suite 500, Anchorage, AK 99503.

Item 28. Management Services

     None.

Item 29. Undertakings

     (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in confirmation with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (b) The undersigned Registrant hereby undertakes to provide to each person to whom a Prospectus is delivered a copy of its Annual Report without charge upon request.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective constituent series of the Trust.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all requirements for effectiveness of this Post-Effective Amendment No. 28 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Peoria and the State of Illinois on the 29th day of October, 2004.


                                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                            By:  /s/David L. Bomberger*
                                                 ------------------------
                                                 Title: President

Pursuant to the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                    Title                              Date
---------                    -----                              ----
/s/David L. Bomberger*       President                          October 29, 2004
----------------------
David L. Bomberger           (Principal Executive Officer)

/s/Gary M. Anna*             Trustee                            October 29, 2004
----------------
Gary M. Anna

/s/William F. Bahl*          Trustee                            October 29, 2004
-------------------
William F. Bahl

/s/Kevin E. Colgan*          Trustee                            October 29, 2004
-------------------
Kevin E. Colgan

/s/Dixie L. Mills*           Trustee                            October 29, 2004
------------------
Dixie L. Mills

/s/Fred L. Kaufman           Treasurer and Vice                 October 29, 2004
------------------           President (Principal
Fred L. Kaufman              Financial and Principal
                             Accounting Officer)


                             *By:/s/ Fred L. Kaufman
                             -----------------------
                             Fred L. Kaufman
                             Attorney-in-Fact Pursuant to
                             Powers of Attorney Filed
                             Previously and for Himself

                       THE PREFERRED GROUP OF MUTUAL FUNDS

                                Index to Exhibits


Exhibit No.           Description

(d) (22)              Form of Subadviser Agreement between the
                      Manager and McKinley

(j)                   Consent of PricewaterhouseCoopers LLP

(p) (11)              Code of Ethics of PFR